As filed with the Securities and Exchange Commission on December 30, 2016

  File No. 333-190294
  File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 5  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 260  ☒

Protective Variable Annuity
Separate Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Sutherland Asbill & Brennan LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

(202) 383-0118

It is proposed that this filing will become effective (check appropriate box):

☒  Immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on _____ pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on _____ pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

Supplement Dated December 30, 2016 to
Prospectus dated May 1, 2016 for
Protective Variable Annuity Investor Series
Individual Flexible Premium Deferred Variable
and Fixed Annuity Contract
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable product prospectus (the "Prospectus"). Please read this Supplement carefully and keep it with your Prospectus for future reference.

As of January 17, 2017, the following Funds have been added to your Protective Variable Annuity Investor Series individual flexible premium deferred variable and fixed annuity contract:

THE FUNDS

Fund	Fund Manager/Investment Advisor
American Funds IS® Asset Allocation Fund, Class 4	Capital Research and Management Company
American Funds IS® Bond Fund, Class 4	Capital Research and Management Company
American Funds IS® Capital Income Builder®, Class 4	Capital Research and Management Company
American Funds IS® Global Growth & Income Fund, Class 4	Capital Research and Management Company
American Funds IS® Growth-Income Fund, Class 4	Capital Research and Management Compan
American Funds IS® US Government/AAA-Rated Securities Fund, Class 4	Capital Research and Management Company
Franklin Mutual Global Discovery VIP Fund, Class 2	Franklin Mutual Advisers, LLC and Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund, Class 2	Franklin Mutual Advisers, LLC and Franklin Advisers, Inc.

American Funds Insurance Series

American Funds IS® Asset Allocation Fund, Class 4

The Fund's investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds IS® Bond Fund, Class 4

The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital.

American Funds IS® Capital Income Builder®, Class 4

The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund's secondary objective is to provide growth of capital.

American Funds IS® Global Growth & Income Fund, Class 4

The Fund's investment objective is to provide long-term growth of capital while providing current income.

American Funds IS® Growth-Income Fund, Class 4

The Fund's investment objectives are to achieve long-term growth of capital and income.

American Funds IS® US Government/AAA-Rated Securities Fund, Class 4

The Fund's investment objective is to provide a high level of current income consistent with preservation of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Mutual Global Discovery VIP Fund, Class 2

The Fund's investment objective is to provide capital appreciation.

Franklin Strategic Income VIP Fund, Class 2

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is long-term capital appreciation.

The table on page 20 of the Prospectus entitled "Incoming 12b-1 Fees" has been revised to add the following to the list of Funds from which Protective Life anticipates receiving 12b-1 fees:

Fund	Maximum 12b-1 Fee
American Funds Insurance Series	0.25%

The section of the Prospectus entitled "Unmonitored Sub-Accounts" on page 37 has been revised to add the following to the list of Sub-Accounts that are not monitored under the Allocation Adjustment Program:

American Funds IS® Asset Allocation

American Funds IS® Bond

American Funds IS® Capital Income Builder®

American Funds IS® Global Growth & Income

American Funds IS® Growth-Income

American Funds IS® US Government/AAA-Rated Securities

Franklin Mutual Global Discovery VIP

Franklin Strategic Income VIP

* * *

If you have any questions regarding this Supplement you may contact us by writing Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or calling toll free at 800-456-6330.

2

The prospectus included in Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File Nos. 333-190294 and 811-8108) filed on April 26, 2016 is incorporated herein by reference.

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated May 1, 2016 as supplemented on December 30, 2016. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS December 30, 2016.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statement of assets and liabilities of Protective Variable Annuity Separate Account as of December 31, 2015 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2015 and 2014 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2015, and 2014 and for the periods from January 1, 2015 to January 31, 2015 and February 1, 2015 to December 31, 2015 and for each of the two years in the period ended December 31, 2014 included in this SAI have been so included in reliance on the reports (which contain an explanatory paragraph related to the purchase of Protective Life's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited and the election to apply "pushdown" accounting as of the acquisition date) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

1

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2015 and the related statement of operations for the year then ended and the changes in net assets for the years ended December 31, 2015 and 2014 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2015 and 2014 and the related consolidated statements of income, share-owner's equity, and cash flows for the periods from January 1, 2015 to January 31, 2015 and February 1, 2015 to December 31, 2015 and for each of the two years in the period ended December 31, 2014 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.

Financial Statements follow this page.

2

INDEX TO FINANCIAL STATEMENTS

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2015	FSA-3
Statement of Operations for the year ended December 31, 2015	FSA-16
Statement of Changes in Net Assets for the year ended December 31, 2015	FSA-29
Statement of Changes in Net Assets for the year ended December 31, 2014	FSA-42
Notes to Financial Statements	FSA-53
PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Registered Public Accounting Firm	F-1
Consolidated Statements of Income for the periods from February 1, 2015 to December 31, 2015 and January 1, 2015 to January 31, 2015 and the years ended December 31, 2014, and 2013	F-3
Consolidated Statements of Comprehensive Income for the periods from February 1, 2015 to December 31, 2015 and January 1, 2015 to January 31, 2015 and the years ended December 31, 2014 and 2013	F-4
Consolidated Balance Sheets as of December 31, 2015 and 2014	F-5
Consolidated Statements of Share-Owner's Equity for the periods from February 1, 2015 to December 31, 2015 and January 1, 2015 to January 31, 2015 and the years ended December 31, 2014, and 2013	F-6
Consolidated Statements of Cash Flows for the periods from February 1, 2015 to December 31, 2015 and January 1, 2015 to January 31, 2015 and the years ended December 31, 2014, and 2013	F-7
Notes to Consolidated Financial Statements	F-8
Financial Statement Schedules:
Schedule III — Supplementary Insurance Information	S-1
Schedule IV — Reinsurance	S-3
Schedule V — Valuation Accounts	S-4

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

FSA-1

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Protective Variable Annuity Separate Account
and the Board of Directors of Protective Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Protective Variable Annuity Separate Account (the "Separate Account") at December 31, 2015, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 25, 2016

FSA-2

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
Assets
Investments in subaccounts at fair value	$63,311	$708	$2,320	$218	$9,654	$1,593	$123	$9	$1,669	$211
Receivable from Protective Life Insurance Company	25	—	9	—	38	17	—	—	8	—
Total Assets	63,336	708	2,329	218	9,692	1,610	123	9	1,677	211
Liabilities
Payable to Protective Life Insurance Company	25	—	9	—	38	17	—	—	8	—
Net Assets	$63,311	$708	$2,320	$218	$9,654	$1,593	$123	$9	$1,669	$211
Analysis of Net Assets
Accumulation period	63,311	708	2,320	218	9,654	1,593	123	9	1,669	211
Annuity period	—	—	—	—	—	—	—	—	—	—
Net Assets	$63,311	$708	$2,320	$218	$9,654	$1,593	$123	$9	$1,669	$211
Units Outstanding	3,745	72	247	23	1,000	166	14	1	168	21
Shares Owned in each Portfolio	3,096	35	185	17	369	61	5	—	25	3
Fair Value per Share	$20.45	$20.40	$12.51	$12.53	$26.19	$26.16	$23.90	$24.11	$67.69	$67.26
Investment in Portfolio shares, at Cost	$48,892	$717	$2,352	$221	$9,634	$1,598	$125	$9	$1,660	$207

The accompanying notes are an integral part of these financial statements.
FSA-3

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
Assets
Investments in subaccounts at fair value	$420	$4	$261	$—	$1,351	$184,377	$7,771	$1,047	$2,097
Receivable from Protective Life Insurance Company	—	—	—	—	—	2,347	—	—	—
Total Assets	420	4	261	—	1,351	186,724	7,771	1,047	2,097
Liabilities
Payable to Protective Life Insurance Company	—	—	—	—	—	2,347	—	—	—
Net Assets	$420	$4	$261	$—	$1,351	$184,377	$7,771	$1,047	$2,097
Analysis of Net Assets
Accumulation period	420	4	261	—	1,351	184,365	7,771	1,047	2,097
Annuity period	—	—	—	—	—	12	—	—	—
Net Assets	$420	$4	$261	$—	$1,351	$184,377	$7,771	$1,047	$2,097
Units Outstanding	48	—	29	—	71	9,961	448	71	133
Shares Owned in each Portfolio	23	—	14	—	677	5,544	388	86	169
Fair Value per Share	$18.02	$17.93	$18.71	$18.69	$2.00	$33.26	$20.04	$12.19	$12.38
Investment in Portfolio shares, at Cost	$432	$4	$262	$—	$1,422	$145,211	$7,567	$931	$1,745

The accompanying notes are an integral part of these financial statements.
FSA-4

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2
Assets
Investments in subaccounts at fair value	$2,962	$231,506	$195,844	$170,667	$18,971	$150,656	$484,635	$228,798	$40,092
Receivable from Protective Life Insurance Company	—	4,649	605	18	196	16	46	25	5
Total Assets	2,962	236,155	196,449	170,685	19,167	150,672	484,681	228,823	40,097
Liabilities
Payable to Protective Life Insurance Company	—	4,649	605	18	196	15	44	25	5
Net Assets	$2,962	$231,506	$195,844	$170,667	$18,971	$150,657	$484,637	$228,798	$40,092
Analysis of Net Assets
Accumulation period	2,962	231,506	195,842	170,667	18,971	150,618	484,583	228,797	40,092
Annuity period	—	—	2	—	—	39	54	1	—
Net Assets	$2,962	$231,506	$195,844	$170,667	$18,971	$150,657	$484,637	$228,798	$40,092
Units Outstanding	147	13,418	16,489	9,433	1,116	10,486	33,349	13,637	2,388
Shares Owned in each Portfolio	46	1,133	16,199	5,362	2,676	10,610	25,241	9,256	2,268
Fair Value per Share	$65.01	$204.25	$12.09	$31.83	$7.09	$14.20	$19.20	$24.72	$17.68
Investment in Portfolio shares, at Cost	$1,674	$219,632	$204,231	$162,466	$25,012	$163,183	$415,303	$174,157	$36,779

The accompanying notes are an integral part of these financial statements.
FSA-5

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
Assets
Investments in subaccounts at fair value	$18,593	$553,685	$1,494	$98,221	$348,208	$125,428	$6,835	$51,990	$131,778
Receivable from Protective Life Insurance Company	1	114	—	8	241	12	—	4	7
Total Assets	18,594	553,799	1,494	98,229	348,449	125,440	6,835	51,994	131,785
Liabilities
Payable to Protective Life Insurance Company	1	113	—	8	241	11	—	6	7
Net Assets	$18,593	$553,686	$1,494	$98,221	$348,208	$125,429	$6,835	$51,988	$131,778
Analysis of Net Assets
Accumulation period	18,593	553,643	1,494	98,220	348,198	125,403	6,835	51,808	131,778
Annuity period	—	43	—	1	10	26	—	180	—
Net Assets	$18,593	$553,686	$1,494	$98,221	$348,208	$125,429	$6,835	$51,988	$131,778
Units Outstanding	1,078	50,826	212	8,409	28,607	10,086	660	2,092	9,046
Shares Owned in each Portfolio	1,051	44,401	236	7,441	22,039	9,417	628	5,537	14,034
Fair Value per Share	$17.69	$12.47	$6.32	$13.20	$15.80	$13.32	$10.88	$9.39	$9.39
Investment in Portfolio shares, at Cost	$20,935	$581,682	$2,090	$107,969	$406,209	$107,719	$7,127	$53,492	$131,774

The accompanying notes are an integral part of these financial statements.
FSA-6

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
Assets
Investments in subaccounts at fair value	$7,363	$76,265	$26,200	$18,749	$35,156	$157,352	$30,991	$47,866	$31,841	$670
Receivable from Protective Life Insurance Company	20	5	3	1	1	1,534	2	3	4	—
Total Assets	7,383	76,270	26,203	18,750	35,157	158,886	30,993	47,869	31,845	670
Liabilities
Payable to Protective Life Insurance Company	20	5	4	1	1	1,534	2	3	7	—
Net Assets	$7,363	$76,265	$26,199	$18,749	$35,156	$157,352	$30,991	$47,866	$31,838	$670
Analysis of Net Assets
Accumulation period	7,345	76,263	26,113	18,749	35,128	157,352	30,948	47,864	31,778	670
Annuity period	18	2	86	—	28	—	43	2	60	—
Net Assets	$7,363	$76,265	$26,199	$18,749	$35,156	$157,352	$30,991	$47,866	$31,838	$670
Units Outstanding	302	4,977	712	1,030	1,322	8,563	2,072	4,695	866	30
Shares Owned in each Portfolio	508	5,256	2,259	1,627	2,251	10,093	3,372	5,197	1,906	40
Fair Value per Share	$14.49	$14.51	$11.60	$11.52	$15.62	$15.59	$9.19	$9.21	$16.71	$16.77
Investment in Portfolio shares, at Cost	$7,651	$74,745	$28,069	$12,851	$22,660	$138,387	$41,480	$38,314	$17,886	$363

The accompanying notes are an integral part of these financial statements.
FSA-7

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi-Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
Assets
Investments in subaccounts at fair value	$11,045	$60,352	$1,627	$345	$238	$131	$624	$6,036	$3,192
Receivable from Protective Life Insurance Company	47	10	—	—	—	—	—	—	1
Total Assets	11,092	60,362	1,627	345	238	131	624	6,036	3,193
Liabilities
Payable to Protective Life Insurance Company	47	9	—	—	—	—	—	—	2
Net Assets	$11,045	$60,353	$1,627	$345	$238	$131	$624	$6,036	$3,191
Analysis of Net Assets
Accumulation period	11,045	60,346	1,627	345	238	131	624	6,036	3,191
Annuity period	—	7	—	—	—	—	—	—	—
Net Assets	$11,045	$60,353	$1,627	$345	$238	$131	$624	$6,036	$3,191
Units Outstanding	1,109	3,268	159	30	22	12	59	701	273
Shares Owned in each Portfolio	1,049	9,035	63	18	16	5	26	105	57
Fair Value per Share	$10.53	$6.68	$25.72	$19.42	$15.27	$25.78	$24.09	$57.30	$55.85
Investment in Portfolio shares, at Cost	$11,140	$60,002	$1,655	$353	$235	$136	$614	$5,146	$1,369

The accompanying notes are an integral part of these financial statements.
FSA-8

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds
	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
Assets
Investments in subaccounts at fair value	$27,984	$75,614	$29,439	$158,849	$164,488	$2,960	$97,512	$34,048	$411,587	$35,435
Receivable from Protective Life Insurance Company	35	44	16	42	29	—	59	11	47	11
Total Assets	28,019	75,658	29,455	158,891	164,517	2,960	97,571	34,059	411,634	35,446
Liabilities
Payable to Protective Life Insurance Company	35	44	15	42	30	—	58	9	47	11
Net Assets	$27,984	$75,614	$29,440	$158,849	$164,487	$2,960	$97,513	$34,050	$411,587	$35,435
Analysis of Net Assets
Accumulation period	27,984	75,614	29,402	158,826	164,440	2,960	97,513	34,004	411,587	35,430
Annuity period	—	—	38	23	47	—	—	46	—	5
Net Assets	$27,984	$75,614	$29,440	$158,849	$164,487	$2,960	$97,513	$34,050	$411,587	$35,435
Units Outstanding	1,769	6,359	1,196	7,016	8,804	238	9,206	1,553	21,433	3,057
Shares Owned in each Portfolio	1,800	7,501	1,676	9,072	10,179	186	8,539	1,737	21,032	1,072
Fair Value per Share	$15.55	$10.08	$17.57	$17.51	$16.16	$15.91	$11.42	$19.60	$19.57	$33.04
Investment in Portfolio shares, at Cost	$26,915	$89,884	$18,476	$107,009	$140,946	$2,774	$99,387	$29,250	$389,890	$31,034

The accompanying notes are an integral part of these financial statements.
FSA-9

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds		Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC
Assets
Investments in subaccounts at fair value	$32,590	$5,206	$37,265	$8,768	$39,280	$618,734	$44,922	$18,978	$88,967
Receivable from Protective Life Insurance Company	52	12	558	240	321	157	37	233	7
Total Assets	32,642	5,218	37,823	9,008	39,601	618,891	44,959	19,211	88,974
Liabilities
Payable to Protective Life Insurance Company	52	12	558	240	321	157	36	233	7
Net Assets	$32,590	$5,206	$37,265	$8,768	$39,280	$618,734	$44,923	$18,978	$88,967
Analysis of Net Assets
Accumulation period	32,578	5,206	37,265	8,768	39,280	618,706	44,893	18,978	88,933
Annuity period	12	—	—	—	—	28	30	—	34
Net Assets	$32,590	$5,206	$37,265	$8,768	$39,280	$618,734	$44,923	$18,978	$88,967
Units Outstanding	1,904	405	2,038	455	3,427	41,371	2,179	1,206	5,041
Shares Owned in each Portfolio	6,114	307	2,085	432	3,241	55,542	3,303	1,628	2,762
Fair Value per Share	$5.33	$16.96	$17.87	$20.31	$12.12	$11.14	$13.60	$11.66	$32.21
Investment in Portfolio shares, at Cost	$22,732	$5,586	$30,034	$8,114	$38,041	$672,474	$44,606	$19,621	$62,867

The accompanying notes are an integral part of these financial statements.
FSA-10

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Lord Abbett Series Fund, Inc.				MFS Variable Insurance Trust
	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Growth Stock IC	MFS Investors Growth Stock SC	MFS Investors Trust IC	MFS Investors Trust SC
Assets
Investments in subaccounts at fair value	$38,379	$27,940	$66,033	$125,147	$5,390	$58,065	$—	$—	$7,874	$70,030
Receivable from Protective Life Insurance Company	2	5	8	15	—	17	—	—	—	129
Total Assets	38,381	27,945	66,041	125,162	5,390	58,082	—	—	7,874	70,159
Liabilities
Payable to Protective Life Insurance Company	2	5	7	15	—	17	—	—	21	129
Net Assets	$38,379	$27,940	$66,034	$125,147	$5,390	$58,065	$—	$—	$7,853	$70,030
Analysis of Net Assets
Accumulation period	38,379	27,940	65,962	125,147	5,390	58,065	—	—	7,827	70,030
Annuity period	—	—	72	—	—	—	—	—	26	—
Net Assets	$38,379	$27,940	$66,034	$125,147	$5,390	$58,065	$—	$—	$7,853	$70,030
Units Outstanding	1,834	1,967	3,258	7,825	200	2,820	—	—	361	3,743
Shares Owned in each Portfolio	3,231	3,399	2,836	7,687	134	1,485	—	—	296	2,663
Fair Value per Share	$11.88	$8.22	$23.28	$16.28	$40.17	$39.09	$—	$—	$26.58	$26.30
Investment in Portfolio shares, at Cost	$40,861	$22,781	$52,537	$131,597	$2,950	$37,710	$—	$—	$5,617	$54,122

The accompanying notes are an integral part of these financial statements.
FSA-11

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC
Assets
Investments in subaccounts at fair value	$2,152	$73,525	$6,708	$4,475	$25,781	$67,343	$3,118	$35,747	$567,061	$241,369
Receivable from Protective Life Insurance Company	—	7	—	—	1	3	—	13	53	135
Total Assets	2,152	73,532	6,708	4,475	25,782	67,346	3,118	35,760	567,114	241,504
Liabilities
Payable to Protective Life Insurance Company	—	7	—	—	1	3	—	13	51	134
Net Assets	$2,152	$73,525	$6,708	$4,475	$25,781	$67,343	$3,118	$35,747	$567,063	$241,370
Analysis of Net Assets
Accumulation period	2,152	73,525	6,703	4,475	25,775	67,329	3,118	35,747	567,034	241,355
Annuity period	—	—	5	—	6	14	—	—	29	15
Net Assets	$2,152	$73,525	$6,708	$4,475	$25,781	$67,343	$3,118	$35,747	$567,063	$241,370
Units Outstanding	65	2,943	293	222	1,067	3,476	99	1,694	50,020	13,576
Shares Owned in each Portfolio	139	5,088	251	169	1,141	3,025	122	1,421	44,371	13,321
Fair Value per Share	$15.49	$14.45	$26.68	$26.42	$22.60	$22.26	$25.56	$25.15	$12.78	$18.12
Investment in Portfolio shares, at Cost	$1,894	$73,131	$4,693	$3,163	$20,621	$56,732	$2,652	$34,752	$572,114	$171,477

The accompanying notes are an integral part of these financial statements.
FSA-12

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA
Assets
Investments in subaccounts at fair value	$537	$30,515	$1,987	$50,659	$8,632	$58,337	$2,782	$919	$9,090
Receivable from Protective Life Insurance Company		—	104	8	—	—	—	—	1
Total Assets	537	30,619	1,987	50,667	8,632	58,337	2,782	919	9,091
Liabilities
Payable to Protective Life Insurance Company		—	104	7	—	—	—	—	—
Net Assets	$537	$30,515	$1,987	$50,660	$8,632	$58,337	$2,782	$919	$9,091
Analysis of Net Assets
Accumulation period	537	30,515	1,987	50,660	8,623	58,337	2,782	919	9,063
Annuity period	—	—	—	—	9	—	—	—	28
Net Assets	$537	$30,515	$1,987	$50,660	$8,632	$58,337	$2,782	$919	$9,091
Units Outstanding	72	2,166	202	5,131	343	3,174	127	46	266
Shares Owned in each Portfolio	47	1,379	121	3,123	156	1,065	36	12	239
Fair Value per Share	$11.42	$22.13	$16.38	$16.22	$55.49	$54.80	$76.85	$73.88	$38.00
Investment in Portfolio shares, at Cost	$671	$22,482	$2,155	$55,165	$6,455	$49,000	$1,875	$546	$6,426

The accompanying notes are an integral part of these financial statements.
FSA-13

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Oppenheimer Variable Account Funds						PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	Oppenheimer Money Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Assets
Investments in subaccounts at fair value	$269,963	$13,345	$388,479	$10,993	$35,737	$2,546,031	$724	$4,545	$16,833	$88,159
Receivable from Protective Life Insurance Company	15	1	72	—	649	10,677	—	—	9	27
Total Assets	269,978	13,346	388,551	10,993	36,386	2,556,708	724	4,545	16,842	88,186
Liabilities
Payable to Protective Life Insurance Company	15	27	73	12	649	10,669	—	—	9	27
Net Assets	$269,963	$13,319	$388,478	$10,981	$35,737	$2,546,039	$724	$4,545	$16,833	$88,159
Analysis of Net Assets
Accumulation period	269,921	13,259	388,445	10,947	35,737	2,546,035	724	4,545	16,833	88,159
Annuity period	42	60	33	34	—	4	—	—	—	—
Net Assets	$269,963	$13,319	$388,478	$10,981	$35,737	$2,546,039	$724	$4,545	$16,833	$88,159
Units Outstanding	10,419	648	26,621	519	1,969	443,743	76	443	1,300	8,535
Shares Owned in each Portfolio	7,182	2,735	77,696	376	1,233	2,546,031	79	500	1,446	8,601
Fair Value per Share	$37.59	$4.88	$5.00	$29.24	$28.98	$1.00	$9.19	$9.09	$11.64	$10.25
Investment in Portfolio shares, at Cost	$208,494	$13,532	$425,370	$8,392	$32,490	$2,546,031	$859	$5,045	$17,722	$90,643

The accompanying notes are an integral part of these financial statements.
FSA-14

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	PIMCO Variable Insurance Trust			Royce Capital Fund		Rydex Variable Trust			The Universal Institutional Funds, Inc.	Van Eck Worldwide Insurance Trust
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Rydex Inverse S&P 500 Strategy	UIF Global Real Estate II	Van Eck Global Hard Asset
Assets
Investments in subaccounts at fair value	$373,368	$71,672	$861,568	$15,408	$110,724	$8	$6	$—	$9,253	$174
Receivable from Protective Life Insurance Company	119	5	228	1	8	—	—	—	3	—
Total Assets	373,487	71,677	861,796	15,409	110,732	8	6	—	9,256	174
Liabilities
Payable to Protective Life Insurance Company	119	5	227	1	8	—	—	—	3	—
Net Assets	$373,368	$71,672	$861,569	$15,408	$110,724	$8	$6	$—	$9,253	$174
Analysis of Net Assets
Accumulation period	373,368	71,672	861,547	15,408	110,724	8	6	—	9,253	174
Annuity period	—	—	22	—	—	—	—	—	—	—
Net Assets	$373,368	$71,672	$861,569	$15,408	$110,724	$8	$6	$—	$9,253	$174
Units Outstanding	36,629	7,184	76,559	1,365	7,845	2	1	—	678	7
Shares Owned in each Portfolio	31,297	6,979	81,434	1,675	13,389	2	—	—	909	10
Fair Value per Share	$11.93	$10.27	$10.58	$9.20	$8.27	$4.74	$35.71	$15.95	$10.18	$16.88
Investment in Portfolio shares, at Cost	$425,798	$71,459	$917,875	$18,284	$133,965	$15	$8	$—	$7,255	$164
The accompanying notes are an integral part of these financial statements.
FSA-15

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
($ in thousands)

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
Investment Income
Dividend income	$1,062	$8	$36	$3	$69	$11	$—	$—	$7	$1
Expenses
Mortality and expense risk and administrative charges	639	1	4	—	15	3	—	—	2	1
Net investment income (loss)	423	7	32	3	54	8	—	—	5	—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	743	—	—	(2)	—	(1)	—	—	—	—
Capital gain distributions	4,567									—
Net realized gain (loss) on investments	5,310	—	—	(2)	—	(1)	—	—	—	—
Net unrealized appreciation (depreciation) on investments	(5,592)	(9)	(32)	(3)	20	(4)	(2)	—	9	4
Net realized and unrealized gain (loss) on investments	(282)	(9)	(32)	(5)	20	(5)	(2)	—	9	4
Net Increase (Decrease) in Net Assets Resulting from Operations	$141	$(2)	$—	$(2)	$74	$3	$(2)	$—	$14	$4

The accompanying notes are an integral part of these financial statements.
FSA-16

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
Investment Income
Dividend income	$5	$—	$1	$—	$2	$1,748	$244	$17	$34
Expenses
Mortality and expense risk and administrative charges	1	—	—	—	20	2,757	90	11	21
Net investment income (loss)	4	—	1	—	(18)	(1,009)	154	6	13
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	—	—	—	—	1	1,841	75	7	43
Capital gain distributions	—	—	—	—	6	23,403	837	5	9
Net realized gain (loss) on investments	—	—	—	—	7	25,244	912	12	52
Net unrealized appreciation (depreciation) on investments	(12)	—	(1)	—	(37)	(30,822)	(1,509)	(41)	(97)
Net realized and unrealized gain (loss) on investments	(12)	—	(1)	—	(30)	(5,578)	(597)	(29)	(45)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8)	$—	$—	$—	$(48)	$(6,587)	$(443)	$(23)	$(32)

The accompanying notes are an integral part of these financial statements.
FSA-17

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Small Cap Value VIP CL 2
Investment Income
Dividend income	$1	$4,996	$4,745	$501	$—	$8,077	$5,142	$17,936	$327
Expenses
Mortality and expense risk and administrative charges	31	2,254	1,993	3,117	238	1,812	3,537	7,198	534
Net investment income (loss)	(30)	2,742	2,752	(2,616)	(238)	6,265	1,605	10,738	(207)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	138	(10,276)	(14)	(17,740)	(1,979)	(1,421)	(1,875)	10,758	(1,676)
Capital gain distributions	101	97	130	38,372	13,404	—	38,056	39,575	7,531
Net realized gain (loss) on investments	239	(10,179)	116	20,632	11,425	(1,421)	36,181	50,333	5,855
Net unrealized appreciation (depreciation) on investments	(24)	(10,810)	(6,646)	(27,331)	(10,830)	(19,105)	(56,571)	(101,302)	(9,851)
Net realized and unrealized gain (loss) on investments	215	(20,989)	(6,530)	(6,699)	595	(20,526)	(20,390)	(50,969)	(3,996)
Net Increase (Decrease) in Net Assets Resulting from Operations	$185	$(18,247)	$(3,778)	$(9,315)	$357	$(14,261)	$(18,785)	$(40,231)	$(4,203)

The accompanying notes are an integral part of these financial statements.
FSA-18

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
Investment Income
Dividend income	$—	$15,151	$29	$3,815	$27,594	$3,878	$6	$786	$1,642
Expenses
Mortality and expense risk and administrative charges	315	6,274	18	1,153	4,094	1,499	78	680	1,615
Net investment income (loss)	(315)	8,877	11	2,662	23,500	2,379	(72)	106	27
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(2,327)	(798)	(140)	(1,214)	(486)	(842)	6	246	135
Capital gain distributions	7,344	—	185	3,897	1,792	—	147	6,344	16,089
Net realized gain (loss) on investments	5,017	(798)	45	2,683	1,306	(842)	153	6,590	16,224
Net unrealized appreciation (depreciation) on investments	(5,621)	(11,319)	(522)	(13,718)	(44,454)	(12,275)	(468)	(9,864)	(24,674)
Net realized and unrealized gain (loss) on investments	(604)	(12,117)	(477)	(11,035)	(43,148)	(13,117)	(315)	(3,274)	(8,450)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(919)	$(3,240)	$(466)	$(8,373)	$(19,648)	$(10,738)	$(387)	$(3,168)	$(8,423)

The accompanying notes are an integral part of these financial statements.
FSA-19

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
Investment Income
Dividend income	$33	$95	$81	$6	$127	$188	$553	$721	$449	$8
Expenses
Mortality and expense risk and administrative charges	85	1,460	359	173	436	2,002	372	490	464	9
Net investment income (loss)	(52)	(1,365)	(278)	(167)	(309)	(1,814)	181	231	(15)	(1)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	59	(3,032)	230	538	414	1,101	(543)	800	1,953	55
Capital gain distributions	588	6,077	3,419	2,460	2,168	10,685	—	—	1,985	45
Net realized gain (loss) on investments	647	3,045	3,649	2,998	2,582	11,786	(543)	800	3,938	100
Net unrealized appreciation (depreciation) on investments	(1,441)	(12,479)	(4,166)	(3,357)	(1,366)	(10,824)	669	(1,285)	(4,419)	(114)
Net realized and unrealized gain (loss) on investments	(794)	(9,434)	(517)	(359)	1,216	962	126	(485)	(481)	(14)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(846)	$(10,799)	$(795)	$(526)	$907	$(852)	$307	$(254)	$(496)	$(15)

The accompanying notes are an integral part of these financial statements.
FSA-20

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi-Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
Investment Income
Dividend income	$47	$—	$20	$6	$—	$2	$3	$—	$—
Expenses
Mortality and expense risk and administrative charges	18	800	8	2	2	1	4	73	36
Net investment income (loss)	29	(800)	12	4	(2)	1	(1)	(73)	(36)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	—	(339)	—	—	—	—	—	159	400
Capital gain distributions	—	5,017	1	8	—	—	—	31	19
Net realized gain (loss) on investments	—	4,678	1	8	—	—	—	190	419
Net unrealized appreciation (depreciation) on investments	(95)	(8,137)	(31)	(22)	1	(4)	3	108	(246)
Net realized and unrealized gain (loss) on investments	(95)	(3,459)	(30)	(14)	1	(4)	3	298	173
Net Increase (Decrease) in Net Assets Resulting from Operations	$(66)	$(4,259)	$(18)	$(10)	$(1)	$(3)	$2	$225	$137

The accompanying notes are an integral part of these financial statements.
FSA-21

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
Investment Income
Dividend income	$2	$2,985	$646	$2,889	$3,967	$106	$1,833	$1,091	$11,158	$535
Expenses
Mortality and expense risk and administrative charges	579	1,039	420	1,973	2,435	107	833	473	6,562	618
Net investment income (loss)	(577)	1,946	226	916	1,532	(1)	1,000	618	4,596	(83)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	2,331	(64)	2,472	9,039	3,893	371	—	673	(3,489)	(1,247)
Capital gain distributions	3,492	6,729	91	477	15,328	—	34	5,671	65,289	—
Net realized gain (loss) on investments	5,823	6,665	2,563	9,516	19,221	371	34	6,344	61,800	(1,247)
Net unrealized appreciation (depreciation) on investments	(10,106)	(13,203)	(5,164)	(24,308)	(30,910)	(756)	(1,768)	(8,515)	(104,153)	(2,781)
Net realized and unrealized gain (loss) on investments	(4,283)	(6,538)	(2,601)	(14,792)	(11,689)	(385)	(1,734)	(2,171)	(42,353)	(4,028)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,860)	$(4,592)	$(2,375)	$(13,876)	$(10,157)	$(386)	$(734)	$(1,553)	$(37,757)	$(4,111)

The accompanying notes are an integral part of these financial statements.
FSA-22

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Invesco Variable Insurance Funds		Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC
Investment Income
Dividend income	$—	$—	$38	$—	$322	$26,109	$835	$187	$1,129
Expenses
Mortality and expense risk and administrative charges	420	122	672	149	604	6,981	464	270	1,083
Net investment income (loss)	(420)	(122)	(634)	(149)	(282)	19,128	371	(83)	46
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	2,481	(107)	(1,944)	(826)	13	685	(975)	(1,394)	6,367
Capital gain distributions	2,618	1,213	2,972	304	417	3,974	4,022	3,910	4,834
Net realized gain (loss) on investments	5,099	1,106	1,028	(522)	430	4,659	3,047	2,516	11,201
Net unrealized appreciation (depreciation) on investments	(4,657)	(1,814)	(876)	(333)	(2,930)	(41,288)	(5,114)	(3,527)	(15,186)
Net realized and unrealized gain (loss) on investments	442	(708)	152	(855)	(2,500)	(36,629)	(2,067)	(1,011)	(3,985)
Net Increase (Decrease) in Net Assets Resulting from Operations	$22	$(830)	$(482)	$(1,004)	$(2,782)	$(17,501)	$(1,696)	$(1,094)	$(3,939)

The accompanying notes are an integral part of these financial statements.
FSA-23

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Lord Abbett Series Fund, Inc.				MFS Variable Insurance Trust
	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Growth Stock IC	MFS Investors Growth Stock SC	MFS Investors Trust IC	MFS Investors Trust SC
Investment Income
Dividend income	$—	$227	$406	$1,511	$8	$—	$19	$344	$77	$1,055
Expenses
Mortality and expense risk and administrative charges	472	282	759	2,278	72	1,007	7	144	115	1,549
Net investment income (loss)	(472)	(55)	(353)	(767)	(64)	(1,007)	12	200	(38)	(494)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(959)	472	4,253	(15,262)	165	8,249	119	19,461	226	4,251
Capital gain distributions	4,103	2,111	4,184	12,737	281	5,851	201	5,685	901	16,591
Net realized gain (loss) on investments	3,144	2,583	8,437	(2,525)	446	14,100	320	25,146	1,127	20,842
Net unrealized appreciation (depreciation) on investments	(2,974)	207	(11,472)	(9,803)	(67)	(9,093)	(309)	(24,624)	(1,168)	(24,268)
Net realized and unrealized gain (loss) on investments	170	2,790	(3,035)	(12,328)	379	5,007	11	522	(41)	(3,426)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(302)	$2,735	$(3,388)	$(13,095)	$315	$4,000	$23	$722	$(79)	$(3,920)

The accompanying notes are an integral part of these financial statements.
FSA-24

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC
Investment Income
Dividend income	$—	$—	$53	$30	$724	$2,068	$172	$1,631	$21,440	$8,642
Expenses
Mortality and expense risk and administrative charges	34	1,273	98	70	358	913	57	570	6,827	4,280
Net investment income (loss)	(34)	(1,273)	(45)	(40)	366	1,155	115	1,061	14,613	4,362
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(2)	(1,635)	142	252	750	2,852	302	4,495	151	30,241
Capital gain distributions	75	4,091	541	497	1,029	3,272	284	2,862	—	24,362
Net realized gain (loss) on investments	73	2,456	683	749	1,779	6,124	586	7,357	151	54,603
Net unrealized appreciation (depreciation) on investments	(104)	(4,166)	(668)	(788)	(2,570)	(8,870)	(1,364)	(15,569)	(23,916)	(73,304)
Net realized and unrealized gain (loss) on investments	(31)	(1,710)	15	(39)	(791)	(2,746)	(778)	(8,212)	(23,765)	(18,701)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(65)	$(2,983)	$(30)	$(79)	$(425)	$(1,591)	$(663)	$(7,151)	$(9,152)	$(14,339)

The accompanying notes are an integral part of these financial statements.
FSA-25

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA
Dividend income	$5	$1,631	$11	$270	$9	$—	$—	$—	$129
Expenses
Mortality and expense risk and administrative charges	9	762	22	395	125	483	42	10	128
Net investment income (loss)	(4)	869	(11)	(125)	(116)	(483)	(42)	(10)	1
Net Realized And Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(87)	1,980	3	(266)	307	(530)	77	75	343
Capital gain distributions	—	933	125	3,411	1,648	9,341	260	81	642
Net realized gain (loss) on investments	(87)	2,913	128	3,145	1,955	8,811	337	156	985
Net unrealized appreciation (depreciation) on investments	(18)	(2,010)	(168)	(4,505)	(1,614)	(8,494)	(144)	(94)	(660)
Net realized and unrealized gain (loss) on investments	(105)	903	(40)	(1,360)	341	317	193	62	325
Net Increase (Decrease) in Net Assets Resulting from Operations	$(109)	$1,772	$(51)	$(1,485)	$225	$(166)	$151	$52	$326

The accompanying notes are an integral part of these financial statements.
FSA-26

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Oppenheimer Variable Account Funds						PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	Oppenheimer Money Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Investment Income
Dividend income	$4,174	$878	$22,764	$106	$131	$112	$26	$100	$301	$2,896
Expenses
Mortality and expense risk and administrative charges	3,977	203	4,551	154	258	11,763	9	37	186	1,021
Net investment income (loss)	197	675	18,213	(48)	(127)	(11,651)	17	63	115	1,875
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(2,862)	98	(74)	346	(232)	—	(26)	2	(40)	(26)
Capital gain distributions	25,711	—	—	1,736	3,067	—	—	209	—	—
Net realized gain (loss) on investments	22,849	98	(74)	2,082	2,835	—	(26)	211	(40)	(26)
Net unrealized appreciation (depreciation) on investments	(17,509)	(1,264)	(32,464)	(1,804)	(2,922)	—	(72)	(479)	(563)	(2,691)
Net realized and unrealized gain (loss) on investments	5,340	(1,166)	(32,538)	278	(87)	—	(98)	(268)	(603)	(2,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,537	$(491)	$(14,325)	$230	$(214)	$(11,651)	$(81)	$(205)	$(488)	$(842)

The accompanying notes are an integral part of these financial statements.
FSA-27

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund		Rydex Variable Trust			The Universal Institutional Funds, Inc.	Van Eck Worldwide Insurance Trust
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Rydex Inverse S&P 500 Strategy	UIF Global Real Estate II	Van Eck Global Hard Asset
Investment Income
Dividend income	$15,621	$603	$42,574	$—	$459	$—	$—	$—	$218	$—
Expenses
Mortality and expense risk and administrative charges	4,227	860	9,845	216	1,959	—	—	—	127	4
Net investment income (loss)	11,394	(257)	32,729	(216)	(1,500)	—	—	—	91	(4)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(966)	117	(708)	(643)	(12,343)	—	—	—	184	5
Capital gain distributions	—	38	9,292	961	26,712	—	—	—	—	—
Net realized gain (loss) on investments	(966)	155	8,584	318	14,369	—	—	—	184	5
Net unrealized appreciation (depreciation) on investments	(25,792)	23	(48,511)	(3,167)	(35,729)	(3)	—	—	(552)	(97)
Net realized and unrealized gain (loss) on investments	(26,758)	178	(39,927)	(2,849)	(21,360)	(3)	—	—	(368)	(92)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,364)	$(79)	$(7,198)	$(3,065)	$(22,860)	$(3)	$—	$—	$(277)	$(96)

The accompanying notes are an integral part of these financial statements.
FSA-28

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2015
($ in thousands)

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
From Operations
Net investment income (loss)	$423	$7	$32	$3	$54	$8	$—	$—	$5	$—
Net realized gain (loss) on investments	5,310	—	—	(2)	—	(1)	—	—	—	—
Net unrealized appreciation (depreciation) on investments	(5,592)	(9)	(32)	(3)	20	(4)	(2)	—	9	4
Net increase (decrease) in net assets resulting from operations	141	(2)	—	(2)	74	3	(2)	—	14	4
From Variable Annuity Contract Transactions
Contract owners' net payments	2,469	692	2,169	223	8,242	1,529	111	9	1,522	200
Contract maintenance fees	(481)	(1)	(1)	—	(23)	(3)	—	—	(2)	—
Contract owners' benefits	(5,455)	(12)	(6)	(2)	(32)	(8)	(3)	—	—	(1)
Transfer (to) from other portfolios	(180)	31	158	(1)	1,393	72	17	—	135	8
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3,647)	710	2,320	220	9,580	1,590	125	9	1,655	207
Total increase (decrease) in net assets	(3,506)	708	2,320	218	9,654	1,593	123	9	1,669	211
Net Assets
Beginning of period	66,817	—	—	—	—	—	—	—	—	—
End of period	$63,311	$708	$2,320	$218	$9,654	$1,593	$123	$9	$1,669	$211

The accompanying notes are an integral part of these financial statements.
FSA-29

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
From Operations
Net investment income (loss)	$4	$—	$1	$—	$(18)	$(1,009)	$154	$6	$13
Net realized gain (loss) on investments	—	—	—	—	7	25,244	912	12	52
Net unrealized appreciation (depreciation) on investments	(12)	—	(1)	—	(37)	(30,822)	(1,509)	(41)	(97)
Net increase (decrease) in net assets resulting from operations	(8)	—	—	—	(48)	(6,587)	(443)	(23)	(32)
From Variable Annuity Contract Transactions
Contract owners' net payments	406	4	242		—	19,085	4	—	—
Contract maintenance fees	—	—	—		(1)	(2,375)	(61)	(7)	(17)
Contract owners' benefits	(3)	—	—	—	(98)	(15,788)	(1,212)	(35)	(165)
Transfer (to) from other portfolios	25	—	19		—	(71,571)	80	223	348
Net increase (decrease) in net assets resulting from variable annuity contract transactions	428	4	261	—	(99)	(70,649)	(1,189)	181	166
Total increase (decrease) in net assets	420	4	261	—	(147)	(77,236)	(1,632)	158	134
Net Assets
Beginning of period	—	—	—	—	1,498	261,613	9,403	889	1,963
End of period	$420	$4	$261	$—	$1,351	$184,377	$7,771	$1,047	$2,097

The accompanying notes are an integral part of these financial statements.
FSA-30

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Small Cap Value VIP CL 2
From Operations
Net investment income (loss)	$(30)	$2,742	$2,752	$(2,616)	$(238)	$6,265	$10,738	$1,605	$(207)
Net realized gain (loss) on investments	239	(10,179)	116	20,632	11,425	(1,421)	50,333	36,181	5,855
Net unrealized appreciation (depreciation) on investments	(24)	(10,810)	(6,646)	(27,331)	(10,830)	(19,105)	(101,302)	(56,571)	(9,851)
Net increase (decrease) in net assets resulting from operations	185	(18,247)	(3,778)	(9,315)	357	(14,261)	(40,231)	(18,785)	(4,203)
From Variable Annuity Contract Transactions
Contract owners' net payments	2	213,353	22,998	26,068	1,113	20,073	30,521	18,296	1,505
Contract maintenance fees	(10)	(929)	(1,951)	(3,006)	(194)	(1,332)	(6,632)	(3,217)	(440)
Contract owners' benefits	(364)	(10,024)	(11,393)	(16,136)	(1,626)	(16,174)	(41,250)	(22,106)	(2,679)
Transfer (to) from other portfolios	(42)	(87,735)	30,911	(151,593)	(1,461)	(13,434)	(186,308)	(119,953)	(1,437)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(414)	114,665	40,565	(144,667)	(2,168)	(10,867)	(203,669)	(126,980)	(3,051)
Total increase (decrease) in net assets	(229)	96,418	36,787	(153,982)	(1,811)	(25,128)	(243,900)	(145,765)	(7,254)
Net Assets
Beginning of period	3,191	135,088	159,057	324,649	20,782	175,785	728,537	374,563	47,346
End of period	$2,962	$231,506	$195,844	$170,667	$18,971	$150,657	$484,637	$228,798	$40,092
The accompanying notes are an integral part of these financial statements.
FSA-31

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
From Operations
Net investment income (loss)	$(315)	$8,877	$11	$2,662	$23,500	$2,379	$(72)	$106	$27
Net realized gain (loss) on investments	5,017	(798)	45	2,683	1,306	(842)	153	6,590	16,224
Net unrealized appreciation (depreciation) on investments	(5,621)	(11,319)	(522)	(13,718)	(44,454)	(12,275)	(468)	(9,864)	(24,674)
Net increase (decrease) in net assets resulting from operations	(919)	(3,240)	(466)	(8,373)	(19,648)	(10,738)	(387)	(3,168)	(8,423)
From Variable Annuity Contract Transactions
Contract owners' net payments	2,662	14,883	1,788	6,035	22,443	2,449	501	219	47
Contract maintenance fees	(238)	(6,961)	(14)	(1,015)	(3,963)	(1,164)	(69)	(78)	(1,639)
Contract owners' benefits	(1,884)	(35,440)	(81)	(8,142)	(20,873)	(10,390)	(404)	(8,001)	(11,806)
Transfer (to) from other portfolios	(8,807)	(38,571)	(998)	2,509	23,212	3,903	2,750	(1,116)	(17,360)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(8,267)	(66,089)	695	(613)	20,819	(5,202)	2,778	(8,976)	(30,758)
Total increase (decrease) in net assets	(9,186)	(69,329)	229	(8,986)	1,171	(15,940)	2,391	(12,144)	(39,181)
Net Assets
Beginning of period	27,779	623,015	1,265	107,207	347,037	141,369	4,444	64,132	170,959
End of period	$18,593	$553,686	$1,494	$98,221	$348,208	$125,429	$6,835	$51,988	$131,778

The accompanying notes are an integral part of these financial statements.
FSA-32

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
From Operations
Net investment income (loss)	$(52)	$(1,365)	$(278)	$(167)	$(309)	$(1,814)	$181	$231	$(15)	$(1)
Net realized gain (loss) on investments	647	3,045	3,649	2,998	2,582	11,786	(543)	800	3,938	100
Net unrealized appreciation (depreciation) on investments	(1,441)	(12,479)	(4,166)	(3,357)	(1,366)	(10,824)	669	(1,285)	(4,419)	(114)
Net increase (decrease) in net assets resulting from operations	(846)	(10,799)	(795)	(526)	907	(852)	307	(254)	(496)	(15)
From Variable Annuity Contract Transactions
Contract owners' net payments	43	9,597	44	3	93	7,852	72	2,550	98	1
Contract maintenance fees	(9)	(1,386)	(56)	(238)	(65)	(1,823)	(127)	(595)	(20)	(8)
Contract owners' benefits	(1,616)	(6,734)	(4,001)	(2,120)	(5,382)	(9,709)	(4,976)	(4,967)	(4,934)	(124)
Transfer (to) from other portfolios	132	(66,681)	(744)	(1,449)	(686)	(14,196)	58	(19)	(352)	(36)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,450)	(65,204)	(4,757)	(3,804)	(6,040)	(17,876)	(4,973)	(3,031)	(5,208)	(167)
Total increase (decrease) in net assets	(2,296)	(76,003)	(5,552)	(4,330)	(5,133)	(18,728)	(4,666)	(3,285)	(5,704)	(182)
Net Assets
Beginning of period	9,659	152,268	31,751	23,079	40,289	176,080	35,657	51,151	37,542	852
End of period	$7,363	$76,265	$26,199	$18,749	$35,156	$157,352	$30,991	$47,866	$31,838	$670

The accompanying notes are an integral part of these financial statements.
FSA-33

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs VIT Core Fixed Income Fund SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi-Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
From Operations
Net investment income (loss)	$(800)	$29	$12	$4	$(2)	$1	$(1)	$(73)	$(36)
Net realized gain (loss) on investments	4,678	—	1	8	—	—	—	190	419
Net unrealized appreciation (depreciation) on investments	(8,137)	(95)	(31)	(22)	1	(4)	3	108	(246)
Net increase (decrease) in net assets resulting from operations	(4,259)	(66)	(18)	(10)	(1)	(3)	2	225	137
From Variable Annuity Contract Transactions
Contract owners' net payments	811	9,673	484	85	92	99	339	73	6
Contract maintenance fees	(648)	(27)	(1)	—	—	—	—	(3)	(12)
Contract owners' benefits	(4,009)	(43)	(22)	—	(5)	—	(7)	(854)	(635)
Transfer (to) from other portfolios	(7,117)	1,508	637	105	100	31	108	319	(80)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(10,963)	11,111	1,098	190	187	130	440	(465)	(721)
Total increase (decrease) in net assets	(15,222)	11,045	1,080	180	186	127	442	(240)	(584)
Net Assets
Beginning of period	75,575	—	547	165	52	4	182	6,276	3,775
End of period	$60,353	$11,045	$1,627	$345	$238	$131	$624	$6,036	$3,191

The accompanying notes are an integral part of these financial statements.
FSA-34

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
From Operations
Net investment income (loss)	$(577)	$1,946	$226	$916	$1,532	$(1)	$1,000	$618	$4,596	$(83)
Net realized gain (loss) on investments	5,823	6,665	2,563	9,516	19,221	371	34	6,344	61,800	(1,247)
Net unrealized appreciation (depreciation) on investments	(10,106)	(13,203)	(5,164)	(24,308)	(30,910)	(756)	(1,768)	(8,515)	(104,153)	(2,781)
Net increase (decrease) in net assets resulting from operations	(4,860)	(4,592)	(2,375)	(13,876)	(10,157)	(386)	(734)	(1,553)	(37,757)	(4,111)
From Variable Annuity Contract Transactions
Contract owners' net payments	7,656	3,710	156	5,016	14,658	2,551	9,720	92	37,241	6,173
Contract maintenance fees	(682)	(833)	(13)	(1,426)	(1,963)	(80)	(920)	(13)	(6,426)	(709)
Contract owners' benefits	(2,163)	(4,604)	(5,485)	(16,738)	(17,477)	(327)	(10,594)	(4,950)	(35,812)	(2,736)
Transfer (to) from other portfolios	(50,096)	12,672	(980)	(23,095)	(59,978)	(11,605)	1,432	(1,179)	(181,824)	(22,717)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(45,285)	10,945	(6,322)	(36,243)	(64,760)	(9,461)	(362)	(6,050)	(186,821)	(19,989)
Total increase (decrease) in net assets	(50,145)	6,353	(8,697)	(50,119)	(74,917)	(9,847)	(1,096)	(7,603)	(224,578)	(24,100)
Net Assets
Beginning of period	78,129	69,261	38,137	208,968	239,404	12,807	98,609	41,653	636,165	59,535
End of period	$27,984	$75,614	$29,440	$158,849	$164,487	$2,960	$97,513	$34,050	$411,587	$35,435

The accompanying notes are an integral part of these financial statements.
FSA-35

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Invesco Variable Insurance Funds		Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC
From Operations
Net investment income (loss)	$(420)	$(122)	$(634)	$(149)	$(282)	$19,128	$371	$(83)	$46
Net realized gain (loss) on investments	5,099	1,106	1,028	(522)	430	4,659	3,047	2,516	11,201
Net unrealized appreciation (depreciation) on investments	(4,657)	(1,814)	(876)	(333)	(2,930)	(41,288)	(5,114)	(3,527)	(15,186)
Net increase (decrease) in net assets resulting from operations	22	(830)	(482)	(1,004)	(2,782)	(17,501)	(1,696)	(1,094)	(3,939)
From Variable Annuity Contract Transactions
Contract owners' net payments	1,969	1,733	4,199	1,328	1,967	29,881	8,236	1,552	266
Contract maintenance fees	(342)	(139)	(609)	(113)	(482)	(6,870)	(254)	(244)	(488)
Contract owners' benefits	(2,569)	(477)	(3,128)	(513)	(1,447)	(38,869)	(5,805)	(1,493)	(13,968)
Transfer (to) from other portfolios	(6,517)	(11,559)	(21,876)	(2,661)	3,637	77,805	(5,413)	(4,817)	(4,644)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(7,459)	(10,442)	(21,414)	(1,959)	3,675	61,947	(3,236)	(5,002)	(18,834)
Total increase (decrease) in net assets	(7,437)	(11,272)	(21,896)	(2,963)	893	44,446	(4,932)	(6,096)	(22,773)
Net Assets
Beginning of period	40,027	16,478	59,161	11,731	38,387	574,288	49,855	25,074	111,740
End of period	$32,590	$5,206	$37,265	$8,768	$39,280	$618,734	$44,923	$18,978	$88,967

The accompanying notes are an integral part of these financial statements.
FSA-36

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Lord Abbett Series Fund, Inc.				MFS Variable Insurance Trust
	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Growth Stock IC	MFS Investors Growth Stock SC	MFS Investors Trust IC	MFS Investors Trust SC
From Operations
Net investment income (loss)	$(472)	$(55)	$(353)	$(767)	$(64)	$(1,007)	$12	$200	$(38)	$(494)
Net realized gain (loss) on investments	3,144	2,583	8,437	(2,525)	446	14,100	320	25,146	1,127	20,842
Net unrealized appreciation (depreciation) on investments	(2,974)	207	(11,472)	(9,803)	(67)	(9,093)	(309)	(24,624)	(1,168)	(24,268)
Net increase (decrease) in net assets resulting from operations	(302)	2,735	(3,388)	(13,095)	315	4,000	23	722	(79)	(3,920)
From Variable Annuity Contract Transactions
Contract owners' net payments	6,826	4	1,882	12,063	11	1,119	—	58	40	1,612
Contract maintenance fees	(510)	(311)	(377)	(2,180)	(4)	(1,098)	—	(166)	(4)	(1,568)
Contract owners' benefits	(3,622)	(2,866)	(9,988)	(10,908)	(544)	(5,138)	(130)	(1,669)	(1,099)	(6,842)
Transfer (to) from other portfolios	7,429	1,129	(5,159)	(84,266)	208	(70,921)	(2,313)	(67,145)	—	(110,282)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	10,123	(2,044)	(13,642)	(85,291)	(329)	(76,038)	(2,443)	(68,922)	(1,063)	(117,080)
Total increase (decrease) in net assets	9,821	691	(17,030)	(98,386)	(14)	(72,038)	(2,420)	(68,200)	(1,142)	(121,000)
Net Assets
Beginning of period	28,558	27,249	83,064	223,533	5,404	130,103	2,420	68,200	8,995	191,030
End of period	$38,379	$27,940	$66,034	$125,147	$5,390	$58,065	$—	$—	$7,853	$70,030

The accompanying notes are an integral part of these financial statements.
FSA-37

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC
From Operations
Net investment income (loss)	$(34)	$(1,273)	$(45)	$(40)	$366	$1,155	$115	$1,061	$14,613	$4,362
Net realized gain (loss) on investments	73	2,456	683	749	1,779	6,124	586	7,357	151	54,603
Net unrealized appreciation (depreciation) on investments	(104)	(4,166)	(668)	(788)	(2,570)	(8,870)	(1,364)	(15,569)	(23,916)	(73,304)
Net increase (decrease) in net assets resulting from operations	(65)	(2,983)	(30)	(79)	(425)	(1,591)	(663)	(7,151)	(9,152)	(14,339)
From Variable Annuity Contract Transactions
Contract owners' net payments	1	911	24	3	150	525	3	726	4,457	3,492
Contract maintenance fees	(1)	(1,244)	(4)	(47)	(10)	(594)	(1)	(427)	(7,536)	(4,183)
Contract owners' benefits	(350)	(7,340)	(797)	(634)	(3,626)	(8,214)	(738)	(3,639)	(35,380)	(21,554)
Transfer (to) from other portfolios	(27)	(10,770)	(43)	(2,448)	(88)	(25,271)	(573)	(32,046)	(126,783)	(238,815)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(377)	(18,443)	(820)	(3,126)	(3,574)	(33,554)	(1,309)	(35,386)	(165,242)	(261,060)
Total increase (decrease) in net assets	(442)	(21,426)	(850)	(3,205)	(3,999)	(35,145)	(1,972)	(42,537)	(174,394)	(275,399)
Net Assets
Beginning of period	2,594	94,951	7,558	7,680	29,780	102,488	5,090	78,284	741,457	516,769
End of period	$2,152	$73,525	$6,708	$4,475	$25,781	$67,343	$3,118	$35,747	$567,063	$241,370

The accompanying notes are an integral part of these financial statements.
FSA-38

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA
From Operations
Net investment income (loss)	$(4)	$869	$(11)	$(125)	$(116)	$(483)	$(42)	$(10)	$1
Net realized gain (loss) on investments	(87)	2,913	128	3,145	1,955	8,811	337	156	985
Net unrealized appreciation (depreciation) on investments	(18)	(2,010)	(168)	(4,505)	(1,614)	(8,494)	(144)	(94)	(660)
Net increase (decrease) in net assets resulting from operations	(109)	1,772	(51)	(1,485)	225	(166)	151	52	326
From Variable Annuity Contract Transactions
Contract owners' net payments	69	1,615	2	10	8	6,936	2	3	41
Contract maintenance fees	(8)	(969)	(1)	(479)	(5)	(555)	(2)	(5)	(3)
Contract owners' benefits	(21)	(2,994)	(227)	(4,159)	(1,183)	(4,023)	(254)	(124)	(1,266)
Transfer (to) from other portfolios	(635)	(58,082)	2,264	56,773	(230)	16,140	(22)	(19)	(214)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(595)	(60,430)	2,038	52,145	(1,410)	18,498	(276)	(145)	(1,442)
Total increase (decrease) in net assets	(704)	(58,658)	1,987	50,660	(1,185)	18,332	(125)	(93)	(1,116)
Net Assets
Beginning of period	1,241	89,173	—	—	9,817	40,005	2,907	1,012	10,207
End of period	$537	$30,515	$1,987	$50,660	$8,632	$58,337	$2,782	$919	$9,091

The accompanying notes are an integral part of these financial statements.
FSA-39

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Oppenheimer Variable Account Funds						PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	Oppenheimer Money Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
From Operations
Net investment income (loss)	$197	$675	$18,213	$(48)	$(127)	$(11,651)	$17	$63	$115	$1,875
Net realized gain (loss) on investments	22,849	98	(74)	2,082	2,835	—	(26)	211	(40)	(26)
Net unrealized appreciation (depreciation) on investments	(17,509)	(1,264)	(32,464)	(1,804)	(2,922)	—	(72)	(479)	(563)	(2,691)
Net increase (decrease) in net assets resulting from operations	5,537	(491)	(14,325)	230	(214)	(11,651)	(81)	(205)	(488)	(842)
From Variable Annuity Contract Transactions
Contract owners' net payments	12,728	127	8,889	46	9,377	5,646	459	623	1,694	7,129
Contract maintenance fees	(3,536)	(7)	(4,622)	(5)	(226)	(15,095)	(5)	(31)	(170)	(922)
Contract owners' benefits	(22,155)	(2,401)	(27,267)	(1,378)	(1,577)	(74,530)	(17)	(80)	(777)	(6,485)
Transfer (to) from other portfolios	(84,862)	23	77	(115)	8,929	2,193,675	(519)	2,939	2,680	5,344
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(97,825)	(2,258)	(22,923)	(1,452)	16,503	2,109,696	(82)	3,451	3,427	5,066
Total increase (decrease) in net assets	(92,288)	(2,749)	(37,248)	(1,222)	16,289	2,098,045	(163)	3,246	2,939	4,224
Net Assets
Beginning of period	362,251	16,068	425,726	12,203	19,448	447,994	887	1,299	13,894	83,935
End of period	$269,963	$13,319	$388,478	$10,981	$35,737	$2,546,039	$724	$4,545	$16,833	$88,159

The accompanying notes are an integral part of these financial statements.
FSA-40

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund		Rydex Variable Trust			The Universal Institutional Funds, Inc.	Van Eck Worldwide Insurance Trust
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Rydex Inverse S&P 500 Strategy	UIF Global Real Estate II	Van Eck Global Hard Asset
From Operations
Net investment income (loss)	$11,394	$(257)	$32,729	$(216)	$(1,500)	$—	$—	$—	$91	$(4)
Net realized gain (loss) on investments	(966)	155	8,584	318	14,369	—	—	—	184	5
Net unrealized appreciation (depreciation) on investments	(25,792)	23	(48,511)	(3,167)	(35,729)	(3)	—	—	(552)	(97)
Net increase (decrease) in net assets resulting from operations	(15,364)	(79)	(7,198)	(3,065)	(22,860)	(3)	—	—	(277)	(96)
From Variable Annuity Contract Transactions
Contract owners' net payments	16,006	2,442	34,826	1,535	12,255	—	—	—	5	—
Contract maintenance fees	(4,430)	(806)	(9,775)	(193)	(1,840)	—	—	—	(99)	—
Contract owners' benefits	(19,879)	(5,597)	(49,384)	(1,067)	(9,070)	—	—	—	(639)	(2)
Transfer (to) from other portfolios	60,090	(4,062)	54,506	282	(65,877)	2	—	—	(208)	31
Net increase (decrease) in net assets resulting from variable annuity contract transactions	51,787	(8,023)	30,173	557	(64,532)	2	—	—	(941)	29
Total increase (decrease) in net assets	36,423	(8,102)	22,975	(2,508)	(87,392)	(1)	—	—	(1,218)	(67)
Net Assets
Beginning of period	336,945	79,774	838,594	17,916	198,116	9	6	—	10,471	241
End of period	$373,368	$71,672	$861,569	$15,408	$110,724	$8	$6	$—	$9,253	$174

The accompanying notes are an integral part of these financial statements.
FSA-41

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs US Equity Insights	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Small Cap Equity Insights SC
From Operations
Net investment income (loss)	$82	$977	$6	$(160)	$(323)	$(5)	$(1,858)	$—	$1,359	$(77)
Net realized gain (loss) on investments	13,800	(904)	4,773	4,954	10,739	1,939	38,784	36,536	1,930	3,849
Net unrealized appreciation (depreciation) on investments	(6,393)	(3,473)	449	(3,089)	(5,672)	(753)	(17,879)	(17,794)	(8,126)	(2,491)
Net increase (decrease) in net assets resulting from operations	7,489	(3,400)	5,228	1,705	4,744	1,181	19,047	18,742	(4,837)	1,281
From Variable Annuity Contract Transactions
Contract owners' net payments	195	57	129	41	199	27	5,653	145	921	4
Contract maintenance fees	(85)	(133)	(22)	(58)	(68)	(10)	(1,638)	(1,617)	(553)	(227)
Surrenders	(10,288)	(6,022)	(4,707)	(4,589)	(5,791)	(1,745)	(7,961)	(12,942)	(6,138)	(2,716)
Death benefits	(2,128)	(920)	(982)	(734)	(831)	(189)	(1,787)	(1,596)	(504)	(220)
Transfer (to) from other portfolios	(2,712)	(233)	(1,018)	(778)	(1,669)	(392)	(8,322)	(13,636)	(315)	(382)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(15,018)	(7,251)	(6,600)	(6,118)	(8,160)	(2,309)	(14,055)	(29,646)	(6,589)	(3,541)
Total increase (decrease) in net assets	(7,529)	(10,651)	(1,372)	(4,413)	(3,416)	(1,128)	4,992	(10,904)	(11,426)	(2,260)
Net Assets
Beginning of period	71,661	46,308	38,914	36,164	43,705	10,787	171,088	181,863	62,577	25,339
End of period	$64,132	$35,657	$37,542	$31,751	$40,289	$9,659	$176,080	$170,959	$51,151	$23,079

The accompanying notes are an integral part of these financial statements.
FSA-42

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust				Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Goldman Sachs Global Markets Navigator SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
From Operations
Net investment income (loss)	$(2)	$(848)	$(567)	$(56)	$—	$(69)	$(41)	$(39)	$178	$(41)
Net realized gain (loss) on investments	125	16,332	27,378	52	118	686	866	1,143	2,189	781
Net unrealized appreciation (depreciation) on investments	(2)	(8,577)	(12,690)	128	8	(223)	(192)	(290)	(195)	(1,037)
Net increase (decrease) in net assets resulting from operations	121	6,907	14,121	124	126	394	633	814	2,172	(297)
From Variable Annuity Contract Transactions
Contract owners' net payments	1	413	7,966	419	—	23	20	71	23	—
Contract maintenance fees	(7)	(576)	(1,491)	(47)	(1)	(4)	(5)	(5)	(12)	(1)
Surrenders	(64)	(4,011)	(5,621)	(415)	(311)	(671)	(862)	(1,165)	(4,432)	(414)
Death benefits	—	(689)	(1,113)	—	(26)	(141)	(110)	(236)	(897)	(47)
Transfer (to) from other portfolios	(90)	(1,871)	(2,575)	1,097	(20)	123	71	(38)	(622)	(347)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(160)	(6,734)	(2,834)	1,054	(358)	(670)	(886)	(1,373)	(5,940)	(809)
Total increase (decrease) in net assets	(39)	173	11,287	1,178	(232)	(276)	(253)	(559)	(3,768)	(1,106)
Net Assets
Beginning of period	891	75,402	140,981	3,266	1,730	5,680	7,811	9,554	33,548	3,700
End of period	$852	$75,575	$152,268	$4,444	$1,498	$5,404	$7,558	$8,995	$29,780	$2,594

The accompanying notes are an integral part of these financial statements.
FSA-43

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	MFS Variable Insurance Trust
	MFS Utilities IC	MFS Investors Growth Stock IC	MFS Growth Series SC	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
From Operations
Net investment income (loss)	$39	$(20)	$(1,153)	$(39)	$(509)	$646	$(1,368)	$586	$(433)
Net realized gain (loss) on investments	392	173	7,540	732	14,186	4,615	25,941	4,248	8,439
Net unrealized appreciation (depreciation) on investments	131	77	694	(141)	(336)	1,683	(41,787)	3,195	(1,579)
Net increase (decrease) in net assets resulting from operations	562	230	7,081	552	13,341	6,944	(17,214)	8,029	6,427
From Variable Annuity Contract Transactions
Contract owners' net payments	41	13	15,921	369	18,770	3,018	6,929	6,391	598
Contract maintenance fees	(1)	(1)	(1,286)	(51)	(1,918)	(651)	(1,128)	(732)	(645)
Surrenders	(593)	(327)	(3,868)	(687)	(6,277)	(10,240)	(6,595)	(5,427)	(7,605)
Death benefits	(90)	(70)	(803)	(106)	(1,558)	(1,983)	(889)	(709)	(559)
Transfer (to) from other portfolios	48	(15)	5,244	593	5,415	1,354	(44,552)	(4,433)	(907)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(595)	(400)	15,208	118	14,432	(8,502)	(46,235)	(4,910)	(9,118)
Total increase (decrease) in net assets	(33)	(170)	22,289	670	27,773	(1,558)	(63,449)	3,119	(2,691)
Net Assets
Beginning of period	5,123	2,590	107,814	7,010	163,257	104,046	158,400	75,165	70,891
End of period	$5,090	$2,420	$130,103	$7,680	$191,030	$102,488	$94,951	$78,284	$68,200
The accompanying notes are an integral part of these financial statements.
FSA-44

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	MFS Variable Insurance Trust		MFS Variable Insurance Trust II		Oppenheimer Variable Account Funds
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA
From Operations
Net investment income (loss)	$12,205	$1,446	$(29)	$1,070	$(3,060)	$(43)	$(87)	$(61)	$503	$(20)
Net realized gain (loss) on investments	358	24,314	(403)	63	—	164	711	826	164	979
Net unrealized appreciation (depreciation) on investments	17,795	10,730	58	(3,960)	1	(6)	625	338	(393)	(847)
Net increase (decrease) in net assets resulting from operations	30,358	36,490	(374)	(2,827)	(3,059)	115	1,249	1,103	274	112
From Variable Annuity Contract Transactions
Contract owners' net payments	55,291	33,951	1,051	21,940	5,743	4	52	49	45	29
Contract maintenance fees	(7,315)	(4,958)	(56)	(1,196)	(3,254)	(2)	(6)	(6)	(8)	(4)
Surrenders	(28,864)	(18,827)	(145)	(1,925)	(53,605)	(417)	(1,213)	(1,413)	(1,958)	(1,426)
Death benefits	(6,780)	(4,343)	(20)	(851)	(5,592)	(80)	(252)	(363)	(421)	(210)
Transfer (to) from other portfolios	56,188	2,638	(3,682)	(13,689)	391,573	(56)	(45)	(162)	(45)	(376)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	68,520	8,461	(2,852)	4,279	334,865	(551)	(1,464)	(1,895)	(2,387)	(1,987)
Total increase (decrease) in net assets	98,878	44,951	(3,226)	1,452	331,806	(436)	(215)	(792)	(2,113)	(1,875)
Net Assets
Beginning of period	642,579	471,818	4,467	87,721	116,188	3,343	10,032	12,995	18,181	12,082
End of period	$741,457	$516,769	$1,241	$89,173	$447,994	$2,907	$9,817	$12,203	$16,068	$10,207

The accompanying notes are an integral part of these financial statements.
FSA-45

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Oppenheimer Variable Account Funds					Van Eck Worldwide Insurance Trust	Invesco Variable Insurance Funds
	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Fund/VA SC	Van Eck Global Hard Asset	Invesco VI American Franchise I	Invesco VI Comstock I	Invesco VI Growth & Income I	Invesco VI Mid-Cap Growth II
From Operations
Net investment income (loss)	$(10)	$(283)	$(118)	$12,348	$(896)	$(5)	$(75)	$24	$216	$(450)
Net realized gain (loss) on investments	38	4,798	1,190	300	31,362	6	201	2,977	7,635	2,013
Net unrealized appreciation (depreciation) on investments	20	570	375	(6,553)	(30,976)	(63)	300	92	(4,121)	828
Net increase (decrease) in net assets resulting from operations	48	5,085	1,447	6,095	(510)	(62)	426	3,093	3,730	2,391
From Variable Annuity Contract Transactions
Contract owners' net payments	4	598	912	9,093	9,305	—	14	84	75	915
Contract maintenance fees	(4)	(344)	(157)	(4,215)	(3,362)	—	(3)	(15)	(15)	(316)
Surrenders	(89)	(3,917)	(1,530)	(27,667)	(21,747)	(9)	(918)	(5,816)	(6,263)	(2,639)
Death benefits	(16)	(350)	(76)	(4,404)	(3,674)	—	(176)	(1,430)	(1,227)	(401)
Transfer (to) from other portfolios	45	(950)	(92)	19,731	(16,781)	(14)	(57)	(1,004)	(1,099)	(2,562)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(60)	(4,963)	(943)	(7,462)	(36,259)	(23)	(1,140)	(8,181)	(8,529)	(5,003)
Total increase (decrease) in net assets	(12)	122	504	(1,367)	(36,769)	(85)	(714)	(5,088)	(4,799)	(2,612)
Net Assets
Beginning of period	1,024	39,883	18,944	427,093	399,020	326	6,990	43,225	46,452	42,639
End of period	$1,012	$40,005	$19,448	$425,726	$362,251	$241	$6,276	$38,137	$41,653	$40,027

The accompanying notes are an integral part of these financial statements.
FSA-46

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Invesco Variable Insurance Funds										The Universal Institutional Funds, Inc.
	Invesco VI Equity and Income II	Invesco VI American Franchise II	Invesco VI Comstock II	Invesco VI Growth & Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II
From Operations
Net investment income (loss)	$1,172	$(40)	$105	$2,577	$(484)	$(1,003)	$2,034	$640	$30	$(119)	$(58)
Net realized gain (loss) on investments	16,777	442	11,306	82,038	4,399	3,960	23	(32)	(62)	613	316
Net unrealized appreciation (depreciation) on investments	(1,841)	(140)	4,239	(39,501)	64	(1)	994	(3,358)	1,100	(888)	983
Net increase (decrease) in net assets resulting from operations	16,108	262	15,650	45,114	3,979	2,956	3,051	(2,750)	1,068	(394)	1,241
From Variable Annuity Contract Transactions
Contract owners' net payments	9,535	44	4,210	31,639	13,622	1,712	697	20,350	1,628	3,669	9
Contract maintenance fees	(1,815)	(11)	(1,371)	(5,917)	(806)	(715)	(827)	(1,003)	(111)	(150)	(84)
Surrenders	(19,651)	(666)	(18,657)	(32,714)	(1,764)	(6,811)	(11,693)	(2,257)	(589)	(365)	(1,011)
Death benefits	(3,360)	(116)	(2,999)	(6,035)	(480)	(267)	(1,660)	(646)	(34)	(103)	(96)
Transfer (to) from other portfolios	2,519	(64)	(9,360)	(5,848)	7,396	2,065	3,504	(35,310)	3,004	2,140	162
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(12,772)	(813)	(28,177)	(18,875)	17,968	(4,016)	(9,979)	(18,866)	3,898	5,191	(1,020)
Total increase (decrease) in net assets	3,336	(551)	(12,527)	26,239	21,947	(1,060)	(6,928)	(21,616)	4,966	4,797	221
Net Assets
Beginning of period	236,068	4,326	221,495	609,926	56,182	70,321	105,537	81,151	7,841	11,681	10,250
End of period	$239,404	$3,775	$208,968	$636,165	$78,129	$69,261	$98,609	$59,535	$12,807	$16,478	$10,471

The accompanying notes are an integral part of these financial statements.
FSA-47

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Lord Abbett Series Fund, Inc.								Fidelity Variable Insurance Products
	Lord Abbett Growth & Income VC	Lord Abbett Bond Debenture VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Growth Opportunities VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett International Opportunities VC	Lord Abbett Classic Stock VC	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2
From Operations
Net investment income (loss)	$(509)	$20,774	$(486)	$(281)	$313	$103	$(117)	$(1,609)	$822	$(34)	$(980)
Net realized gain (loss) on investments	8,400	17,366	5,002	6,174	7,637	4,241	3,151	39,251	2,122	383	15,018
Net unrealized appreciation (depreciation) on investments	(675)	(20,764)	3,807	(4,538)	(3,061)	(6,244)	(1,455)	(27,933)	6,761	(26)	9,319
Net increase (decrease) in net assets resulting from operations	7,216	17,376	8,323	1,355	4,889	(1,900)	1,579	9,709	9,705	323	23,357
From Variable Annuity Contract Transactions
Contract owners' net payments	236	23,029	1,576	388	1,046	4	1,060	10,032	51,320	2	14,942
Contract maintenance fees	(469)	(5,354)	(348)	(223)	(230)	(266)	(239)	(2,244)	(643)	(9)	(2,209)
Surrenders	(16,782)	(35,191)	(11,805)	(3,719)	(7,528)	(3,012)	(1,469)	(9,621)	(7,560)	(757)	(18,151)
Death benefits	(2,546)	(5,913)	(1,709)	(291)	(1,164)	(303)	(317)	(1,972)	(1,083)	(13)	(1,991)
Transfer (to) from other portfolios	(4,956)	34,003	(2,482)	(1,180)	(2,355)	806	(701)	(4,227)	13,346	350	(2,971)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(24,517)	10,574	(14,768)	(5,025)	(10,231)	(2,771)	(1,666)	(8,032)	55,380	(427)	(10,380)
Total increase (decrease) in net assets	(17,301)	27,950	(6,445)	(3,670)	(5,342)	(4,671)	(87)	1,677	65,085	(104)	12,977
Net Assets
Beginning of period	129,041	546,338	89,509	32,228	55,197	31,920	25,161	221,856	70,003	3,295	248,636
End of period	$111,740	$574,288	$83,064	$28,558	$49,855	$27,249	$25,074	$223,533	$135,088	$3,191	$261,613

The accompanying notes are an integral part of these financial statements.
FSA-48

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Fidelity Variable Insurance Products					Franklin Templeton Variable Insurance Products Trust
	Fidelity Mid Cap SC2	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Small Cap Value VIP CL 2
From Operations
Net investment income (loss)	$(3,268)	$141	$1,325	$2	$5	$(235)	$9,617	$820	$(312)	$(265)
Net realized gain (loss) on investments	11,441	385	272	105	85	3,324	1,661	19,152	5,171	5,561
Net unrealized appreciation (depreciation) on investments	(1,813)	196	5,105	(74)	(19)	(2,303)	(3,721)	2,665	(3,591)	(6,331)
Net increase (decrease) in net assets resulting from operations	6,360	722	6,702	33	71	786	7,557	22,637	1,268	(1,035)
From Variable Annuity Contract Transactions
Contract owners' net payments	27,446	5	4,952	1	4	612	16,807	14,704	1,805	1,327
Contract maintenance fees	(3,086)	(56)	(1,461)	(5)	(14)	(165)	(1,780)	(3,353)	(216)	(421)
Surrenders	(14,409)	(1,102)	(9,648)	(270)	(67)	(2,102)	(22,805)	(23,694)	(1,482)	(2,571)
Death benefits	(2,833)	(201)	(1,722)	—	(57)	(170)	(3,181)	(3,728)	(131)	(639)
Transfer (to) from other portfolios	2,456	(457)	9,090	49	179	(62)	(65,304)	(1,885)	(545)	(5,298)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9,574	(1,811)	1,211	(225)	45	(1,887)	(76,263)	(17,956)	(569)	(7,602)
Total increase (decrease) in net assets	15,934	(1,089)	7,913	(192)	116	(1,101)	(68,706)	4,681	699	(8,637)
Net Assets
Beginning of period	308,715	10,492	151,144	1,081	1,847	21,883	244,491	369,882	27,080	55,983
End of period	$324,649	$9,403	$159,057	$889	$1,963	$20,782	$175,785	$374,563	$27,779	$47,346

The accompanying notes are an integral part of these financial statements.
FSA-49

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust						American Funds Insurance Series	Legg Mason Partners Variable Equity Trust
	Franklin US Government Securities VIP CL 2	Templeton Growth VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Developing Markets VIP CL 2	Franklin Mutual Shares VIP CL 2	American Funds Asset Allocation Class 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II
From Operations
Net investment income (loss)	$9,644	$538	$1,137	$13,143	$46	$7,130	$314	$(628)	$(116)	$(76)
Net realized gain (loss) on investments	(169)	7,255	3,714	87	(358)	27,765	5,559	7,773	1,296	447
Net unrealized appreciation (depreciation) on investments	3,929	(13,897)	(19,858)	(11,293)	(83)	673	(3,006)	(5,275)	(1,583)	1,354
Net increase (decrease) in net assets resulting from operations	13,404	(6,104)	(15,007)	1,937	(395)	35,568	2,867	1,870	(403)	1,725
From Variable Annuity Contract Transactions
Contract owners' net payments	41,038	2,380	3,095	28,577	677	33,930	29	3,086	1,089	1,340
Contract maintenance fees	(6,270)	(1,184)	(1,020)	(3,285)	(49)	(6,809)	(433)	(552)	(75)	(409)
Surrenders	(29,273)	(10,944)	(10,126)	(20,193)	(171)	(41,307)	(3,881)	(2,539)	(473)	(904)
Death benefits	(6,399)	(2,111)	(1,202)	(3,486)	(10)	(7,326)	(867)	(508)	(45)	(99)
Transfer (to) from other portfolios	50,285	(17,585)	(8,686)	27,919	(3,001)	(33,056)	(1,268)	903	520	6,133
Net increase (decrease) in net assets resulting from variable annuity contract transactions	49,381	(29,444)	(17,939)	29,532	(2,554)	(54,568)	(6,420)	390	1,016	6,061
Total increase (decrease) in net assets	62,785	(35,548)	(32,946)	31,469	(2,949)	(19,000)	(3,553)	2,260	613	7,786
Net Assets
Beginning of period	560,230	176,917	140,153	315,568	4,214	747,537	70,370	56,901	11,118	30,601
End of period	$623,015	$141,369	$107,207	$347,037	$1,265	$728,537	$66,817	$59,161	$11,731	$38,387

The accompanying notes are an integral part of these financial statements.
FSA-50

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	PIMCO Variable Insurance Trust							Royce Capital Fund
	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$119	$(178)	$429	$(518)	$7,972	$152	$32	$(283)	$(2,300)
Net realized gain (loss) on investments	(22)	48	(259)	109	(41)	(310)	21	2,135	32,417
Net unrealized appreciation (depreciation) on investments	2,380	(280)	5,426	(96)	16,664	227	(11)	(3,565)	(32,863)
Net increase (decrease) in net assets resulting from operations	2,477	(410)	5,596	(505)	24,595	69	42	(1,713)	(2,746)
From Variable Annuity Contract Transactions
Contract owners' net payments	971	3,188	14,306	2,529	23,192	694	185	1,675	11,067
Contract maintenance fees	(123)	(805)	(3,527)	(802)	(8,111)	(77)	(11)	(226)	(1,963)
Surrenders	(494)	(6,897)	(15,930)	(6,391)	(44,209)	(181)	(57)	(1,187)	(8,754)
Death benefits	(248)	(1,073)	(2,808)	(640)	(8,240)	(73)	—	(172)	(1,603)
Transfer (to) from other portfolios	247	3,713	21,348	2,676	32,869	(5,958)	525	(10,452)	(7,371)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	353	(1,874)	13,389	(2,628)	(4,499)	(5,595)	642	(10,362)	(8,624)
Total increase (decrease) in net assets	2,830	(2,284)	18,985	(3,133)	20,096	(5,526)	684	(12,075)	(11,370)
Net Assets
Beginning of period	11,064	86,219	317,960	82,907	818,498	6,413	615	29,991	209,486
End of period	$13,894	$83,935	$336,945	$79,774	$838,594	$887	$1,299	$17,916	$198,116

The accompanying notes are an integral part of these financial statements.
FSA-51

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Guggenheim Variable Fund					Rydex Variable Trust
	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi-Hedge Strategies	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Rydex Inverse S&P 500 Strategy	Rydex Inverse Government Long Bond	Rydex Commodities Strategy
From Operations
Net investment income (loss)	$(3)	$—	$—	$—	$—	$—	$—	$—
Net realized gain (loss) on investments	—	—	—	—	—	(5)	1	—
Net unrealized appreciation (depreciation) on investments	4	—	7	14	2	—	(4)	(4)
Net increase (decrease) in net assets resulting from operations	1	—	7	14	2	(5)	(3)	(4)
From Variable Annuity Contract Transactions
Contract owners' net payments	336	4	158	110	31	38	—	4
Contract maintenance fees	—	—	—	—	—	—	—	—
Surrenders	(3)	—	(5)	—	(2)	—	—	—
Death benefits	—	—	—	—	—	—	—	—
Transfer (to) from other portfolios	129	—	22	41	21	(33)	2	2
Net increase (decrease) in net assets resulting from variable annuity contract transactions	462	4	175	151	50	5	2	6
Total increase (decrease) in net assets	463	4	182	165	52	—	(1)	2
Net Assets
Beginning of period	84	—	—	—	—	—	7	7
End of period	$547	$4	$182	$165	$52	$—	$6	$9

The accompanying notes are an integral part of these financial statements.
FSA-52

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

1.  ORGANIZATION

The Protective Variable Annuity Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on March 14, 1994. Protective Life is a wholly owned subsidiary of Protective Life Corporation ("PLC"). On February 1, 2015, PLC and its subsidiaries became wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts ("Contracts") issued by Protective Life are allocated until maturity or termination of the Contracts. The following is a list of each variable annuity product funded by the Separate Account:

Dimensions II	Protective Rewards
Elements Access	Protective Rewards B2A
Elements Classic	Protective Rewards Elite
Elements Plus	Protective Values
Mileage Credit	Protective Values Access
Protective Access	Protective Values Advantage
Protective Access XL	Protective Variable Annuity
Protective Advantage	Protective Variable Annuity (2012) L, B, C Series
Protective Dimensions	Protective Variable Annuity II
Protective Investors Series	Protective Variable Annuity II B Series

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Separate Account follows the accounting and reporting guidance in ASC Topic 946, "Financial Services — Investment Companies".

During the years ended December 31, 2015 and 2014, assets were invested in one hundred twenty three subaccounts.

American Funds Asset Allocation Class 2

American Funds Asset Allocation Class 4(c)

American Funds Blue Chip Income & Growth Class 2(c)

American Funds Blue Chip Income & Growth Class 4(c)

American Funds Global Growth Class 2(c)

American Funds Global Growth Class 4(c)

American Funds Global Small Cap Class 2(c)

American Funds Global Small Cap Class 4(c)

American Funds Growth Class 2(c)

American Funds Growth Class 4(c)

American Funds International Class 2(c)

American Funds International Class 4(c)

American Funds New World Class 2(c)

American Funds New World Class 4(c)

Calvert VP SRI Balanced

ClearBridge Variable Mid Cap Core II

ClearBridge Variable Small Cap Growth II

Fidelity Contrafund Portfolio SC2

Fidelity Equity Income SC2

Fidelity Freedom Fund - 2015 Maturity SC2

Fidelity Freedom Fund - 2020 Maturity SC2

Fidelity Growth Portfolio SC2

Fidelity Index 500 Portfolio SC2

Fidelity Investment Grade Bonds SC2

Fidelity Mid Cap SC2

Franklin Flex Cap Growth VIP CL 2

Franklin Income VIP CL 2

Franklin Mutual Shares VIP CL 2

Franklin Rising Dividend VIP CL 2

Franklin Small Cap Value VIP CL 2

Franklin Small-Mid Cap Growth VIP CL 2

Franklin US Government Securities VIP CL 2

Goldman Sachs Global Trends Allocation SC(d)

Goldman Sachs Large Cap Value

FSA-53

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

1.  ORGANIZATION — (Continued)

Goldman Sachs Large Cap Value Fund SC

Goldman Sachs Mid Cap Value

Goldman Sachs Mid Cap Value SC

Goldman Sachs Small Cap Equity Insights

Goldman Sachs Small Cap Equity Insights SC

Goldman Sachs Strategic Growth

Goldman Sachs Strategic Growth SC

Goldman Sachs Strategic International Equity

Goldman Sachs Strategic International Equity SC

Goldman Sachs US Equity Insights

Goldman Sachs US Equity Insights SC

Goldman Sachs VIT Core Fixed Income SC(c)

Goldman Sachs VIT Growth Opportunities SC

Guggenheim Floating Rate Strategies (Series F)

Guggenheim Global Managed Futures Strategy

Guggenheim Long Short Equity

Guggenheim Macro Opportunities Strategies (Series M)

Guggenheim Multi-Hedge Strategies

Invesco VI American Franchise I

Invesco VI American Franchise II

Invesco VI American Value II

Invesco VI Balanced Risk Allocation II

Invesco VI Comstock I

Invesco VI Comstock II

Invesco VI Equity and Income II

Invesco VI Global Real Estate II

Invesco VI Government Securities II

Invesco VI Growth & Income I

Invesco VI Growth & Income II

Invesco VI International Growth II

Invesco VI Mid-Cap Growth II

Invesco VI Small Cap Equity II

Lord Abbett Bond Debenture VC

Lord Abbett Calibrated Dividend Growth VC

Lord Abbett Classic Stock VC

Lord Abbett Growth & Income VC

Lord Abbett Growth Opportunities VC

Lord Abbett International Opportunities VC

Lord Abbett Mid Cap Stock VC

Lord Abbett Series Fundamental Equity VC

MFS Growth Series IC

MFS Growth Series SC

MFS Investors Growth Stock IC(a)

MFS Investors Growth Stock SC(a)

MFS Investors Trust IC

MFS Investors Trust SC

MFS New Discovery IC

MFS New Discovery SC

MFS Research IC

MFS Research SC

MFS Total Return IC

MFS Total Return SC

MFS Utilities IC

MFS Utilities SC

MFS VIT Total Return Bond Series SC(d)

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC

MFS VIT II International Value SC

MFS VIT II MA Investors Growth Stock IC(b)

MFS VIT II MA Investors Growth Stock SC(b)

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA SC

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Discovery Mid Cap Growth Fund/VA SC

Oppenheimer Global Fund/VA

Oppenheimer Global Fund/VA SC

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA SC

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA SC

Oppenheimer Money Fund/VA

PIMCO VIT All Asset Advisor

PIMCO VIT Global Diversified Allocation Portfolio

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

QS Legg Mason Dynamic Multi-Strategy VIT II

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

Rydex Commodities Strategy

Rydex Inverse Government Long Bond

Rydex Inverse S&P 500 Strategy

FSA-54

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

1.  ORGANIZATION — (Continued)

Templeton Developing Markets VIP CL 2

Templeton Foreign VIP CL 2

Templeton Global Bond VIP Fund CL 2

Templeton Growth VIP CL 2

UIF Global Real Estate II

Van Eck Global Hard Asset

(a)  Subaccount closed, March 28, 2015.

(b)  Subaccount opened, March 28, 2015.

(c)  Subaccount opened, June 29, 2015.

(d)  Subaccount name changed. See below.

Old Subaccount Name	New Subaccount Name
Goldman Sachs Global Markets Navigator SC	Goldman Sachs Global Trends Allocation SC
MFS VIT Research Bond SC	MFS VIT Total Return Bond Series SC

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts. The Separate Account's assets are the property of Protective Life and are segregated from Protective Life's other assets.

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2015 was approximately $234.5 million.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios ("Funds"), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

FSA-55

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner's interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2015. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 5%. The mortality risk is fully borne by Protective Life and may result in additional amounts being transferred into the Separate Account by Protective Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Protective Life for the calculated or excess differential. As of December 31, 2015, there are 27 contracts in the annuity payout phase with net assets of approximately $1.3 million.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets and Liabilities and the amounts reported in the Statements of Changes in Net Assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

FSA-56

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

FSA-57

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2015 and 2014 were as follows:

(in thousands)	2015			2014
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Class 2	446	629	(183)	330	708	(378)
American Funds Asset Allocation Class 4	74	2	72	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2	249	2	247	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 4	32	9	23	N/A	N/A	N/A
American Funds Global Growth Class 2	1,001	1	1,000	N/A	N/A	N/A
American Funds Global Growth Class 4	167	1	166	N/A	N/A	N/A
American Funds Global Small Cap Class 2	14	0	14	N/A	N/A	N/A
American Funds Global Small Cap Class 4	1	0	1	N/A	N/A	N/A
American Funds Growth Class 2	168	0	168	N/A	N/A	N/A
American Funds Growth Class 4	21	0	21	N/A	N/A	N/A
American Funds International Class 2	48	0	48	N/A	N/A	N/A
American Funds International Class 4	0	0	0	N/A	N/A	N/A
American Funds New World Class 2	29	0	29	N/A	N/A	N/A
American Funds New World Class 4	0	0	0	N/A	N/A	N/A
Calvert VP SRI Balanced	5	10	5	—	18	(18)
ClearBridge Variable Mid Cap Core II	1,761	3,099	(1,338)	1,646	1,721	(75)
ClearBridge Variable Small Cap Growth II	462	607	(145)	729	714	15
Fidelity Contrafund Portfolio SC2	4,976	9,632	4,656	1,702	2,294	(592)
Fidelity Equity Income SC2	17	80	(63)	4	109	(105)
Fidelity Freedom Fund - 2015 Maturity SC2	17	6	11	16	33	(17)
Fidelity Freedom Fund - 2020 Maturity SC2	24	14	10	30	25	5
Fidelity Growth Portfolio SC2	5	27	(22)	28	46	(18)
Fidelity Index 500 Portfolio SC2	24,433	18,813	5,620	3,850	508	3,342
Fidelity Investment Grade Bonds SC2	3,978	205	3,773	772	562	210
Fidelity Mid Cap SC2	3,411	12,984	9,573	9,673	9,412	261
Franklin Flex Cap Growth VIP CL 2	895	1,042	(147)	306	438	(132)
Franklin Income VIP CL 2	3,780	4,469	(689)	2,978	8,487	(5,509)
Franklin Mutual Shares VIP CL 2	8,639	22,728	(14,089)	9,512	13,719	(4,207)
Franklin Rising Dividend VIP CL 2	3,497	11,835	(8,338)	3,856	5,103	(1,247)
Franklin Small Cap Value VIP CL 2	912	1,132	(220)	621	1,116	(495)

FSA-58

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2015			2014
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Small-Mid Cap Growth VIP CL 2	334	868	(534)	439	483	(44)
Franklin US Government Securities VIP CL 2	1,164	7,341	(6,177)	5,777	643	5,134
Goldman Sachs Global Trends Allocation SC	397	136	261	173	74	99
Goldman Sachs Large Cap Value	19	368	(349)	5	641	(636)
Goldman Sachs Large Cap Value Fund SC	106	2,023	(1,917)	207	2,250	(2,043)
Goldman Sachs Mid Cap Value	10	65	(55)	6	96	(90)
Goldman Sachs Mid Cap Value SC	1,021	5,122	(4,101)	1,977	2,273	(296)
Goldman Sachs Small Cap Equity Insights	5	132	(127)	3	177	(174)
Goldman Sachs Small Cap Equity Insights SC	4	201	(197)	4	203	(199)
Goldman Sachs Strategic Growth	38	281	(243)	4	380	(376)
Goldman Sachs Strategic Growth SC	4,805	6,002	(1,197)	452	1,229	(777)
Goldman Sachs Strategic International Equity	23	332	(309)	14	463	(449)
Goldman Sachs Strategic International Equity SC	534	888	(354)	207	799	(592)
Goldman Sachs US Equity Insights	7	151	(144)	4	218	(214)
Goldman Sachs US Equity Insights SC	1	9	(8)	2	10	(8)
Goldman Sachs VIT Core Fixed Income SC	1,110	1	1,109	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC	108	725	(617)	202	562	(360)
Guggenheim Floating Rate Strategies (Series F)	111	5	106	54	9	45
Guggenheim Global Managed Futures Strategy	17	1	16	14	0	14
Guggenheim Long Short Equity	18	1	17	5	0	5
Guggenheim Macro Opportunities Strategies (Series M)	13	1	12	0	0	0
Guggenheim Multi-Hedge Strategies	43	1	42	18	11	7
Invesco VI American Franchise I	53	108	(55)	2	148	(146)
Invesco VI American Franchise II	3	68	(65)	14	91	(77)
Invesco VI American Value II	395	3,124	(2,729)	2,216	1,217	999
Invesco VI Balanced Risk Allocation II	1,598	717	881	825	1,123	(298)
Invesco VI Comstock I	8	251	(243)	9	332	(323)
Invesco VI Comstock II	721	2,620	(1,899)	619	1,795	(1,176)

FSA-59

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2015			2014
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco VI Equity and Income II	2,166	6,361	(4,195)	1,960	2,442	(482)
Invesco VI Global Real Estate II	372	(1,147)	(775)	851	527	324
Invesco VI Government Securities II	851	819	32	352	1,283	(931)
Invesco VI Growth & Income I	8	274	(266)	11	399	(388)
Invesco VI Growth & Income II	11,532	23,561	(12,029)	6,433	7,354	(921)
Invesco VI International Growth II	5,487	7,373	(1,886)	4,686	6,420	(1,734)
Invesco VI Mid-Cap Growth II	416	841	(425)	198	496	(298)
Invesco VI Small Cap Equity II	190	982	(792)	1,256	916	340
Lord Abbett Bond Debenture VC	6,386	689	5,697	2,372	878	1,494
Lord Abbett Calibrated Dividend Growth VC	776	837	(61)	167	634	(467)
Lord Abbett Classic Stock VC	920	1,311	(391)	354	484	(130)
Lord Abbett Growth & Income VC	52	1,119	(1,067)	20	1,431	(1,411)
Lord Abbett Growth Opportunities VC	2,637	1,972	665	107	309	(202)
Lord Abbett International Opportunities VC	314	453	(139)	78	284	(206)
Lord Abbett Mid Cap Stock VC	31	684	(653)	99	812	(713)
Lord Abbett Series Fundamental Equity VC	2,577	8,581	(6,004)	3,312	3,946	(634)
MFS Growth Series IC	16	23	(7)	20	44	(24)
MFS Growth Series SC	44	4,464	(4,420)	2,491	1,601	890
MFS Investors Growth Stock IC	1	216	(215)	5	43	(38)
MFS Investors Growth Stock SC	10	5,408	(5,398)	356	1,175	(819)
MFS Investors Trust IC	5	52	(47)	7	73	(66)
MFS Investors Trust SC	13	7,114	(7,101)	3,197	2,406	791
MFS New Discovery IC	1	12	(11)	3	26	(23)
MFS New Discovery SC	3,197	4,107	(910)	3,748	6,984	(3,236)
MFS Research IC	6	41	(35)	14	53	(39)
MFS Research SC	29	206	(177)	117	111	6
MFS Total Return IC	9	154	(145)	10	261	(251)
MFS Total Return SC	14	2,116	(2,102)	376	734	(358)
MFS Utilities IC	2	40	(38)	16	32	(16)
MFS Utilities SC	703	2,810	(2,107)	538	772	(234)
MFS VIT Total Return Bond Series SC	608	15,422	(14,814)	6,821	348	6,473
MFS VIT Value SC	29	15,889	(15,860)	6,292	6,046	246
MFS VIT II Emerging Markets Equity SC	19	90	(71)	618	951	(333)
MFS VIT II International Value SC	3,076	7,587	(4,511)	6,887	6,782	105
MFS VIT II MA Investors Growth Stock IC	230	28	202	N/A	N/A	N/A
MFS VIT II MA Investors Growth Stock SC	6,323	1,192	5,131	N/A	N/A	N/A
FSA-60

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2015			2014
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Oppenheimer Capital Appreciation Fund/VA	3	57	(54)	11	78	(67)
Oppenheimer Capital Appreciation Fund/VA SC	2,470	1,415	1,055	129	405	(276)
Oppenheimer Discovery Mid Cap Growth Fund/VA	2	14	(12)	6	34	(28)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	4	12	(8)	8	11	(3)
Oppenheimer Global Fund/VA	3	43	(40)	5	64	(59)
Oppenheimer Global Fund/VA SC	8,499	14,147	(5,648)	5,203	7,076	(1,873)
Oppenheimer Global Strategic Income Fund/VA	22	126	(104)	15	126	(111)
Oppenheimer Global Strategic Income Fund/VA SC	815	2,239	(1,424)	1,052	1,000	52
Oppenheimer Main Street Fund/VA	4	71	(67)	6	100	(94)
Oppenheimer Main Street Fund/VA SC	1,708	786	922	248	298	(50)
Oppenheimer Money Fund/VA	540,398	212,858	327,540	277,903	226,477	51,426
PIMCO VIT All Asset Advisor	30	38	(8)	622	1,144	(522)
PIMCO VIT Global Diversified Allocation Portfolio	413	88	325	76	16	60
PIMCO VIT Long-Term US Government Advisor	492	242	250	218	192	26
PIMCO VIT Low Duration Advisor	1,057	564	493	847	1,011	(164)
PIMCO VIT Real Return Advisor	5,668	445	5,223	2,105	694	1,411
PIMCO VIT Short-Term Advisor	1,036	1,845	(809)	853	1,124	(271)
PIMCO VIT Total Return Advisor	4,946	2,067	2,879	3,126	3,350	(224)
QS Legg Mason Dynamic Multi-Strategy VIT II	995	687	308	670	155	515
Royce Capital Fund Micro-Cap SC	1,664	1,666	(2)	686	1,623	(937)
Royce Capital Fund Small-Cap SC	6,875	11,663	(4,788)	7,195	8,154	(959)
Rydex Commodities Strategy	1	0	1	1	1	0
Rydex Inverse Government Long Bond	0	0	0	0	0	0
Rydex Inverse S&P 500 Strategy	0	0	0	4	4	0
Templeton Developing Markets VIP CL 2	437	368	69	540	831	(291)
Templeton Foreign VIP CL 2	1,796	1,870	(74)	437	1,802	(1,365)
Templeton Global Bond VIP Fund CL 2	2,725	833	1,892	3,054	262	2,792
Templeton Growth VIP CL 2	1,515	1,950	(435)	254	2,315	(2,061)
UIF Global Real Estate II	92	164	(72)	105	183	(78)
Van Eck Global Hard Asset	1	0	1	1	1	0

FSA-61

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

5.  INVESTMENTS

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2015 are as follows:

(in thousands)	Purchases	Sales
American Funds Asset Allocation Class 2	$14,746	$13,403
American Funds Asset Allocation Class 4	736	20
American Funds Blue Chip Income & Growth Class 2	2,376	24
American Funds Blue Chip Income & Growth Class 4	305	83
American Funds Global Growth Class 2	9,643	9
American Funds Global Growth Class 4	1,612	14
American Funds Global Small Cap Class 2	128	3
American Funds Global Small Cap Class 4	9	0
American Funds Growth Class 2	1,662	2
American Funds Growth Class 4	209	2
American Funds International Class 2	432	0
American Funds International Class 4	4	0
American Funds New World Class 2	262	0
American Funds New World Class 4	0	0
Calvert VP SRI Balanced	105	217
ClearBridge Variable Mid Cap Core II	37,347	56,421
ClearBridge Variable Small Cap Growth II	10,238	12,041
Fidelity Contrafund Portfolio SC2	123,340	171,595
Fidelity Equity Income SC2	1,473	1,672
Fidelity Freedom Fund - 2015 Maturity SC2	296	103
Fidelity Freedom Fund - 2020 Maturity SC2	409	221
Fidelity Growth Portfolio SC2	209	553
Fidelity Index 500 Portfolio SC2	445,640	328,135
Fidelity Investment Grade Bonds SC2	62,213	18,766
Fidelity Mid Cap SC2	106,600	215,511
Franklin Flex Cap Growth VIP CL 2	29,606	18,608
Franklin Income VIP CL 2	69,554	74,157
Franklin Mutual Shares VIP CL 2	220,561	373,920
Franklin Rising Dividend VIP CL 2	115,305	202,624
Franklin Small Cap Value VIP CL 2	25,230	20,957
Franklin Small-Mid Cap Growth VIP CL 2	15,290	16,528
Franklin US Government Securities VIP CL 2	38,933	96,146
Goldman Sachs Global Trends Allocation SC	4,584	1,731
Goldman Sachs Large Cap Value	8,188	10,714
Goldman Sachs Large Cap Value Fund SC	21,044	35,687
Goldman Sachs Mid Cap Value	1,008	1,924
Goldman Sachs Mid Cap Value SC	30,167	90,659
Goldman Sachs Small Cap Equity Insights	3,833	5,448
Goldman Sachs Small Cap Equity Insights SC	2,615	4,128
Goldman Sachs Strategic Growth	3,380	7,563

FSA-62

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

5.  INVESTMENTS — (Continued)

(in thousands)	Purchases	Sales
Goldman Sachs Strategic Growth SC	$106,608	$115,613
Goldman Sachs Strategic International Equity	1,214	6,007
Goldman Sachs Strategic International Equity SC	11,017	13,817
Goldman Sachs US Equity Insights	2,790	6,025
Goldman Sachs US Equity Insights SC	85	209
Goldman Sachs VIT Core Fixed Income SC	11,155	15
Goldman Sachs VIT Growth Opportunities SC	8,736	15,482
Guggenheim Floating Rate Strategies (Series F)	1,175	63
Guggenheim Global Managed Futures Strategy	213	11
Guggenheim Long Short Equity	198	13
Guggenheim Macro Opportunities Strategies (Series M)	137	5
Guggenheim Multi-Hedge Strategies	457	19
Invesco VI American Franchise I	517	1,024
Invesco VI American Franchise II	59	797
Invesco VI American Value II	15,983	58,354
Invesco VI Balanced Risk Allocation II	35,697	16,077
Invesco VI Comstock I	1,089	7,096
Invesco VI Comstock II	23,836	58,686
Invesco VI Equity and Income II	66,432	114,331
Invesco VI Global Real Estate II	5,332	14,795
Invesco VI Government Securities II	17,485	16,848
Invesco VI Growth & Income I	7,041	6,804
Invesco VI Growth & Income II	292,600	409,536
Invesco VI International Growth II	71,252	91,324
Invesco VI Mid-Cap Growth II	10,723	15,983
Invesco VI Small Cap Equity II	4,469	13,820
Lord Abbett Bond Debenture VC	148,713	63,664
Lord Abbett Calibrated Dividend Growth VC	22,274	21,120
Lord Abbett Classic Stock VC	19,687	20,861
Lord Abbett Growth & Income VC	8,376	22,331
Lord Abbett Growth Opportunities VC	52,715	38,961
Lord Abbett International Opportunities VC	8,366	8,353
Lord Abbett Mid Cap Stock VC	7,945	17,760
Lord Abbett Series Fundamental Equity VC	62,662	135,983
MFS Growth Series IC	599	712
MFS Growth Series SC	8,724	79,917
MFS Investors Growth Stock IC	226	2,456
MFS Investors Growth Stock SC	6,451	69,488
MFS Investors Trust IC	1,125	1,303
MFS Investors Trust SC	19,092	120,074
MFS New Discovery IC	120	457
MFS New Discovery SC	56,215	71,840

FSA-63

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

5.  INVESTMENTS — (Continued)

(in thousands)	Purchases	Sales
MFS Research IC	$741	$1,065
MFS Research SC	1,389	4,057
MFS Total Return IC	2,094	4,274
MFS Total Return SC	7,020	36,147
MFS Utilities IC	551	1,461
MFS Utilities SC	19,000	50,464
MFS VIT Total Return Bond SC	31,767	182,399
MFS VIT Value SC	36,176	268,513
MFS VIT II Emerging Markets Equity SC	185	784
MFS VIT II International Value SC	44,986	103,613
MFS VIT II MA Investors Growth Stock Portfolio IC	2,459	308
MFS VIT II MA Investors Growth Stock Portfolio SC	67,806	12,376
Oppenheimer Capital Appreciation Fund/VA	1,739	1,617
Oppenheimer Capital Appreciation Fund/VA SC	58,448	31,091
Oppenheimer Discovery Mid Cap Growth Fund/VA	313	371
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	171	245
Oppenheimer Global Fund/VA	878	1,679
Oppenheimer Global Fund/VA SC	179,271	251,187
Oppenheimer Global Strategic Income Fund/VA	1,468	3,025
Oppenheimer Global Strategic Income Fund/VA SC	44,806	49,515
Oppenheimer Main Street Fund/VA	1,958	1,711
Oppenheimer Main Street Fund/VA SC	38,066	18,623
Oppenheimer Money Fund/VA	3,389,670	1,291,632
PIMCO VIT All Asset Advisor	348	413
PIMCO VIT Global Diversified Allocation Portfolio	4,775	1,052
PIMCO VIT Long-Term US Government Advisor	8,341	4,799
PIMCO VIT Low Duration Advisor	20,794	13,853
PIMCO VIT Real Return Advisor	89,800	26,618
PIMCO VIT Short-Term Advisor	16,216	24.459
PIMCO VIT Total Return Advisor	153,279	81,085
QS Legg Mason Dynamic Multi-Strategy VIT II	13,174	9,364
Royce Capital Fund Micro-Cap SC	20,766	19,464
Royce Capital Fund Small-Cap SC	135,575	174,894
Rydex Commodities Strategy	3	0
Rydex Inverse Government Long Bond	0	0
Rydex Inverse S&P 500 Strategy	0	0
Templeton Developing Markets VIP CL 2	4,246	3,356
Templeton Foreign VIP CL 2	35,393	29,446
Templeton Global Bond VIP Fund CL 2	78,139	32,027
Templeton Growth VIP CL 2	30,239	33,063
UIF Global Real Estate II	1,806	2,657
Van Eck Global Hard Asset	44	20

FSA-64

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS

Protective Life sells a number of variable annuity products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner's account. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The following tables were developed by determining which products offered by Protective Life and funded by the Separate Account have the highest and lowest expense ratios. The summaries may not reflect or directly equate to the minimum and maximum contract charges offered by Protective Life, as contract owners may not have selected all available and applicable contract options for or during the periods presented.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2015, were as follows:

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
American Funds Asset Allocation Class 2
2015	3,745	$14.85	$20.68	$63,311	1.63%	0.60%	1.70%	–0.32%	0.79%
2014	3,928	$14.81	$20.56	$66,817	1.45%	0.60%	1.70%	3.61%	4.76%
2013	4,306	$14.18	$19.67	$70,370	1.43%	0.60%	1.70%	21.59%	22.95%
2012	4,798	$11.57	$16.03	$64,202	1.94%	0.60%	1.70%	14.21%	15.49%
2011	4,795	$10.04	$13.91	$56,603	2.03%	0.60%	1.70%	–0.42%	0.69%
American Funds Asset Allocation Class 4(c)
2015	72	$9.77	$9.77	$708	2.37%	1.30%	1.30%	–0.18%	–0.18%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2(c)
2015	247	$9.41	$9.41	$2,320	3.11%	0.90%	0.90%	–2.97%	–2.97%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 4(c)
2015	23	$9.37	$9.37	$218	2.92%	1.30%	1.30%	–3.25%	–3.25%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 2(c)
2015	1,000	$9.65	$9.65	$9,654	1.43%	0.90%	0.90%	–1.22%	–1.22%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-65

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
American Funds Global Growth Class 4(c)
2015	166	$9.61	$9.61	$1,593	1.43%	1.30%	1.30%	–1.56%	–1.56%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Cap Class 2(c)
2015	14	$8.85	$8.85	$123	0.00%	0.90%	0.90%	–12.31%	–12.31%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Cap Class 4(c)
2015	1	$8.81	$8.81	$9	0.00%	1.30%	1.30%	–12.62%	–12.62%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 2(c)
2015	168	$9.96	$9.96	$1,669	0.90%	0.90%	0.90%	0.92%	0.92%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 4(c)
2015	21	$9.92	$9.92	$211	0.73%	1.30%	1.30%	0.59%	0.59%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 2(c)
2015	48	$8.69	$8.69	$420	2.19%	0.90%	0.90%	–10.14%	–10.14%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 4(c)
2015	0	$8.65	$8.65	$4	2.40%	1.30%	1.30%	–10.43%	–10.43%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Class 2(c)
2015	29	$9.08	$9.08	$261	0.45%	0.90%	0.90%	–6.63%	–6.63%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-66

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Calvert VP SRI Balanced
2015	71	$16.28	$19.28	$1,351	0.11%	0.70%	1.80%	–3.95%	–2.88%
2014	76	$16.79	$20.37	$1,498	1.40%	0.70%	1.80%	7.63%	8.83%
2013	94	$15.45	$18.82	$1,730	1.00%	0.70%	1.80%	15.88%	17.18%
2012	109	$13.20	$16.15	$1,710	1.11%	0.70%	1.80%	8.52%	9.74%
2011	136	$11.72	$14.80	$1,948	1.17%	0.70%	1.80%	2.69%	3.84%
ClearBridge Variable Mid Cap Core II
2015	2,038	$15.02	$20.90	$37,265	0.08%	0.60%	1.75%	0.20%	1.38%
2014	3,376	$14.99	$20.61	$59,161	0.09%	0.60%	1.75%	5.94%	7.18%
2013	3,451	$14.15	$19.23	$56,901	0.06%	0.60%	1.75%	34.66%	36.23%
2012	2,844	$10.51	$14.12	$35,819	0.88%	0.60%	1.75%	15.55%	16.90%
2011	1,524	$9.10	$12.08	$17,750	0.00%	0.60%	1.75%	–5.77%	–4.72%
ClearBridge Variable Small Cap Growth II
2015	455	$15.31	$22.25	$8,768	0.00%	0.60%	1.75%	–6.26%	–5.17%
2014	600	$16.34	$23.46	$11,731	0.00%	0.60%	1.75%	1.97%	3.16%
2013	585	$16.02	$22.74	$11,118	0.05%	0.60%	1.75%	44.06%	45.74%
2012	350	$11.12	$15.55	$4,773	0.14%	0.60%	1.75%	16.88%	18.13%
2011	169	$9.53	$13.17	$2,110	0.00%	0.60%	1.75%	–0.65%	0.30%
Fidelity Contrafund Portfolio SC2
2015	9,961	$14.71	$25.20	$184,377	0.78%	0.60%	1.75%	–1.34%	–0.19%
2014	14,617	$14.91	$25.30	$261,613	0.75%	0.60%	1.75%	9.70%	10.99%
2013	15,209	$13.59	$22.84	$248,636	0.87%	0.60%	1.75%	28.67%	30.17%
2012	13,169	$10.56	$17.59	$172,073	1.29%	0.60%	1.75%	14.11%	15.44%
2011	9,977	$9.26	$15.26	$119,890	0.88%	0.60%	1.75%	–4.43%	–3.37%
Fidelity Equity Income SC2
2015	448	$13.19	$23.20	$7,771	2.84%	0.60%	1.65%	–5.82%	–4.81%
2014	511	$14.01	$24.42	$9,403	2.46%	0.60%	1.65%	6.69%	7.83%
2013	616	$13.13	$22.70	$10,492	2.21%	0.60%	1.65%	25.72%	27.06%
2012	723	$10.44	$17.90	$9,705	2.81%	0.60%	1.65%	15.12%	16.35%
2011	848	$9.07	$15.41	$9,782	2.29%	0.60%	1.65%	–1.00%	0.05%
Fidelity Freedom Fund - 2015 Maturity SC2
2015	71	$12.56	$17.72	$1,047	1.77%	0.60%	1.65%	–2.15%	–1.10%
2014	60	$12.84	$17.95	$889	1.26%	0.60%	1.65%	2.73%	3.83%
2013	77	$12.50	$17.32	$1,081	1.59%	0.70%	1.65%	12.22%	13.31%
2012	83	$11.14	$15.30	$1,005	1.69%	0.70%	1.65%	10.06%	11.12%
2011	91	$10.12	$13.79	$996	1.84%	0.70%	1.65%	–2.15%	–1.21%
Fidelity Freedom Fund - 2020 Maturity SC2
2015	133	$12.49	$18.90	$2,097	1.70%	0.60%	1.65%	–2.10%	–1.06%
2014	123	$12.76	$19.14	$1,963	1.37%	0.60%	1.65%	2.87%	3.97%
2013	118	$12.41	$18.45	$1,847	1.48%	0.60%	1.65%	13.73%	14.94%
2012	134	$10.91	$16.09	$1,803	1.82%	0.60%	1.65%	11.20%	12.39%
2011	139	$9.81	$14.34	$1,670	1.95%	0.60%	1.65%	–2.87%	–1.83%
Fidelity Growth Portfolio SC2
2015	147	$17.07	$28.31	$2,962	0.03%	0.60%	1.65%	5.14%	6.26%
2014	169	$16.24	$26.69	$3,191	0.00%	0.60%	1.65%	9.18%	10.35%
2013	187	$14.87	$24.24	$3,295	0.05%	0.70%	1.65%	33.76%	35.05%
2012	198	$11.12	$17.97	$2,576	0.35%	0.70%	1.65%	12.51%	13.71%
2011	239	$9.88	$15.83	$2,727	0.12%	0.70%	1.65%	–1.68%	–0.63%

FSA-67

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Fidelity Index 500 Portfolio SC2
2015	13,418	$15.71	$25.66	$231,506	2.73%	0.60%	1.75%	–0.68%	0.48%
2014	7,798	$15.82	$25.59	$135,088	2.18%	0.60%	1.75%	11.31%	12.61%
2013	4,456	$14.21	$22.77	$70,003	1.75%	0.60%	1.75%	29.60%	31.12%
2012	3,870	$10.96	$17.40	$47,691	2.07%	0.60%	1.75%	13.61%	14.94%
2011	3,075	$9.65	$15.17	$34,615	1.92%	0.60%	1.75%	0.06%	1.18%
Fidelity Investment Grade Bonds SC2
2015	16,489	$10.33	$14.38	$195,844	2.67%	0.60%	1.75%	–2.58%	–1.44%
2014	12,716	$10.60	$14.65	$159,057	2.01%	0.60%	1.75%	3.77%	4.98%
2013	12,506	$10.22	$14.02	$151,144	2.30%	0.60%	1.75%	–3.78%	–2.65%
2012	10,376	$10.60	$14.47	$133,280	2.44%	0.60%	1.75%	3.75%	4.97%
2011	7,383	$10.13	$13.85	$95,617	3.39%	0.60%	1.75%	5.22%	6.40%
Fidelity Mid Cap SC2
2015	9,433	$13.40	$26.98	$170,667	0.20%	0.60%	1.75%	–3.35%	–2.22%
2014	19,006	$13.87	$27.71	$324,649	0.02%	0.60%	1.75%	4.18%	5.40%
2013	18,745	$13.31	$26.41	$308,715	0.30%	0.60%	1.75%	33.50%	35.06%
2012	14,980	$9.97	$19.65	$194,319	0.53%	0.60%	1.75%	12.56%	13.87%
2011	6,959	$8.86	$17.33	$93,489	0.03%	0.60%	1.75%	–12.36%	–11.39%
Franklin Flex Cap Growth VIP CL 2
2015	1,116	$14.34	$23.24	$18,971	0.00%	0.60%	1.75%	2.54%	3.74%
2014	1,263	$13.99	$22.45	$20,782	0.00%	0.60%	1.75%	4.25%	5.47%
2013	1,395	$13.42	$21.33	$21,883	0.00%	0.60%	1.75%	35.08%	36.66%
2012	1,289	$9.93	$15.64	$15,148	0.00%	0.60%	1.75%	7.35%	8.61%
2011	1,022	$9.25	$14.43	$11,462	0.00%	0.60%	1.75%	–6.42%	–5.37%
Franklin Income VIP CL 2
2015	10,486	$11.21	$18.42	$150,657	4.95%	0.60%	1.75%	–8.68%	–7.61%
2014	11,175	$12.27	$19.98	$175,785	5.08%	0.60%	1.75%	2.79%	3.99%
2013	16,684	$11.94	$19.25	$244,491	6.40%	0.60%	1.75%	11.95%	13.26%
2012	14,380	$10.66	$17.03	$193,499	6.33%	0.60%	1.75%	10.68%	11.98%
2011	11,892	$9.64	$15.24	$150,680	5.65%	0.60%	1.75%	0.65%	1.77%
Franklin Mutual Shares VIP CL 2
2015	33,349	$12.82	$20.63	$484,637	2.96%	0.60%	1.75%	–6.60%	–5.51%
2014	47,438	$13.71	$21.87	$728,537	2.04%	0.60%	1.75%	5.25%	6.48%
2013	51,645	$13.01	$20.58	$747,537	2.13%	0.60%	1.75%	26.02%	27.49%
2012	48,673	$10.32	$16.18	$557,517	2.18%	0.60%	1.75%	12.24%	13.56%
2011	37,146	$9.18	$14.27	$380,902	2.58%	0.60%	1.75%	–2.72%	–1.63%
Franklin Rising Dividend VIP CL 2
2015	13,637	$14.34	$23.46	$228,798	1.70%	0.60%	1.75%	–5.33%	–4.23%
2014	21,975	$15.15	$24.54	$374,563	1.34%	0.60%	1.75%	6.82%	8.07%
2013	23,222	$14.18	$22.76	$369,882	1.58%	0.60%	1.75%	27.42%	28.91%
2012	20,911	$11.13	$17.69	$265,972	1.58%	0.60%	1.75%	10.00%	11.29%
2011	15,496	$10.12	$15.93	$185,418	1.50%	0.60%	1.75%	4.20%	5.36%
Franklin Small Cap Value VIP CL 2
2015	2,388	$13.53	$18.23	$40,092	0.75%	0.60%	1.75%	–9.01%	–7.94%
2014	2,608	$14.87	$19.80	$47,346	0.63%	0.60%	1.75%	–1.19%	–0.03%
2013	3,103	$15.05	$19.81	$55,983	1.31%	0.60%	1.75%	33.86%	35.42%
2012	3,283	$11.24	$14.63	$44,387	0.78%	0.60%	1.75%	16.31%	17.68%
2011	2,636	$9.66	$12.43	$31,288	0.67%	0.60%	1.75%	–5.39%	–4.34%
Franklin Small-Mid Cap Growth VIP CL 2
2015	1,078	$13.71	$25.50	$18,593	0.00%	0.60%	1.75%	–4.36%	–3.24%
2014	1,612	$14.34	$26.40	$27,779	0.00%	0.60%	1.75%	5.59%	6.83%
2013	1,656	$13.58	$24.77	$27,080	0.00%	0.60%	1.75%	35.74%	37.33%
2012	1,496	$10.00	$18.07	$18,474	0.00%	0.60%	1.75%	8.91%	10.19%
2011	1,210	$9.19	$16.43	$14,220	0.00%	0.60%	1.75%	–6.44%	–5.40%
FSA-68

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Franklin US Government Securities VIP CL 2
2015	50,826	$9.83	$12.76	$553,686	2.58%	0.60%	1.75%	–1.28%	–0.13%
2014	57,003	$9.96	$12.78	$623,015	2.66%	0.60%	1.75%	1.58%	2.76%
2013	51,869	$9.81	$12.44	$560,230	2.77%	0.60%	1.75%	–3.95%	–2.82%
2012	37,852	$10.19	$12.80	$434,100	2.55%	0.60%	1.75%	0.10%	1.27%
2011	22,659	$10.10	$12.64	$270,669	3.14%	0.60%	1.75%	3.89%	5.05%
Goldman Sachs Global Trends Allocation SC(a)
2015	660	$9.87	$10.39	$6,835	0.11%	1.00%	1.75%	–7.46%	–6.76%
2014	399	$10.59	$11.17	$4,444	0.04%	1.00%	1.75%	2.13%	2.91%
2013	300	$10.85	$10.89	$3,266	0.11%	1.00%	1.75%	3.73%	4.04%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs Large Cap Value
2015	2,092	$17.20	$33.07	$51,988	1.35%	0.60%	1.80%	–6.13%	–4.99%
2014	2,441	$18.20	$35.04	$64,132	1.29%	0.60%	1.80%	10.91%	12.26%
2013	3,077	$16.29	$31.42	$71,661	1.15%	0.60%	1.80%	30.84%	32.43%
2012	3,810	$12.36	$23.88	$66,725	1.32%	0.60%	1.80%	16.98%	18.41%
2011	4,851	$10.49	$20.30	$71,380	1.13%	0.60%	1.80%	–8.72%	–7.61%
Goldman Sachs Large Cap Value Fund SC
2015	9,046	$12.69	$21.42	$131,778	1.08%	0.70%	1.75%	–6.25%	–5.25%
2014	10,963	$13.51	$22.63	$170,959	1.07%	0.70%	1.75%	10.64%	11.82%
2013	13,006	$12.19	$20.26	$181,863	0.93%	0.70%	1.75%	30.61%	32.00%
2012	15,251	$9.31	$15.36	$162,251	1.18%	0.70%	1.75%	16.74%	17.99%
2011	14,330	$7.96	$13.03	$128,115	1.30%	0.70%	1.75%	–8.84%	–7.91%
Goldman Sachs Mid Cap Value
2015	302	$22.45	$25.68	$7,363	0.38%	0.60%	1.80%	–10.87%	–9.79%
2014	357	$25.19	$28.49	$9,659	0.94%	0.60%	1.80%	11.53%	12.89%
2013	447	$22.59	$25.27	$10,787	0.78%	0.60%	1.80%	30.51%	32.10%
2012	567	$17.31	$19.15	$10,377	1.06%	0.60%	1.80%	16.33%	17.76%
2011	748	$14.88	$16.28	$11,673	0.71%	0.60%	1.80%	–8.06%	–6.94%
Goldman Sachs Mid Cap Value SC
2015	4,977	$10.59	$16.08	$76,265	0.08%	0.70%	1.75%	–11.11%	–10.16%
2014	9,078	$11.82	$17.90	$152,268	0.79%	0.70%	1.75%	11.31%	12.49%
2013	9,374	$10.54	$15.91	$140,981	0.66%	0.70%	1.75%	30.24%	31.63%
2012	7,795	$10.50	$12.09	$90,337	1.27%	0.70%	1.75%	16.12%	17.36%
2011	4,180	$9.05	$10.30	$42,503	0.90%	0.70%	1.75%	–8.18%	–7.25%
Goldman Sachs Small Cap Equity Insights
2015	712	$16.78	$42.48	$26,200	0.28%	0.60%	1.80%	–3.89%	–2.71%
2014	839	$17.44	$43.95	$31,751	0.73%	0.60%	1.80%	5.01%	6.29%
2013	1,013	$16.59	$41.63	$36,164	0.94%	0.60%	1.80%	33.19%	34.81%
2012	1,245	$12.44	$31.08	$32,802	1.10%	0.60%	1.80%	10.80%	12.15%
2011	1,524	$11.22	$27.90	$35,850	0.75%	0.60%	1.80%	–1.13%	0.07%
Goldman Sachs Small Cap Equity Insights SC
2015	1,030	$16.93	$27.22	$18,749	0.03%	0.70%	1.65%	–4.10%	–3.18%
2014	1,227	$17.64	$28.14	$23,079	0.50%	0.70%	1.65%	4.93%	5.94%
2013	1,426	$16.79	$26.59	$25,339	0.70%	0.70%	1.65%	33.15%	34.44%
2012	1,679	$12.60	$19.80	$22,221	0.91%	0.70%	1.65%	10.65%	11.72%
2011	1,906	$11.37	$17.74	$22,611	0.54%	0.70%	1.65%	–1.24%	–0.29%

FSA-69

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Strategic Growth
2015	1,322	$17.38	$39.36	$35,156	0.34%	0.60%	1.80%	1.54%	2.78%
2014	1,565	$16.99	$38.55	$40,289	0.35%	0.60%	1.80%	11.60%	12.96%
2013	1,941	$15.12	$34.35	$43,705	0.39%	0.60%	1.80%	30.04%	31.63%
2012	2,339	$11.54	$26.27	$39,692	0.64%	0.60%	1.80%	17.73%	19.17%
2011	2,989	$9.74	$22.19	$42,343	0.42%	0.60%	1.80%	–4.36%	–3.20%
Goldman Sachs Strategic Growth SC
2015	8,563	$12.38	$25.91	$157,352	0.11%	0.70%	1.75%	1.34%	2.42%
2014	9,760	$12.12	$25.33	$176,080	0.12%	0.70%	1.75%	11.40%	12.59%
2013	10,537	$10.80	$22.52	$171,088	0.17%	0.70%	1.75%	29.69%	31.08%
2012	9,355	$11.05	$17.20	$118,718	0.54%	0.70%	1.75%	17.53%	18.79%
2011	6,533	$9.40	$14.49	$72,429	0.29%	0.70%	1.75%	–4.51%	–3.54%
Goldman Sachs Strategic International Equity
2015	2,072	$11.76	$19.71	$30,990	1.66%	0.60%	1.80%	–0.76%	0.45%
2014	2,381	$11.77	$19.75	$35,657	3.41%	0.60%	1.80%	–9.20%	–8.10%
2013	2,830	$12.87	$21.63	$46,308	1.76%	0.60%	1.80%	21.97%	23.46%
2012	3,409	$10.48	$17.64	$45,279	2.03%	0.60%	1.80%	19.05%	20.51%
2011	4,086	$8.74	$14.73	$45,166	3.15%	0.60%	1.80%	–16.57%	–15.56%
Goldman Sachs Strategic International Equity SC
2015	4,695	$9.07	$16.88	$47,866	1.46%	0.70%	1.75%	–0.99%	0.07%
2014	5,049	$9.14	$16.89	$51,151	3.23%	0.70%	1.75%	–9.31%	–8.35%
2013	5,641	$10.06	$18.44	$62,577	1.57%	0.70%	1.75%	21.56%	22.86%
2012	6,356	$8.26	$15.03	$57,154	1.91%	0.70%	1.75%	18.77%	20.04%
2011	6,613	$6.94	$12.53	$49,408	3.26%	0.70%	1.75%	–16.56%	–15.76%
Goldman Sachs US Equity Insights
2015	866	$16.99	$44.80	$31,838	1.29%	0.60%	1.80%	–1.99%	–0.79%
2014	1,010	$17.22	$45.46	$37,542	1.34%	0.60%	1.80%	14.27%	15.67%
2013	1,224	$14.96	$39.56	$38,914	1.08%	0.60%	1.80%	35.05%	36.69%
2012	1,493	$11.00	$29.13	$34,702	1.70%	0.60%	1.80%	12.40%	13.77%
2011	1,831	$9.72	$25.77	$37,339	1.61%	0.60%	1.80%	2.18%	3.42%
Goldman Sachs US Equity Insights SC
2015	30	$16.30	$26.08	$670	1.07%	0.70%	1.65%	–2.05%	–1.10%
2014	38	$15.98	$26.40	$852	1.08%	0.70%	1.65%	14.27%	15.37%
2013	46	$13.97	$22.91	$891	0.84%	0.70%	1.65%	34.97%	36.27%
2012	53	$10.34	$16.83	$775	1.49%	0.70%	1.65%	12.26%	13.34%
2011	61	$9.20	$14.86	$786	1.50%	0.70%	1.65%	2.19%	3.17%
Goldman Sachs VIT Core Fixed Income SC(c)
2015	1,109	$9.94	$9.97	$11,044	0.84%	0.90%	1.30%	–0.18%	0.02%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC
2015	3,268	$14.55	$20.03	$60,353	0.00%	0.60%	1.75%	–6.86%	–5.77%
2014	3,885	$15.62	$21.26	$75,575	0.00%	0.60%	1.75%	9.16%	10.43%
2013	4,245	$14.31	$19.25	$75,402	0.00%	0.60%	1.75%	29.89%	31.40%
2012	4,768	$11.02	$14.65	$65,143	0.00%	0.60%	1.75%	17.34%	18.71%
2011	4,755	$9.41	$12.34	$55,346	0.00%	0.60%	1.70%	–5.60%	–4.54%

FSA-70

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Guggenheim Floating Rate Strategies (Series F)
2015	159	$10.25	$10.25	$1,627	1.89%	1.00%	1.00%	–0.28%	–0.28%
2014	53	$10.28	$10.28	$547	0.00%	1.00%	1.00%	1.36%	1.36%
2013	8	$10.14	$10.14	$84	0.00%	1.00%	1.00%	0.71%	0.71%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Global Managed Futures Strategy
2015	30	$11.42	$11.42	$345	2.38%	1.00%	1.00%	–2.53%	–2.53%
2014	14	$11.72	$11.72	$165	0.00%	1.00%	1.00%	10.96%	10.96%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Long Short Equity
2015	22	$10.79	$10.79	$238	0.00%	1.00%	1.00%	0.25%	0.25%
2014	5	$10.76	$10.76	$52	0.00%	1.00%	1.00%	1.77%	1.77%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Macro Opportunities Strategies (Series M)
2015	12	$10.50	$10.50	$131	3.29%	1.00%	1.00%	–1.30%	–1.30%
2014	—	$10.64	$10.64	$4	0.00%	1.00%	1.00%	4.30%	4.30%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Multi-Hedge Strategies
2015	59	$10.58	$10.58	$624	0.69%	1.00%	1.00%	0.83%	0.83%
2014	17	$10.50	$10.50	$182	0.00%	1.00%	1.00%	3.61%	3.61%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco VI American Franchise I
2015	701	$8.04	$9.34	$6,035	0.00%	0.70%	1.65%	3.28%	4.27%
2014	756	$7.79	$8.95	$6,276	0.04%	0.70%	1.65%	6.65%	7.68%
2013	902	$7.15	$8.32	$6,990	0.43%	0.70%	1.65%	37.62%	39.16%
2012	1,087	$5.20	$5.98	$6,077	0.00%	0.70%	1.80%	11.68%	12.93%
2011	1,327	$4.65	$5.29	$6,599	0.00%	0.70%	1.80%	–7.86%	–6.83%
Invesco VI American Franchise II
2015	273	$7.80	$27.69	$3,191	0.00%	0.60%	1.70%	2.97%	4.12%
2014	338	$7.57	$26.65	$3,775	0.00%	0.60%	1.70%	6.33%	7.52%
2013	415	$7.11	$24.83	$4,326	0.25%	0.60%	1.70%	37.42%	38.96%
2012	478	$5.17	$17.91	$3,604	0.00%	0.60%	1.70%	11.47%	12.72%
2011	579	$4.56	$15.92	$3,856	0.00%	0.60%	1.70%	–8.07%	–6.95%
Invesco VI American Value II
2015	1,769	$13.86	$19.29	$27,984	0.00%	0.60%	1.75%	–10.94%	–9.90%
2014	4,498	$15.56	$21.41	$78,129	0.22%	0.60%	1.75%	7.56%	8.82%
2013	3,499	$14.46	$19.67	$56,182	0.65%	0.60%	1.75%	31.59%	33.13%
2012	1,638	$10.99	$14.78	$19,958	0.99%	0.60%	1.75%	15.03%	16.37%
2011	177	$9.56	$12.70	$2,171	0.72%	0.60%	1.75%	–0.83%	0.22%

FSA-71

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Invesco VI Balanced Risk Allocation II
2015	6,359	$10.90	$13.52	$75,614	4.12%	0.60%	1.75%	–6.07%	–4.97%
2014	5,478	$11.60	$14.23	$69,261	0.00%	0.60%	1.75%	3.86%	5.08%
2013	5,776	$11.17	$13.54	$70,321	1.77%	0.60%	1.75%	–0.35%	0.81%
2012	2,710	$11.21	$13.43	$33,209	1.13%	0.60%	1.75%	8.70%	9.97%
2011	542	$10.31	$12.21	$6,410	0.00%	0.60%	1.75%	5.58%	6.36%
Invesco VI Comstock I
2015	1,196	$22.49	$26.74	$29,440	1.91%	0.70%	1.80%	–7.67%	–6.64%
2014	1,439	$24.36	$28.64	$38,137	1.28%	0.70%	1.80%	7.42%	8.62%
2013	1,762	$22.68	$26.37	$43,225	1.62%	0.70%	1.80%	33.53%	35.02%
2012	2,131	$16.98	$19.53	$38,914	1.67%	0.70%	1.80%	17.08%	18.40%
2011	2,679	$14.50	$16.49	$41,576	1.68%	0.70%	1.80%	–3.60%	–2.53%
Invesco VI Comstock II
2015	7,016	$14.41	$25.90	$158,849	1.57%	0.60%	1.80%	–7.88%	–6.76%
2014	8,915	$15.64	$27.81	$208,968	1.08%	0.60%	1.80%	7.14%	8.45%
2013	10,091	$14.59	$25.67	$221,495	1.41%	0.60%	1.80%	33.22%	34.84%
2012	11,269	$10.95	$19.05	$187,839	1.54%	0.60%	1.80%	16.78%	18.21%
2011	10,576	$9.37	$16.14	$156,807	1.27%	0.60%	1.80%	–3.86%	–2.69%
Invesco VI Equity and Income II
2015	8,804	$13.25	$22.67	$164,487	1.96%	0.60%	1.80%	–4.34%	–3.17%
2014	13,005	$13.85	$23.43	$239,404	1.59%	0.60%	1.80%	6.81%	8.12%
2013	13,487	$12.96	$21.70	$236,068	1.54%	0.60%	1.80%	22.64%	24.14%
2012	11,924	$10.56	$17.50	$178,328	1.87%	0.60%	1.80%	10.36%	11.71%
2011	9,741	$9.56	$15.68	$141,743	1.71%	0.60%	1.80%	–3.07%	–1.89%
Invesco VI Global Real Estate II
2015	238	$10.61	$12.65	$2,960	1.35%	0.90%	1.75%	–3.46%	–2.63%
2014	1,013	$10.91	$12.99	$12,807	1.55%	0.90%	1.75%	12.35%	13.31%
2013	689	$9.64	$11.46	$7,841	4.56%	0.90%	1.75%	0.65%	1.52%
2012	288	$11.22	$11.29	$3,240	0.52%	0.90%	1.75%	10.27%	10.27%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco VI Government Securities II
2015	9,206	$10.02	$10.82	$97,513	1.87%	0.60%	1.80%	–1.74%	–0.54%
2014	9,174	$10.20	$10.87	$98,609	2.84%	0.60%	1.80%	2.01%	3.26%
2013	10,105	$9.90	$10.53	$105,537	3.31%	0.60%	1.80%	–4.60%	–3.44%
2012	10,070	$10.29	$10.91	$109,216	2.96%	0.60%	1.80%	0.38%	1.60%
2011	10,539	$10.16	$10.73	$112,899	0.00%	0.60%	1.80%	5.35%	6.20%
Invesco VI Growth & Income I
2015	1,553	$20.08	$23.87	$34,050	2.88%	0.70%	1.80%	–4.81%	–3.74%
2014	1,819	$21.09	$24.79	$41,653	1.72%	0.70%	1.80%	8.30%	9.51%
2013	2,207	$19.47	$22.64	$46,452	1.44%	0.70%	1.80%	31.67%	33.14%
2012	2,685	$14.79	$17.00	$42,678	1.47%	0.70%	1.80%	12.57%	13.83%
2011	3,264	$13.14	$14.94	$45,833	1.20%	0.70%	1.80%	–3.77%	–2.69%
Invesco VI Growth & Income II
2015	21,433	$14.37	$23.10	$411,587	2.13%	0.60%	1.80%	–5.05%	–3.89%
2014	33,462	$15.13	$24.06	$636,165	1.52%	0.60%	1.80%	7.99%	9.31%
2013	34,383	$14.00	$22.04	$609,926	1.31%	0.60%	1.80%	31.36%	32.97%
2012	30,129	$10.65	$16.59	$423,938	1.42%	0.60%	1.80%	12.29%	13.66%
2011	19,913	$9.48	$14.61	$272,251	1.19%	0.60%	1.80%	–4.01%	–2.85%
Invesco VI International Growth II
2015	3,057	$10.85	$11.68	$35,435	1.13%	0.60%	1.65%	–4.22%	–3.20%
2014	4,943	$11.33	$12.10	$59,535	1.66%	0.60%	1.65%	–1.56%	–0.51%
2013	6,677	$11.51	$12.20	$81,151	1.26%	0.60%	1.75%	16.64%	18.01%
2012	2,971	$9.86	$10.37	$30,583	1.88%	0.60%	1.75%	13.35%	14.56%
2011	613	$8.70	$8.77	$5,353	0.00%	0.60%	1.75%	–16.04%	–15.44%

FSA-72

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Invesco VI Mid-Cap Growth II
2015	1,904	$8.40	$26.79	$32,590	0.00%	0.60%	1.80%	–0.77%	0.44%
2014	2,329	$8.47	$26.72	$40,027	0.00%	0.60%	1.80%	5.76%	7.05%
2013	2,627	$8.01	$25.02	$42,639	0.22%	0.60%	1.80%	34.15%	35.78%
2012	2,764	$5.97	$18.46	$33,382	0.00%	0.60%	1.80%	9.62%	10.96%
2011	2,587	$5.45	$16.67	$28,681	0.00%	0.60%	1.80%	–10.99%	–9.90%
Invesco VI Small Cap Equity II
2015	405	$10.14	$12.91	$5,206	0.00%	0.90%	1.30%	–6.97%	–6.59%
2014	1,197	$10.86	$13.82	$16,478	0.00%	0.90%	1.75%	0.30%	1.17%
2013	857	$10.75	$13.66	$11,681	0.00%	0.90%	1.75%	34.69%	35.85%
2012	347	$10.00	$10.05	$3,491	0.00%	0.90%	1.65%	1.85%	1.85%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lord Abbett Bond Debenture VC
2015	41,371	$11.42	$23.01	$618,733	4.38%	0.60%	1.80%	–3.30%	–2.12%
2014	35,674	$11.81	$23.53	$574,288	4.77%	0.60%	1.80%	2.47%	3.72%
2013	34,180	$11.52	$22.71	$546,338	5.45%	0.60%	1.80%	6.23%	7.52%
2012	26,020	$10.84	$21.14	$419,231	6.46%	0.60%	1.80%	10.51%	11.86%
2011	17,605	$9.80	$18.92	$291,184	6.48%	0.60%	1.80%	2.51%	3.76%
Lord Abbett Calibrated Dividend Growth VC
2015	2,179	$13.97	$25.72	$44,923	1.76%	0.60%	1.80%	–3.89%	–2.72%
2014	2,240	$14.53	$26.46	$49,855	1.62%	0.60%	1.80%	9.54%	10.87%
2013	2,707	$13.26	$23.89	$55,197	1.64%	0.60%	1.80%	25.63%	27.16%
2012	2,726	$10.55	$18.81	$46,058	2.88%	0.60%	1.80%	10.43%	11.78%
2011	3,127	$9.54	$16.84	$48,403	5.64%	0.60%	1.80%	–1.60%	–0.40%
Lord Abbett Classic Stock VC
2015	1,206	$13.72	$20.62	$18,978	0.85%	0.60%	1.75%	–2.64%	–1.50%
2014	1,597	$14.07	$20.98	$25,074	0.70%	0.60%	1.75%	7.23%	8.49%
2013	1,727	$13.11	$19.38	$25,161	1.07%	0.60%	1.75%	27.58%	29.07%
2012	1,445	$10.26	$15.04	$16,718	1.36%	0.60%	1.75%	13.07%	14.40%
2011	910	$9.07	$13.18	$9,655	0.81%	0.60%	1.75%	–9.66%	–8.70%
Lord Abbett Growth & Income VC
2015	5,041	$13.73	$21.35	$88,967	1.13%	0.60%	1.80%	–4.61%	–3.45%
2014	6,108	$14.39	$22.15	$111,740	0.65%	0.60%	1.80%	5.72%	7.01%
2013	7,519	$13.60	$20.74	$129,041	0.54%	0.60%	1.80%	33.46%	35.08%
2012	9,154	$10.19	$15.39	$116,738	0.94%	0.60%	1.80%	10.07%	11.41%
2011	10,172	$9.25	$13.84	$117,661	0.72%	0.60%	1.80%	–7.77%	–6.64%
Lord Abbett Growth Opportunities VC
2015	1,834	$13.70	$27.62	$38,378	0.00%	0.60%	1.75%	0.93%	2.11%
2014	1,169	$13.58	$27.08	$28,558	0.00%	0.60%	1.75%	4.22%	5.43%
2013	1,371	$13.03	$25.71	$32,228	0.00%	0.60%	1.75%	34.68%	36.26%
2012	1,527	$9.67	$18.89	$27,024	0.00%	0.60%	1.75%	12.10%	13.42%
2011	1,614	$8.65	$16.67	$25,880	0.00%	0.60%	1.75%	–11.57%	–10.59%
Lord Abbett International Opportunities VC
2015	1,967	$12.35	$24.40	$27,940	0.82%	0.60%	1.75%	9.15%	10.43%
2014	2,106	$11.30	$22.14	$27,249	1.29%	0.60%	1.75%	–7.41%	–6.32%
2013	2,312	$12.19	$23.68	$31,920	1.82%	0.60%	1.75%	29.40%	30.91%
2012	2,688	$9.41	$18.13	$28,415	1.99%	0.60%	1.75%	18.27%	19.66%
2011	2,783	$7.95	$15.18	$24,685	0.98%	0.60%	1.75%	–17.11%	–16.22%
FSA-73

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Lord Abbett Mid Cap Stock VC
2015	3,258	$13.49	$24.54	$66,034	0.55%	0.60%	1.80%	–5.52%	–4.36%
2014	3,911	$14.27	$25.71	$83,064	0.42%	0.60%	1.80%	9.52%	10.86%
2013	4,624	$13.02	$23.24	$89,509	0.40%	0.60%	1.80%	27.98%	29.54%
2012	5,491	$10.17	$17.98	$83,001	0.64%	0.60%	1.80%	12.48%	13.86%
2011	6,435	$9.04	$15.82	$86,373	0.20%	0.60%	1.80%	–5.73%	–4.59%
Lord Abbett Series Fundamental Equity VC
2015	7,825	$13.29	$17.87	$125,147	0.87%	0.60%	1.75%	–5.13%	–4.02%
2014	13,829	$14.01	$18.62	$223,533	0.45%	0.60%	1.75%	5.27%	6.50%
2013	14,463	$13.31	$17.49	$221,856	0.26%	0.60%	1.75%	33.39%	34.94%
2012	11,852	$9.98	$12.96	$138,428	0.72%	0.60%	1.75%	8.64%	9.92%
2011	6,277	$9.18	$11.79	$71,068	0.29%	0.60%	1.75%	–6.11%	–5.06%
MFS Growth Series IC
2015	200	$18.42	$29.69	$5,390	0.15%	0.70%	1.80%	5.63%	6.81%
2014	207	$17.31	$27.96	$5,404	0.10%	0.70%	1.80%	6.99%	8.18%
2013	231	$16.07	$25.98	$5,680	0.23%	0.70%	1.80%	34.39%	35.90%
2012	264	$11.87	$19.23	$4,793	0.00%	0.70%	1.80%	15.27%	16.56%
2011	317	$10.23	$16.59	$4,957	0.19%	0.70%	1.80%	–2.11%	–1.02%
MFS Growth Series SC
2015	2,820	$16.38	$28.78	$58,065	0.00%	0.60%	1.80%	5.37%	6.66%
2014	7,240	$15.54	$27.16	$130,103	0.00%	0.60%	1.80%	6.73%	8.03%
2013	6,350	$14.55	$25.30	$107,814	0.13%	0.60%	1.80%	34.04%	35.68%
2012	3,971	$10.85	$18.77	$52,121	0.00%	0.60%	1.80%	14.97%	16.37%
2011	1,117	$9.43	$16.24	$15,716	0.02%	0.60%	1.80%	–2.34%	–1.15%
MFS Investors Growth Stock IC(d)
2015	—	N/A	N/A	$—	1.58%	N/A	N/A	N/A	N/A
2014	215	$10.53	$12.38	$2,420	0.52%	0.70%	1.80%	9.45%	10.67%
2013	253	$9.62	$11.18	$2,590	0.61%	0.70%	1.80%	27.95%	29.38%
2012	311	$7.52	$8.64	$2,473	0.44%	0.70%	1.80%	14.87%	16.15%
2011	317	$10.23	$16.59	$4,957	0.19%	0.70%	1.80%	–2.11%	–1.02%
MFS Investors Growth Stock SC(e)
2015	—	N/A	N/A	$—	1.01%	N/A	N/A	N/A	N/A
2014	5,398	$10.23	$24.62	$68,200	0.29%	0.60%	1.80%	9.12%	10.45%
2013	6,217	$9.37	$22.33	$70,891	0.42%	0.60%	1.80%	27.72%	29.27%
2012	7,067	$7.34	$17.31	$62,304	0.22%	0.60%	1.80%	14.58%	15.98%
2011	7,725	$6.40	$14.96	$58,494	0.26%	0.60%	1.80%	–1.43%	–0.23%
MFS Investors Trust IC
2015	361	$17.35	$23.07	$7,853	0.91%	0.70%	1.80%	–1.58%	–0.48%
2014	408	$17.50	$22.31	$8,995	0.92%	0.70%	1.80%	9.01%	10.23%
2013	474	$15.94	$21.26	$9,554	1.08%	0.70%	1.80%	29.68%	31.13%
2012	570	$12.21	$16.31	$8,814	0.87%	0.70%	1.80%	17.04%	18.35%
2011	683	$10.36	$13.86	$8,958	0.90%	0.70%	1.80%	–3.94%	–2.86%
MFS Investors Trust SC
2015	3,743	$15.01	$23.28	$70,030	0.81%	0.60%	1.80%	–1.84%	–0.65%
2014	10,844	$15.28	$23.48	$191,030	0.80%	0.60%	1.80%	8.72%	10.05%
2013	10,053	$14.05	$21.38	$163,257	1.03%	0.60%	1.80%	29.37%	30.95%
2012	6,817	$10.86	$16.36	$88,846	0.77%	0.60%	1.80%	16.69%	18.12%
2011	2,944	$9.30	$13.88	$36,771	0.84%	0.60%	1.80%	–4.17%	–3.00%
MFS New Discovery IC
2015	65	$26.80	$35.03	$2,152	0.00%	0.70%	1.80%	–3.65%	–2.57%
2014	76	$27.62	$36.15	$2,594	0.00%	0.70%	1.80%	–8.93%	–7.91%
2013	99	$30.11	$39.47	$3,700	0.00%	0.70%	1.80%	38.98%	40.53%
2012	104	$21.51	$28.24	$2,777	0.00%	0.70%	1.80%	19.04%	20.37%
2011	132	$17.94	$23.59	$2,938	0.00%	0.70%	1.80%	–11.88%	–10.89%

FSA-74

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
MFS New Discovery SC
2015	2,943	$12.09	$33.92	$73,525	0.00%	0.60%	1.80%	–3.90%	–2.73%
2014	3,853	$12.57	$35.11	$94,951	0.00%	0.60%	1.80%	–9.16%	–8.05%
2013	7,089	$13.83	$38.43	$158,400	0.00%	0.60%	1.80%	38.68%	40.37%
2012	5,712	$9.97	$27.56	$102,423	0.00%	0.60%	1.80%	18.72%	20.17%
2011	3,072	$8.39	$23.08	$59,039	0.00%	0.60%	1.80%	–12.10%	–11.03%
MFS Research IC
2015	293	$18.92	$24.21	$6,708	0.74%	0.70%	1.80%	–1.01%	0.10%
2014	328	$18.93	$24.32	$7,558	0.81%	0.70%	1.80%	8.22%	9.43%
2013	367	$16.77	$22.35	$7,811	0.33%	0.70%	1.80%	29.91%	31.36%
2012	426	$12.82	$17.11	$6,955	0.80%	0.70%	1.80%	15.16%	16.45%
2011	530	$11.05	$14.77	$7,498	0.85%	0.70%	1.80%	–2.24%	–1.15%
MFS Research SC
2015	222	$15.08	$24.66	$4,475	0.50%	0.60%	1.75%	–1.23%	–0.07%
2014	399	$15.27	$24.73	$7,680	0.58%	0.60%	1.75%	8.01%	9.28%
2013	393	$14.14	$22.68	$7,010	0.30%	0.60%	1.75%	29.69%	31.21%
2012	350	$10.90	$17.32	$4,996	0.62%	0.60%	1.75%	14.86%	16.20%
2011	252	$9.49	$14.93	$3,279	0.66%	0.60%	1.75%	–2.37%	–1.28%
MFS Total Return IC
2015	1,067	$21.33	$25.75	$25,781	2.60%	0.70%	1.80%	–2.16%	–1.07%
2014	1,212	$21.64	$26.18	$29,780	1.84%	0.70%	1.80%	6.55%	7.74%
2013	1,463	$20.17	$24.43	$33,548	1.75%	0.70%	1.80%	16.91%	18.21%
2012	1,726	$17.31	$20.78	$33,710	2.71%	0.70%	1.80%	9.25%	10.48%
2011	2,112	$15.57	$18.92	$37,517	2.53%	0.70%	1.80%	–0.05%	1.06%
MFS Total Return SC
2015	3,476	$12.91	$24.96	$67,343	2.44%	0.60%	1.80%	–2.37%	–1.18%
2014	5,578	$13.22	$25.42	$102,488	1.69%	0.60%	1.80%	6.29%	7.59%
2013	5,936	$12.43	$23.78	$104,046	1.66%	0.60%	1.80%	16.60%	18.03%
2012	5,764	$10.65	$20.28	$89,702	2.54%	0.60%	1.80%	8.94%	10.27%
2011	5,387	$9.78	$18.51	$80,275	2.40%	0.60%	1.80%	–0.24%	0.98%
MFS Utilities IC
2015	99	$29.72	$32.51	$3,118	4.19%	0.70%	1.65%	–15.93%	–15.12%
2014	137	$35.15	$38.51	$5,090	2.09%	0.70%	1.65%	10.88%	11.94%
2013	153	$31.53	$34.59	$5,123	2.26%	0.70%	1.80%	18.35%	19.67%
2012	182	$26.45	$29.07	$5,131	6.51%	0.70%	1.80%	11.44%	12.69%
2011	232	$23.57	$25.94	$5,840	3.20%	0.70%	1.80%	4.87%	6.04%
MFS Utilities SC
2015	1,694	$11.69	$31.48	$35,747	2.86%	0.60%	1.75%	–16.25%	–15.27%
2014	3,801	$13.96	$37.40	$78,284	1.92%	0.60%	1.80%	10.44%	11.79%
2013	4,035	$12.64	$33.67	$75,165	2.21%	0.60%	1.80%	18.05%	19.49%
2012	3,099	$10.70	$28.36	$57,793	6.67%	0.60%	1.80%	11.17%	12.53%
2011	1,662	$9.62	$25.37	$34,035	3.16%	0.60%	1.80%	4.60%	5.87%
MFS VIT Total Return Bond SC(b)
2015	50,020	$10.52	$12.27	$567,063	3.28%	0.60%	1.75%	–2.32%	–1.18%
2014	64,834	$10.77	$12.42	$741,457	2.76%	0.60%	1.75%	3.77%	4.99%
2013	58,361	$10.38	$11.83	$642,579	1.16%	0.60%	1.75%	–3.01%	–1.88%
2012	41,750	$10.71	$12.05	$477,297	2.76%	0.60%	1.75%	5.18%	6.41%
2011	24,788	$10.10	$11.33	$275,699	2.88%	0.60%	1.75%	4.68%	5.84%
MFS VIT Value SC
2015	13,576	$15.33	$19.14	$241,370	2.28%	0.60%	1.75%	–2.67%	–1.53%
2014	29,436	$15.75	$19.44	$516,769	1.37%	0.60%	1.75%	8.28%	9.54%
2013	29,190	$14.54	$17.75	$471,818	1.03%	0.60%	1.75%	33.23%	34.78%
2012	24,538	$10.92	$13.17	$300,401	1.48%	0.60%	1.75%	13.85%	15.19%
2011	14,747	$9.59	$11.43	$162,861	1.41%	0.60%	1.75%	–2.15%	–1.06%

FSA-75

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
MFS VIT II Emerging Markets Equity SC
2015	72	$7.29	$7.68	$537	0.58%	0.90%	1.65%	–14.52%	–13.87%
2014	143	$8.53	$8.92	$1,241	0.65%	0.90%	1.65%	–8.52%	–7.82%
2013	476	$9.31	$9.45	$4,467	1.61%	0.90%	1.75%	–7.06%	–6.25%
2012	236	$10.02	$10.08	$2,369	0.55%	0.90%	1.75%	2.95%	2.95%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value SC
2015	2,166	$11.05	$14.10	$30,515	2.73%	0.90%	1.30%	4.94%	5.36%
2014	6,677	$10.50	$13.38	$89,173	2.05%	0.90%	1.75%	–0.63%	0.22%
2013	6,572	$13.16	$13.35	$87,721	1.53%	0.90%	1.75%	25.41%	26.49%
2012	2,855	$10.49	$10.56	$30,141	0.82%	0.90%	1.75%	5.91%	5.91%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II MA Investors Growth Stock IC(f)
2015	202	$9.82	$9.90	$1,987	1.08%	0.70%	1.80%	–3.72%	–2.91%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II MA Investors Growth Stock SC(f)
2015	5,131	$9.80	$9.90	$50,659	1.07%	0.60%	1.80%	–3.95	–3.06
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Capital Appreciation Fund/VA
2015	343	$18.59	$27.31	$8,632	0.09%	0.70%	1.80%	1.68%	2.82%
2014	397	$18.16	$26.71	$9,817	0.44%	0.70%	1.80%	13.33%	14.60%
2013	464	$15.91	$23.44	$10,032	0.99%	0.70%	1.80%	27.41%	28.83%
2012	542	$12.40	$18.29	$9,139	0.66%	0.70%	1.80%	12.06%	13.32%
2011	675	$10.98	$16.23	$10,037	0.38%	0.70%	1.80%	–2.92%	–1.84%
Oppenheimer Capital Appreciation Fund/VA SC
2015	3,174	$15.27	$26.47	$58,337	0.00%	0.60%	1.80%	1.41%	2.65%
2014	2,119	$15.05	$25.96	$40,005	0.18%	0.60%	1.80%	13.06%	14.44%
2013	2,395	$13.30	$22.83	$39,883	0.75%	0.60%	1.80%	27.10%	28.65%
2012	2,598	$10.46	$17.86	$33,999	0.39%	0.60%	1.80%	11.76%	13.12%
2011	2,762	$9.37	$15.90	$32,178	0.11%	0.60%	1.80%	–3.14%	–1.96%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2015	127	$16.14	$22.79	$2,782	0.00%	0.70%	1.80%	4.69%	5.86%
2014	139	$15.27	$21.65	$2,907	0.00%	0.70%	1.80%	3.88%	5.04%
2013	167	$14.56	$20.72	$3,343	0.01%	0.70%	1.80%	33.54%	35.03%
2012	190	$10.80	$15.43	$2,831	0.00%	0.70%	1.80%	14.35%	15.63%
2011	221	$9.35	$13.42	$2,878	0.00%	0.70%	1.80%	–0.72%	0.39%
Oppenheimer Discovery Mid Cap Growth Fund/VA SC
2015	46	$15.05	$28.35	$919	0.00%	0.60%	1.80%	4.44%	5.71%
2014	54	$14.31	$26.87	$1,012	0.00%	0.60%	1.80%	3.63%	4.89%
2013	57	$13.71	$25.67	$1,024	0.00%	0.60%	1.80%	33.19%	34.81%
2012	64	$10.22	$19.08	$876	0.00%	0.60%	1.80%	14.07%	15.47%
2011	79	$8.90	$16.56	$951	0.00%	0.60%	1.80%	–0.97%	0.23%

FSA-76

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Oppenheimer Global Fund/VA
2015	266	$29.25	$36.85	$9,090	1.33%	0.70%	1.80%	2.08%	3.22%
2014	306	$28.45	$35.90	$10,207	1.10%	0.70%	1.80%	0.45%	1.58%
2013	365	$28.12	$35.54	$12,082	1.36%	0.70%	1.80%	25.02%	26.42%
2012	435	$22.34	$28.27	$11,429	2.15%	0.70%	1.80%	19.08%	20.42%
2011	546	$18.62	$23.60	$11,939	1.29%	0.70%	1.80%	–9.94%	–8.93%
Oppenheimer Global Fund/VA SC
2015	10,419	$13.22	$35.75	$269,963	1.32%	0.60%	1.80%	1.81%	3.05%
2014	16,067	$12.98	$34.92	$362,251	0.88%	0.60%	1.80%	0.22%	1.44%
2013	17,940	$12.95	$34.65	$399,020	1.17%	0.60%	1.80%	24.71%	26.23%
2012	17,305	$10.38	$27.63	$325,895	1.92%	0.60%	1.80%	18.77%	20.22%
2011	11,057	$8.73	$23.13	$205,559	0.82%	0.60%	1.80%	%	%
Oppenheimer Global Strategic Income Fund/VA
2015	648	$19.25	$22.29	$13,319	5.98%	0.70%	1.80%	–4.02%	–2.94%
2014	752	$20.06	$22.96	$16,068	4.25%	0.70%	1.80%	0.99%	2.12%
2013	863	$19.86	$22.49	$18,181	5.03%	0.70%	1.80%	–1.93%	–0.83%
2012	1,024	$20.25	$22.68	$21,907	5.82%	0.70%	1.80%	11.49%	12.74%
2011	1,198	$18.16	$20.11	$22,886	3.43%	0.70%	1.80%	–0.95%	0.15%
Oppenheimer Global Strategic Income Fund/VA SC
2015	26,621	$9.95	$21.56	$388,479	5.59%	0.60%	1.80%	–4.24%	–3.08%
2014	28,045	$10.38	$22.27	$425,726	3.91%	0.60%	1.80%	0.65%	1.88%
2013	27,993	$10.31	$21.88	$427,093	4.62%	0.60%	1.80%	–2.16%	–0.96%
2012	21,427	$10.53	$22.12	$354,421	5.56%	0.60%	1.80%	11.11%	12.47%
2011	14,618	$9.48	$19.68	$244,206	2.44%	0.60%	1.80%	–1.16%	0.05%
Oppenheimer Main Street Fund/VA
2015	519	$17.28	$22.69	$10,981	0.92%	0.70%	1.80%	1.47%	2.61%
2014	586	$16.91	$22.24	$12,203	0.84%	0.70%	1.80%	8.71%	9.93%
2013	680	$15.45	$20.34	$12,995	1.10%	0.70%	1.80%	29.41%	30.85%
2012	808	$11.85	$15.63	$11,887	0.95%	0.70%	1.80%	14.77%	16.05%
2011	974	$10.25	$13.55	$12,467	0.88%	0.70%	1.80%	–1.81%	–0.71%
Oppenheimer Main Street Fund/VA SC
2015	1,969	$15.82	$24.97	$35,737	0.48%	0.60%	1.80%	1.25%	2.49%
2014	1,047	$15.62	$24.41	$19,448	0.58%	0.60%	1.80%	8.42%	9.74%
2013	1,097	$14.40	$22.29	$18,944	0.87%	0.60%	1.80%	29.08%	30.65%
2012	934	$11.15	$17.10	$12,922	0.64%	0.60%	1.80%	14.51%	15.91%
2011	721	$9.75	$14.78	$9,079	0.52%	0.60%	1.80%	–2.10%	–0.91%
Oppenheimer Money Fund/VA
2015	443,743	$0.93	$10.96	$2,546,039	0.01%	0.60%	1.80%	–1.79%	–0.59%
2014	116,203	$0.94	$11.02	$447,994	0.01%	0.60%	1.80%	–1.79%	–0.59%
2013	64,777	$0.95	$11.09	$116,188	0.01%	0.60%	1.80%	–1.78%	–0.59%
2012	64,476	$0.96	$11.15	$97,588	0.01%	0.60%	1.80%	–1.79%	–0.59%
2011	57,856	$0.97	$11.22	$75,329	0.01%	0.60%	1.80%	–1.78%	–0.59%
PIMCO VIT All Asset Advisor
2015	76	$8.89	$9.56	$724	3.27%	0.90%	1.75%	–10.78%	–10.00%
2014	84	$10.37	$10.62	$887	3.44%	0.90%	1.75%	–1.30%	–0.45%
2013	606	$10.51	$10.67	$6,413	4.48%	0.90%	1.75%	–1.64%	–0.79%
2012	411	$10.68	$10.75	$4,400	7.58%	0.90%	1.75%	6.53%	6.53%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-77

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
PIMCO VIT Global Diversified Allocation Portfolio
2015	443	$10.17	$10.31	$4,544	3.42%	1.00%	1.75%	–7.21%	–6.50%
2014	118	$10.97	$11.06	$1,299	4.61%	1.30%	1.75%	3.81%	4.28%
2013	58	$10.57	$10.60	$615	5.42%	1.30%	1.75%	4.11%	4.43%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Long-Term US Government Advisor
2015	1,300	$11.31	$14.76	$16,833	1.96%	0.60%	1.75%	–3.21%	–2.08%
2014	1,050	$11.59	$15.11	$13,894	2.19%	0.60%	1.75%	21.73%	23.15%
2013	1,024	$9.44	$12.30	$11,064	2.29%	0.60%	1.75%	–14.56%	–13.56%
2012	981	$10.95	$14.27	$12,558	2.05%	0.60%	1.75%	2.50%	3.70%
2011	547	$10.59	$13.79	$7,144	2.54%	0.60%	1.75%	25.55%	26.94%
PIMCO VIT Low Duration Advisor
2015	8,535	$9.77	$11.02	$88,159	3.37%	0.60%	1.75%	–1.54%	–0.39%
2014	8,042	$9.92	$11.06	$83,935	1.03%	0.60%	1.75%	–1.01%	0.15%
2013	8,206	$10.02	$11.04	$86,219	1.33%	0.60%	1.75%	–1.98%	–0.83%
2012	6,399	$10.22	$11.14	$68,572	1.79%	0.60%	1.75%	3.89%	5.11%
2011	3,962	$9.84	$10.60	$41,152	1.56%	0.60%	1.75%	–0.70%	0.40%
PIMCO VIT Real Return Advisor
2015	36,629	$9.51	$11.62	$337,368	4.40%	0.60%	1.75%	–4.50%	–3.38%
2014	31,406	$9.96	$12.03	$336,945	1.32%	0.60%	1.75%	1.19%	2.37%
2013	29,995	$9.82	$11.75	$317,960	1.86%	0.60%	1.75%	–10.89%	–9.85%
2012	20,704	$10.92	$13.03	$249,987	0.93%	0.60%	1.75%	6.74%	7.99%
2011	11,142	$10.15	$12.07	$131,420	1.86%	0.60%	1.75%	9.67%	10.89%
PIMCO VIT Short-Term Advisor
2015	7,184	$9.65	$10.38	$71,672	0.80%	0.60%	1.75%	–0.76%	0.40%
2014	7,993	$9.72	$10.34	$79,774	0.60%	0.60%	1.75%	–1.15%	0.00%
2013	8,264	$9.83	$10.34	$82,907	0.65%	0.60%	1.75%	–1.29%	–0.14%
2012	4,719	$9.95	$10.36	$47,725	0.77%	0.60%	1.75%	0.88%	2.06%
2011	2,725	$9.86	$10.15	$27,210	0.85%	0.60%	1.75%	–1.29%	–0.19%
PIMCO VIT Total Return Advisor
2015	76,559	$10.37	$12.11	$861,569	5.01%	0.60%	1.75%	–1.41%	–0.25%
2014	73,680	$10.52	$12.14	$838,594	2.10%	0.60%	1.75%	2.35%	3.55%
2013	73,904	$10.28	$11.72	$818,498	2.12%	0.60%	1.75%	–3.77%	–2.65%
2012	60,040	$10.68	$12.04	$692,430	2.47%	0.60%	1.75%	7.57%	8.83%
2011	39,540	$9.93	$11.06	$429,278	2.55%	0.60%	1.75%	1.75%	2.88%
QS Legg Mason Dynamic Multi-Strategy VIT II
2015	3,427	$10.23	$11.56	$39,280	0.83%	1.00%	1.75%	–7.09%	–6.39%
2014	3,119	$10.92	$12.39	$38,387	1.33%	1.00%	1.75%	4.51%	5.31%
2013	2,604	$11.71	$11.80	$30,601	1.19%	1.30%	1.75%	16.06%	16.59%
2012	687	$10.09	$10.12	$6,939	3.90%	1.30%	1.75%	1.11%	1.42%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Royce Capital Fund Micro-Cap SC
2015	1,365	$8.65	$12.73	$15,408	0.00%	0.60%	1.75%	–14.14%	–13.14%
2014	1,367	$10.07	$14.65	$17,916	0.00%	0.60%	1.75%	–5.52%	–4.42%
2013	2,304	$10.66	$15.33	$29,991	0.37%	0.60%	1.75%	18.55%	19.93%
2012	1,920	$8.99	$12.74	$21,618	0.00%	0.60%	1.75%	5.57%	6.70%
2011	1,124	$8.52	$11.96	$12,807	3.55%	0.60%	1.75%	–13.74%	–12.78%
FSA-78

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Royce Capital Fund Small-Cap SC
2015	7,845	$11.95	$15.76	$110,724	0.30%	0.60%	1.75%	–13.51%	–12.50%
2014	12,633	$13.82	$18.02	$198,116	0.00%	0.60%	1.75%	1.13%	2.31%
2013	13,592	$13.66	$17.61	$209,486	1.05%	0.60%	1.75%	32.09%	33.63%
2012	11,286	$10.34	$13.18	$134,250	0.04%	0.60%	1.75%	10.25%	11.54%
2011	6,047	$9.38	$11.81	$68,884	0.42%	0.60%	1.75%	–5.19%	–4.13%
Rydex Commodities Strategy
2015	2	$4.19	$4.19	$8	0.00%	1.00%	1.00%	–34.46%	–34.46%
2014	1	$6.40	$6.40	$9	0.00%	1.00%	1.00%	–34.67%	–34.67%
2013	1	$9.79	$9.79	$7	0.00%	1.00%	1.00%	3.07%	3.07%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rydex Inverse Government Long Bond
2015	1	$7.45	$7.45	$6	0.00%	1.00%	1.00%	–2.20%	–2.20%
2014	1	$7.62	$7.62	$6	0.00%	1.00%	1.00%	–25.66%	–25.66%
2013	1	$10.25	$10.25	$7	0.00%	1.00%	1.00%	3.24%	3.24%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rydex Inverse S&P 500 Strategy
2015	—	N/A	N/A	$—	0.00%	N/A	N/A	N/A	N/A
2014	—	$7.79	$7.79	$—	0.00%	1.00%	1.00%	–15.31%	–15.31%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Developing Markets VIP CL 2
2015	212	$6.84	$7.11	$1,494	2.10%	0.90%	1.75%	–21.01%	–20.33%
2014	143	$8.66	$8.94	$1,265	2.19%	0.90%	1.75%	–9.99%	–9.22%
2013	434	$9.62	$9.85	$4,214	2.19%	0.90%	1.75%	–2.65%	–1.81%
2012	0	$0.00	$0.00	$0%		0.90%	1.75%	%	%
2011	0	$0.00	$0.00	$0%		0.90%	1.75%	%	%
Templeton Foreign VIP CL 2
2015	8,409	$9.53	$15.87	$98,221	3.71%	0.60%	1.75%	–8.13%	–7.05%
2014	8,483	$10.38	$17.11	$107,207	1.92%	0.60%	1.75%	–12.69%	–11.66%
2013	9,848	$11.89	$19.41	$140,153	2.38%	0.60%	1.75%	20.82%	22.23%
2012	0	$0.00	$0.00	$0%		0.60%	1.75%	%	%
2011	9,254	$8.47	$13.50	$93,795	1.70%	0.60%	1.75%	–12.15%	–11.17%
Templeton Global Bond VIP Fund CL 2
2015	28,607	$9.78	$16.66	$348,208	7.94%	0.60%	1.75%	–5.98%	–4.88%
2014	26,715	$10.41	$17.51	$347,037	5.09%	0.60%	1.75%	0.05%	1.22%
2013	23,923	$10.40	$17.30	$315,568	4.80%	0.60%	1.75%	–0.15%	1.02%
2012	0	$0.00	$0.00	$0%		0.60%	1.75%	%	%
2011	9,357	$9.21	$14.97	$130,435	5.43%	0.60%	1.75%	–2.55%	–1.46%
Templeton Growth VIP CL 2
2015	10,086	$10.93	$19.27	$125,430	2.91%	0.60%	1.75%	–8.12%	–7.05%
2014	10,521	$11.89	$20.78	$141,369	1.38%	0.60%	1.75%	–4.51%	–3.40%
2013	12,582	$12.44	$21.55	$176,917	2.69%	0.60%	1.75%	28.54%	30.04%
2012	0	$0.00	$0.00	$0%		0.60%	1.75%	%	%
2011	12,715	$8.12	$13.83	$115,070	1.30%	0.60%	1.75%	–8.55%	–7.53%
UIF Global Real Estate II
2015	678	$11.85	$23.28	$9,253	2.21%	0.60%	1.75%	–3.14%	–2.01%
2014	750	$12.24	$23.81	$10,471	6.74%	0.60%	1.75%	11.86%	13.17%
2013	828	$10.94	$21.08	$10,250	3.69%	0.60%	1.75%	0.84%	2.02%
2012	911	$10.85	$20.70	$11,067	0.55%	0.60%	1.75%	27.67%	29.16%
2011	751	$8.50	$16.06	$7,311	3.29%	0.60%	1.75%	–11.68%	–10.69%

FSA-79

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Van Eck Global Hard Asset
2015	7	$22.90	$25.01	$174	0.03%	1.25%	1.80%	–34.65%	–34.28%
2014	7	$35.05	$38.05	$241	0.09%	1.25%	1.80%	–20.56%	–20.11%
2013	7	$44.12	$47.63	$326	0.67%	1.25%	1.80%	8.55%	9.15%
2012	7	$40.64	$43.64	$310	0.60%	1.25%	1.80%	1.52%	2.09%
2011	7	$40.03	$42.74	$304	1.24%	1.25%	1.80%	–17.95%	–17.49%

*These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount if affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses addressed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)  Effective April 29, 2015, name changed from Goldman Sachs Global Markets Navigator SC.

(b)  Effective April 30, 2015, name changed from MFS VIT Research Bond SC.

(c)  For the period (commencement of operations): June 29, 2015 to December 31, 2015.

(d)  For the period (cessation of operations): January 1, 2015 to March 28, 2015, fund merged into MFS VIT II MA Investors Growth Stock IC.

(e)  For the period (cessation of operations): January 1, 2015 to March 28, 2015, fund merged into MFS VIT II MA Investors Growth Stock SC.

(f)  For the period (commencement of operations): March 28, 2015 to December 31, 2015.

FSA-80

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

7.  EXPENSES

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.	0.50% - 1.65%
Administrative Charge
An annual fee is assessed to reimburse Protective Life for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.	0.10% - 0.15%
Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.	$0 - $50
Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	0.00% - 8.50%
Transfer Fee Currently there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25
Deferred Sales Charge
This charge is assessed as a percentage of cumulative purchase payments and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The fees are deducted quarterly and assessed through redemption of units.	0.00% - 0.70%

FSA-81

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

7.  EXPENSES — (Continued)

Expense Type	Range
Optional Benefit Fee
Optional benefits may be elected by contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a "Benefit Base" basis, an "Asset Base" basis, a "Floored Asset Base" basis or a "Net Amount at Risk" basis.	0.10% - 2.20% on Benefit Base 0.15% - 0.45% on Asset Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk.

8.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from contract owners less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2015.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2015, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-82

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company

In our opinion, the consolidated balance sheet as of December 31, 2015 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the period February 1, 2015 to December 31, 2015 present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries (the "Company" or "Successor Company") at December 31, 2015, and the results of their operations and their cash flows for the period February 1, 2015 to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index as of December 31, 2015 and for the period from February 1, 2015 to December 31, 2015 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. The Company's management is responsible for these financial statements and financial statement schedules. Our responsibility is to express opinions on these financial statements and financial statement schedules based on our audit. We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company's parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply "pushdown" accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 18, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company

In our opinion, the accompanying consolidated balance sheet as of December 31, 2014 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the period from January 1, 2015 to January 31, 2015 and for each of two years in the period ended December 31, 2014 present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries (the "Company" or "Predecessor Company") at December 31, 2014, and the results of their operations and their cash flows for the period from January 1, 2015 to January 31, 2015 and for each of the two years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index as of December 31, 2014, for the period from January 1, 2015 to January 31, 2015 and for each of the two years in the period ended December 31, 2014, present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company's parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply the "pushdown" basis of accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 18, 2016

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Successor Company	Predecessor Company
	February 1, 2015 to December 31,	January 1, 2015 to January 31,	For The Year Ended December 31,
	2015	2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Revenues
Premiums and policy fees	$2,992,822	$260,582	$3,283,069	$2,967,322
Reinsurance ceded	(1,174,871)	(91,632)	(1,395,743)	(1,387,437)
Net of reinsurance ceded	1,817,951	168,950	1,887,326	1,579,885
Net investment income	1,532,796	164,605	2,098,013	1,836,188
Realized investment gains (losses):
Derivative financial instruments	58,436	22,031	(13,492)	82,161
All other investments	(166,935)	81,153	205,302	(121,537)
Other-than-temporary impairment losses	(28,659)	(636)	(2,589)	(10,941)
Portion recognized in other comprehensive income (before taxes)	1,666	155	(4,686)	(11,506)
Net impairment losses recognized in earnings	(26,993)	(481)	(7,275)	(22,447)
Other income	271,787	23,388	294,333	250,420
Total revenues	3,487,042	459,646	4,464,207	3,604,670
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (Successor 2015 — $1,022,638); (Predecessor 2015 — $87,830; 2014 — $1,223,804; 2013 — $1,207,781)	2,535,388	266,575	2,786,463	2,473,988
Amortization of deferred policy acquisition costs and value of business acquired	95,064	4,817	308,320	154,660
Other operating expenses, net of reinsurance ceded: (Successor 2015 — $196,383); (Predecessor 2015 — $17,700; 2014 — $199,824; 2013 — $199,079)	602,402	55,407	630,635	553,523
Total benefits and expenses	3,232,854	326,799	3,725,418	3,182,171
Income before income tax	254,188	132,847	738,789	422,499
Income tax (benefit) expense
Current	46,722	(47,384)	181,763	(18,298)
Deferred	27,769	91,709	65,075	149,195
Total income tax expense	74,491	44,325	246,838	130,897
Net income	$179,697	$88,522	$491,951	$291,602

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Successor Company	Predecessor Company
	February 1, 2015 to December 31,	January 1, 2015 to January 31,	For The Year Ended December 31,
	2015	2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Net income	$179,697	$88,522	$491,951	$291,602
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (Successor 2015 — $(680,274)); (Predecessor 2015 — $259,616; 2014 — $529,838; 2013 — $(673,302))	(1,263,367)	482,143	983,985	(1,250,416)
Reclassification adjustment for investment amounts included in net income, net of income tax: (Successor 2015 — $9,352); (Predecessor 2015 — $(2,244); 2014 — $(23,903); 2013 — $(15,396))	17,369	(4,166)	(44,391)	(28,594)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2015 — $(212)); (Predecessor 2015 — $(131); 2014 — $1,883; 2013 — $2,472)	(393)	(243)	3,498	4,591
Change in accumulated (loss) gain — derivatives, net of income tax: (Successor 2015 — $(45)); (Predecessor 2015 — $5; 2014 — $(1); 2013 — $395)	(86)	9	(2)	734
Reclassification adjustment for derivative amounts included in net income, net of income tax: (Successor 2015 — $45); (Predecessor 2015 — $13; 2014 — $622; 2013 — $822)	86	23	1,155	1,527
Total other comprehensive income (loss)	(1,246,391)	477,766	944,245	(1,272,158)
Total comprehensive income (loss)	$(1,066,694)	$566,288	$1,436,196	$(980,556)

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2015 Successor — $38,389,859; 2014 Predecessor — $33,716,848)	$35,507,098	$36,756,240
Fixed maturities, at amortized cost (fair value: 2015 Successor — $515,000; 2014 Predecessor — $485,422)	593,314	435,000
Equity securities, at fair value (cost: 2015 Successor — $693,147; 2014 Predecessor — $735,297)	699,925	756,790
Mortgage loans (related to securitizations: 2015 Successor — $359,181; 2014 Predecessor — $455,250)	5,662,812	5,133,780
Investment real estate, net of accumulated depreciation (2015 Successor — $133; 2014 Predecessor — $246)	11,118	5,918
Policy loans	1,699,508	1,758,237
Other long-term investments	594,036	491,282
Short-term investments	263,837	246,717
Total investments	45,031,648	45,583,964
Cash	212,358	268,286
Accrued investment income	472,694	474,095
Accounts and premiums receivable	54,054	81,137
Reinsurance receivables	5,307,556	5,907,662
Deferred policy acquisition costs and value of business acquired	1,562,373	3,155,046
Goodwill	732,443	77,577
Other intangibles, net of accumulated depreciation (2015 Successor — $37,869)	645,131	—
Property and equipment, net of accumulated depreciation (2015 Successor — $7,908; 2014 Predecessor — $116,688)	101,600	51,760
Other assets	255,283	398,574
Income tax receivable	—	1,648
Assets related to separate accounts
Variable annuity	12,829,188	13,157,429
Variable universal life	827,610	834,940
Total assets	$68,031,938	$69,992,118
Liabilities
Future policy benefits and claims	$29,703,190	$29,944,477
Unearned premiums	651,205	1,515,001
Total policy liabilities and accruals	30,354,395	31,459,478
Stable value product account balances	2,131,822	1,959,488
Annuity account balances	10,719,862	10,950,729
Other policyholders' funds	1,069,572	1,430,325
Other liabilities	1,230,500	1,178,962
Income tax payable	76,584	—
Deferred income taxes	1,215,180	1,611,864
Non-recourse funding obligations	1,951,563	1,527,752
Repurchase program borrowings	438,185	50,000
Liabilities related to separate accounts
Variable annuity	12,829,188	13,157,429
Variable universal life	827,610	834,940
Total liabilities	62,844,461	64,160,967
Commitments and contingencies — Note 13
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock; $1 par value, shares authorized and issued: 2015 and 2014 — 5,000,000	5,000	5,000
Additional paid-in-capital	6,274,169	1,437,787
Retained earnings	154,697	2,905,151
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2015 Successor — $(670,922); 2014 Predecessor — $796,488)	(1,245,998)	1,479,192
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2015 Successor — $(212); 2014 Predecessor — $2,208)	(393)	4,101
Accumulated loss — derivatives, net of income tax: (2015 Successor — $0; 2014 Predecessor — $(45))	—	(82)
Total shareowner's equity	5,187,477	5,831,151
Total liabilities and shareowner's equity	$68,031,938	$69,992,118

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Predecessor Company
Balance, December 31, 2012	$2	$5,000	$1,363,258	$2,507,829	$1,811,124	$5,687,213
Net income for 2013				291,602		291,602
Other comprehensive loss					(1,272,158)	(1,272,158)
Comprehensive loss for 2013						(980,556)
Capital contributions			70,000			70,000
Dividends paid to the parent company				(86,231)		(86,231)
Balance, December 31, 2013	$2	$5,000	$1,433,258	$2,713,200	$538,966	$4,690,426
Net income for 2014				491,951		491,951
Other comprehensive income					944,245	944,245
Comprehensive income for 2014						1,436,196
Capital contributions			4,529			4,529
Dividends paid to the parent company				(300,000)		(300,000)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151
Net income for the period of January 1, 2015 to January 31, 2015				88,522		88,522
Other comprehensive income					477,766	477,766
Comprehensive income for the period of January 1, 2015 to January 31, 2015						566,288
Balance, January 31, 2015	$2	$5,000	$1,437,787	$2,993,673	$1,960,977	$6,397,439
	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Successor Company
Balance, February 1, 2015	$2	$5,000	$6,504,211	$—	$—	$6,509,213
Net income for the period of February 1, 2015 to December 31, 2015				179,697		179,697
Other comprehensive loss					(1,246,391)	(1,246,391)
Comprehensive loss for the period of February 1, 2015 to December 31, 2015						(1,066,694)
Dividends paid to the parent company				(25,000)		(25,000)
Return of capital			(230,042)			(230,042)
Balance, December 31, 2015	$2	$5,000	$6,274,169	$154,697	$(1,246,391)	$5,187,477

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor Company	Predecessor Company
	February 1, 2015 to December 31,	January 1, 2015 to January 31,	For The Year Ended December 31,
	2015	2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Cash flows from operating activities
Net income	$179,697	$88,522	$491,951	$291,602
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	135,492	(102,703)	(184,535)	61,823
Amortization of deferred policy acquisition costs and value of business acquired	95,064	4,817	308,320	154,660
Capitalization of deferred policy acquisition costs	(300,190)	(22,799)	(293,612)	(345,885)
Depreciation expense	45,829	796	7,401	6,595
Deferred income tax	27,769	91,709	65,075	149,195
Accrued income tax	126,701	(48,469)	10,751	70,749
Interest credited to universal life and investment products	682,836	79,088	824,418	875,180
Policy fees assessed on universal life and investment products	(1,056,092)	(90,288)	(1,038,180)	(894,176)
Change in reinsurance receivables	231,081	(98,148)	100,348	97,523
Change in accrued investment income and other receivables	25,259	(1,285)	14,332	(34,551)
Change in policy liabilities and other policyholders' funds of traditional life and health products	(176,920)	176,119	92,823	95,421
Trading securities:
Maturities and principal reductions of investments	114,501	17,946	114,793	179,180
Sale of investments	135,465	26,422	353,250	256,938
Cost of investments acquired	(220,094)	(27,289)	(320,928)	(380,836)
Other net change in trading securities	73,376	(26,901)	(69,641)	38,999
Amortization of premiums and accretion of discounts on investments and mortgage loans	373,362	3,420	52,770	(4,922)
Change in other liabilities	6,336	211,031	197,442	(78,240)
Other income — gains on repurchase of non-recourse funding obligations	—	—	(7,393)	(15,379)
Other, net	(46,128)	(133,928)	(75,731)	18,601
Net cash provided by operating activities	453,344	148,060	643,654	542,477
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,052,198	59,028	1,198,690	1,094,862
Sale of investments, available-for-sale	1,334,251	200,716	2,273,909	3,241,559
Cost of investments acquired, available-for-sale	(3,496,997)	(150,030)	(3,602,600)	(5,079,971)
Change in investments, held-to-maturity	(65,000)	—	(70,000)	(65,000)
Mortgage loans:
New lendings	(1,466,020)	(100,530)	(925,910)	(583,697)
Repayments	1,306,034	45,741	1,285,489	861,562
Change in investment real estate, net	(3,662)	7	13,032	(10,356)
Change in policy loans, net	52,364	6,365	57,507	17,181
Change in other long-term investments, net	(73,948)	(25,372)	(87,522)	(231,653)
Change in short-term investments, net	(11,271)	(39,312)	(71,015)	147,477
Net unsettled security transactions	(64,615)	37,510	30,212	7,373
Purchase of property and equipment	(6,823)	(648)	(8,088)	(10,275)
Payments for business acquisitions, net of cash acquired	—	—	(906)	(471,714)
Net cash (used in) provided by investing activities	(1,443,489)	33,475	92,798	(1,082,652)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	65,000	—	32,348	46,000
Repurchase program borrowings	388,185	—	(300,000)	200,000
Capital contributions from PLC	—	—	4,529	70,000
Dividends/Return of capital to the parent company	(255,042)	—	(300,000)	(44,963)
Investment product deposits and change in universal life deposits	3,064,373	169,233	2,576,727	3,219,561
Investment product withdrawals	(2,438,916)	(240,147)	(2,827,305)	(2,874,426)
Other financing activities, net	—	(4)	(44)	—
Net cash provided by (used in) financing activities	823,600	(70,918)	(813,745)	616,172
Change in cash	(166,545)	110,617	(77,293)	75,997
Cash at beginning of period	378,903	268,286	345,579	269,582
Cash at end of period	$212,358	$378,903	$268,286	$345,579

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan ("Dai-ichi Life"), when DL Investment (Delaware), Inc., a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the "Merger"). Prior to February 1, 2015, and for the periods reported as "predecessor", PLC's stock was publicly traded on the New York Stock Exchange. Subsequent to the Merger date, the Company remains an SEC registrant within the United States.

The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies.

The Merger was accounted for by PLC under the acquisition method of accounting under ASC Topic 805 Business Combinations. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. PLC elected to apply "pushdown" accounting by applying the guidance allowed by ASC Topic 805, Business Combinations, including the initial recognition of most of PLC's assets and liabilities at fair value as of the acquisition date, and similarly recognizing goodwill calculated based on the terms of the transaction and the fair value of the new basis of net assets of PLC. The new basis of accounting will be the basis of the accounting records in the preparation of future financial statements and related disclosures after the Merger date. Goodwill of $735.7 million was recorded as of the acquisition date which represents the cost in excess of the fair value of net assets acquired (including identifiable intangibles) in the Merger, and reflects the Company's assembled workforce, future growth potential and other sources of value not associated with identifiable assets. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2015 (Successor Company) is $732.4 million.

The Merger was accounted for by the Company in a manner consistent with that utilized by PLC. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. In conjunction with PLC's and the Company's election to apply "pushdown" accounting to reflect the impact of the transaction and the new basis of net assets recorded as of February 1, 2015, the entire amount of goodwill and other identifiable intangible assets recognized by PLC were allocated to the Company. This was supported by the fact that the Company is the primary operating subsidiary of PLC and the workforce, distribution and sales organization, current and future policy and portfolio cash flows, and other items for which the transaction was primarily based are consistent between PLC and the Company. As such, the entire balance of goodwill is included in the new basis of net assets of the Company. The new basis of accounting will be the basis of the accounting records in the preparation of future financial statements and related disclosures after the Merger date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION — (Continued)

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 21, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank. Such negative balances are included in other liabilities and were $70.3 million as of December 31, 2015 (Successor Company) and was immaterial as of December 31, 2014 (Predecessor Company), respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 8%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the Merger, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance policies and investment contracts as of the date of the Merger. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from the Company's insurance policies and investment contracts in-force on the date of the Merger. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins ("EGMs") for participating traditional life products within the MONY Life Insurance Company ("MONY") block. For interest sensitive products, the Company uses various amortization bases including expected gross profits ("EGPs"), revenues, or insurance in-force. VOBA is subject to annual recoverability testing.

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, and technology. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable.

Property and Equipment

In conjunction with the Merger, property and equipment was recorded at fair value as of the Merger date and will be depreciated from this basis in future periods based on the respective estimated useful lives. Real estate assets were recorded at appraised values as of the acquisition date. The Company has estimated the remaining useful life of the home office building to be 25 years. Land is not depreciated.

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and equipment consisted of the following:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Home office building	$90,617	$75,109
Data processing equipment	14,607	40,568
Other, principally furniture and equipment	4,284	52,771
	109,508	168,448
Accumulated depreciation	(7,908)	(116,688)
Total property and equipment	$101,600	$51,760

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. During 2015, the Company terminated its funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") and, on October 2, 2015, established an unregistered funding agreement-backed notes program.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had $400.7 million and $39.8 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

As of December 31, 2015 (Successor Company), future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2016	$534.7
2017-2018	1,068.1
2019-2020	451.2
Thereafter	62.3

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments". For additional information, see Note 23, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Guaranteed Minimum Withdrawal Benefits

The Company also establishes reserves for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity ("VA") products. The GMWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current implied volatilities for the equity indices. The fair value of the GMWB is impacted by equity market conditions and can result in the GMWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GMWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GMWB embedded derivative liability. The methods used to estimate the embedded derivatives employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. In conjunction with the Merger, the Company updated the fair value of the GMWB reserves to reflect current assumptions as of February 1, 2015 (Successor Company). As a result of the application of ASC Topic 805, the Company reset the hedge premium rates utilized in the valuation for all policies to be equal to the present value of future claims with the reset hedge premium rates being capped at the actual charges to the policyholder. This update resulted in a decrease in the net liability of approximately $69.4 million on the Merger date. The Company reinsures certain risks associated with the GMWB to Shades Creek Captive Insurance ("Shades Creek"), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2015 (Successor Company), the Company's net GMWB liability held, including the impact of reinsurance, was $18.5 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If it is determined that it is more likely than not that impairment exists, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

(which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

On the date of the Merger, goodwill of $735.7 million was recognized as the excess of the purchase consideration over the fair value of identifiable assets acquired and liabilities assumed. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2015 (Successor Company) is $732.4 million. The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company's reporting units below its carrying amount. During the fourth quarter of 2015, the Company performed its annual evaluation of goodwill based on information as of September 30, 2015 (Successor Company) and determined that no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to September 30, 2015 that would impact the Company's conclusion and no such events were identified. As of December 31, 2015 (Successor Company), the Company had goodwill of $732.4 million.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. In general, income tax provisions are based on the income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to net unrealized gains (losses), deferred policy acquisition costs and value of business acquired, and future policy benefits and claims.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company's investment in a VIE refer to Note 6, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values were computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2015 (Successor Company), range from approximately 2.8% to 4.5%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	Successor Company	Predecessor Company
	As of December 31,	As of January 31,	As of December 31,
	2015	2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Balance beginning of year	$403,009	$419,401	$334,450	$326,633
Less: reinsurance	149,618	163,671	117,502	155,341
Net balance beginning of year	253,391	255,730	216,948	171,292
Incurred related to:
Current year	973,175	97,573	1,075,005	698,028
Prior year	95,977	9,360	102,936	68,396
Total incurred	1,069,152	106,933	1,177,941	766,424
Paid related to:
Current year	939,824	98,281	1,017,193	682,877
Prior year	111,222	10,991	121,966	85,146
Total paid	1,051,046	109,272	1,139,159	768,023
Other changes:
Acquisition and reserve transfers(1)	—	—	—	47,255
Net balance end of year	271,497	253,391	255,730	216,948
Add: reinsurance	112,537	149,618	163,671	117,502
Balance end of year	$384,034	$403,009	$419,401	$334,450

(1)  This amount represents the net liability, before reinsurance, for unpaid claims as of December 31, 2013 (Predecessor Company) for MONY Life Insurance Company. The claims activity from the acquisition date of October 1, 2013 through December 31, 2013 (Predecessor Company) for MONY Life Insurance Company is not reflected in this chart.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.2% to 9.8% in 2015.

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

"Codification") Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 22, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these FIA products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 22, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these IUL products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 22, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience. Future declines in the equity market would increase the Company's GMDB liability.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB, as of December 31, 2015 (Successor Company), are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2015 (Successor Company), the GMDB reserve, including the impact of reinsurance, was $29.9 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP"). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services — Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's fixed universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance Topic.

Reinsurance Allowances — Long-Duration Contracts — Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its "cost of reinsurance" to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services — Insurance Topic, "The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized." The Company's policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

recognized. For the Company's long-duration contracts, it is the Company's practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company's practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet. The reinsurance receivables were recorded in the balance sheet using current accounting policies and the most current assumptions as of the Merger date. As of the Merger date, the Company also calculated the ceded VOBA associated with the reinsured policies. The reinsurance receivables combined with the associated ceded VOBA represent the fair value of the reinsurance assets. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

Accounting Standards Update ("ASU") No. 2014-08 — Reporting Discontinued Operations and Disclosure of Disposals of Components of an Entity. This Update changes the requirements for reporting discontinued operations and related disclosures. The Update limits the definition of a discontinued operation to disposals that represent "strategic shifts" that will have a major effect on an entity's operation and financial results. Additionally, the Update requires enhanced disclosures about the components of discontinued operations and the financial effects of the disposal. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2014. The Company has reviewed the additional disclosures required by the Update, and will apply the revised guidance to any disposals occurring after the effective date.

ASU No. 2014-11 — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. This Update changes the requirements for classification of certain repurchase agreements, and will expand the use of secured borrowing accounting for repurchase-to-maturity transactions. In addition, the Update requires additional disclosures for repurchase agreements accounted for both as sales and as secured borrowings. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2014. The Update did not impact the Company's financial position or results of operations. The Company has updated its policies and processes to ensure compliance with the additional disclosure requirements in this Update.

ASU No. 2014-17 — Business Combinations (Topic 805). This Update relates to "pushdown accounting", which refers to pushing down the acquirer's accounting and reporting basis (which is recognized in conjunction with its accounting for a business combination) to the acquiree's standalone

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

financial statements. The new guidance makes pushdown accounting optional for an acquiree that is a business or nonprofit activity when there is a change-in-control event (e.g., the acquirer in a business combination obtains control over the acquiree). In addition, the staff of the SEC released Staff Accounting Bulletin ("SAB") No. 115, which rescinds SAB Topic 5J, "New Basis of Accounting Required in Certain Circumstances" (the SEC staff's pre-existing guidance on pushdown accounting) and conforms SEC guidance on pushdown accounting to the FASB's new guidance. Revised SEC guidance was codified in ASU No. 2015-08, issued in May 2015. The new pushdown accounting guidance became effective upon its issuance on November 18, 2014. Although now optional, the Company has applied pushdown accounting to its standalone financial statements effective with the Company becoming a wholly owned subsidiary of Dai-ichi Life on February 1, 2015. The presentation within this report for predecessor and successor periods is consistent with this Update.

ASU No. 2015-16 — Business Combinations (Topic 805) — Simplifying the Accounting for Measurement-Period Adjustments. This Update provides that an acquirer must recognize adjustments to provisional amounts that are identified during the measurement period following a business combination in the reporting period in which the adjustment amounts are determined. This Update is effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years. The amendments in the Update are to be applied prospectively for adjustments that occur after the effective date, with early adoption permitted for financial statements that have not been issued. The Company elected early adoption of the revised guidance in this Update by way of a change in accounting principle in the fourth quarter of 2015. The Company made adjustments to provisional amounts recorded as part of the Dai-ichi Merger which resulted in a decrease to goodwill of $3.3 million. See Note 9, Goodwill for more details on the measurement period adjustment.

Accounting Pronouncements Not Yet Adopted

ASU No. 2014-09 — Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update was originally effective for annual and interim periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU No. 2015-14 — Revenues from Contracts with Customers: Deferral of the Effective Date, to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2017. Early adoption will be allowed, but not before the original effective date. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption. The Company is currently assessing the impact this standard will have on its non-insurance operations.

ASU No. 2014-15 — Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. This Update will require management to assess an entity's ability to continue as a going concern, and will require footnote disclosures in certain circumstances. Under the updated guidance, management should consider relevant conditions and evaluate whether it is probable that the entity will be unable to meet its obligations within one year after the issuance date of the financial statements. The Update is

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

effective for annual periods ending December 31, 2016 and for annual and interim periods thereafter, with early adoption permitted. The amendments in this Update will not impact the Company's financial position or results of operations. However, the new guidance will require a formal assessment of going concern by management based on criteria prescribed in the new guidance. The Company is reviewing its policies and processes to ensure compliance with the new guidance.

ASU No. 2015-02 — Consolidation — Amendments to the Consolidation Analysis. This Update makes several targeted changes to generally accepted accounting principles, including a) eliminating the presumption that a general partner should consolidate a limited partnership and b) eliminating the consolidation model specific to limited partnerships. The amendments also clarify when fees and related party relationships should be considered in the consolidation of variable interest entities. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2015. The Company is prepared to comply with the revised guidance and does not expect a material financial or operational impact upon adoption.

ASU No. 2015-03 — Interest — Imputation of Interest. The objective of this Update is to eliminate diversity in practice related to the presentation of debt issuance costs. The amendments in this Update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this Update. The Update is effective for fiscal years beginning after December 15, 2015, and requires revised presentation of debt issuance costs in all periods presented in the financial statements. The Company is prepared to comply with the revised guidance and does not believe it will materially impact the presentation of the Company's financial position.

ASU No. 2015-05 — Intangibles — Goodwill and Other — Internal-Use Software. The amendments in this Update provide guidance to customers about whether a cloud computing arrangement includes a software license. If a cloud computing arrangement includes a software license, then the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. The guidance will not change GAAP for a customer's accounting for service contracts. The Update is effective for annual and interim periods beginning after December 15, 2015. The Company is prepared to comply with the revised guidance and does not believe it will materially impact the presentation of the Company's financial position.

ASU No. 2015-09 — Financial Services — Insurance (Topic 944): Disclosures about Short-Duration Contracts. The amendments in this Update require additional disclosures for short-duration contracts issued by insurance entities. The additional disclosures focus on the liability for unpaid claims and claim adjustment expenses and include incurred and paid claims development information by accident year in tabular form, along with a reconciliation of this information to the statement of financial position. For accident years included in the development tables, the amendments also require disclosure of the total incurred-but-not-reported liabilities and expected development on reported claims, along with claims frequency information unless impracticable. Finally, the amendments require disclosure of the historical average annual percentage payout of incurred claims. With the exception of the current reporting period, claims development information may be presented as supplementary information. The Update is effective for annual periods beginning after December 15, 2015 and interim

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

periods beginning after December 15, 2016. The Company is reviewing its products to determine the applicability and potential impact of the new disclosures.

ASU No. 2015-12 — Plan Accounting — (Topics 960, 962 and 965). This Update is a three-part standard that provides guidance on certain aspects of the accounting related to employee benefit plans. Part I requires an employee benefit plan to use contract value as the only measurement amount for fully-benefit responsive investment contracts. Part II simplifies and increases the effectiveness of plan investment disclosure requirements for employee benefit plans by eliminating certain disclosures related to individual investments over 5 percent and by eliminating the need to disaggregate investments in multiple ways. Part III provides a measurement-date practical expedient for plan investments when the fiscal year-end of a plan does not coincide with a month-end. The guidance is effective for fiscal years beginning after December 15, 2015 for all three parts and early adoption is permitted. For parts I and II, amendments should be applied retrospectively to all financial statements presented, while part III should be applied prospectively. The Company is reviewing its policies and procedures to ensure compliance with the revised guidance.

ASU No. 2015-15 — Interest — Imputation of Interest — Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. The objective of this Update is to clarify the SEC Staff's position on presenting and measuring debt issuance costs incurred in connection with line-of-credit arrangements given the lack of guidance on the topic in ASU No. 2015-03. This Update reflects the SEC Staff's decision to not object when an entity defers and presents debt issuance costs as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement. The Company is prepared to comply with the revised guidance.

ASU No. 2016-01 — Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2017. The Company is reviewing its policies and processes to ensure compliance with the revised guidance.

ASU No. 2016-02 — Leases. This Update will amend the accounting model used by lessees, requiring all leases with terms greater than twelve months to be recorded on the balance sheet in the form of a right-of-use asset and lease liability. These amounts will be initially measured as the present value of remaining lease payments. The Update will retain the existing distinction between operating and finance leases. This distinction will impact both the measurement and classification of lease expense over the term of the contract. The Update also introduces minor changes to the accounting model for lessors, along with new disclosures focused on providing users with qualitative and quantitative information about the amounts recorded in the financial statements. The Update is effective for annual and interim periods beginning after December 15, 2018. The Company is reviewing its policies and processes, as well as existing lease agreements, to determine the impact of the updated guidance.

ASU No. 2016-08 — Revenue from Contracts with Customers — Principal versus Agent Considerations. This Update provides clarifying guidance regarding the application of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2014-09 — Revenue From Contracts with Customers when another party, along with the reporting entity, is involved in providing a good or a service to a customer. In these circumstances, an entity is required to determine whether the nature of its promise is to provide that good or service to the customer (that is, the entity is a principal) or to arrange for the good or service to be provided to the customer by the other party (that is, the entity is an agent). The amendments in the Update clarify the implementation guidance on principal versus agent considerations. The Update is effective, along with ASU 2014-09, for annual and interim periods beginning after December 15, 2017. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update with regard to its non-insurance operations.

3.  RECENTLY ANNOUNCED REINSURANCE AND FINANCING TRANSACTION

On January 15, 2016, the Company completed the transaction contemplated by the Master Agreement, dated September 30, 2015 (the "Master Agreement"), with Genworth Life and Annuity Insurance Company ("GLAIC"). Pursuant to the Master Agreement, on January 15, 2016, the Company entered into a reinsurance agreement (the "Reinsurance Agreement") under the terms of which the Company coinsures certain term life insurance business of GLAIC (the "GLAIC Block"). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company ("Golden Gate"), a wholly owned subsidiary of the Company, and Steel City, LLC ("Steel City"), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of "XXX" reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company ("WCL"), a direct wholly owned subsidiary. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the "Risk-Takers") provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is "non-recourse" to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. The estimated average annual expense of the credit enhancement under generally accepted accounting principles is approximately $3.1 million, after-tax. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

4.  DAI-ICHI MERGER

On February 1, 2015 PLC, subsequent to required approvals from PLC's shareholders and relevant regulatory authorities, became a wholly owned subsidiary of Dai-ichi Life as contemplated by the Agreement and Plan of Merger (the "Merger Agreement") with Dai-ichi Life and DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life, which provided for the Merger of DL Investment (Delaware), Inc. with and into PLC (the "Merger"), with PLC surviving

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  DAI-ICHI MERGER — (Continued)

the Merger as a wholly owned subsidiary of Dai-ichi Life. On February 1, 2015 each share of PLC's common stock outstanding was converted into the right to receive $70 per share, without interest, (the "Per Share Merger Consideration"). The aggregate cash consideration paid in connection with the Merger for the outstanding shares of common stock was approximately $5.6 billion, such amounts paid directly to the shareowners of record by Dai-ichi Life. The Merger provided Dai-ichi Life with a platform for growth in the United States, where it did not previously have a significant presence. In connection with the completion of the Merger, PLC's previously publicly traded equity was delisted from the NYSE, although PLC and the Company remain SEC registrants for financial reporting purposes in the United States.

The Merger was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the date of the Merger, goodwill of $735.7 million represented the cost in excess of the fair value of net assets acquired (including identifiable intangibles) in the Merger, and reflected the Company's assembled workforce, future growth potential and other sources of value not associated with identifiable assets. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2015 (Successor Company) is $732.4 million. None of the goodwill is tax deductible.

The following table summarizes the fair value of assets acquired and liabilities assumed at the acquisition date:

Fair Value As of February 1, 2015
(Dollars In Thousands)
Assets
Fixed maturities	$38,342,948
Equity securities	699,081
Mortgage loans	5,580,229
Investment real estate	7,456
Policy loans	1,751,872
Other long-term investments	657,346
Short-term investments	311,236
Total investments	47,350,168
Cash	378,903
Accrued investment income	483,691
Accounts and premiums receivable	104,260
Reinsurance receivables	5,538,637
Value of business acquired	1,278,064
Goodwill	735,712
Other intangibles	683,000
Property and equipment	102,736
Other assets	224,555
Income tax receivable	50,117

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  DAI-ICHI MERGER — (Continued)

Fair Value As of February 1, 2015
(Dollars In Thousands)
Assets related to separate accounts
Variable annuity	$12,970,587
Variable universal life	819,188
Total assets	$70,719,618
Liabilities
Future policy and benefit claims	$30,195,397
Unearned premiums	622,278
Total policy liabilities and accruals	30,817,675
Stable value product account balances	1,932,277
Annuity account balances	10,941,661
Other policyholders' funds	1,388,083
Other liabilities	1,533,666
Deferred income taxes	1,861,632
Non-recourse funding obligations	1,895,636
Repurchase program borrowings	50,000
Liabilities related to separate accounts
Variable annuity	12,970,587
Variable universal life	819,188
Total liabilities	64,210,405
Net assets acquired	$6,509,213

As of the acquisition date, all contractual cash flows related to the Company's historical and acquired receivables (as presented within this consolidated balance sheet) are expected to be collected.

Intangible assets recognized by the Company included the following (excluding goodwill):

	Estimated Fair Value on Acquisition Date	Estimated Useful Life
	(Dollars In Thousands)	(In Years)
Distribution relationships	$405,000	14-22
Trade names	103,000	13-17
Technology	143,000	7-14
Total intangible assets subject to amortization	651,000
Insurance licenses	32,000	Indefinite
Total intangible assets	$683,000

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  DAI-ICHI MERGER — (Continued)

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2016	$41,313
2017	41,313
2018	41,313
2019	41,313
2020	41,313

All tangible and intangible assets of the Company were allocated to applicable operating segments in connection with the recording of pushdown accounting. The purchase price was also allocated to each operating segment in accordance with the determined fair value of the operating segments, such that the total reconciled with the total consideration paid in the Merger. Subtraction of the fair value of the tangible and intangible assets for each operating segment from the allocated purchase price of that operating segment resulted in the goodwill allocated to each operating segment. The amount of goodwill allocated to each operating segment is reflected in Note 25, Operating Segments.

Treatment of Benefit Plans

At or immediately prior to the Merger, each stock appreciation right with respect to shares of PLC's Common Stock granted under any Stock Plan (each, a "SAR") that was outstanding and unexercised immediately prior to the Merger and that had a base price per share of Common Stock underlying such SAR (the "Base Price") that was less than the Per Share Merger Consideration (each such SAR, an "In-the-Money SAR"), whether or not exercisable or vested, was cancelled and converted into the right to receive an amount in cash less any applicable withholding taxes, determined by multiplying (i) the excess of the Per Share Merger Consideration over the Base Price of such In-the-Money SAR by (ii) the number of shares of PLC's Common Stock subject to such In- the-Money SAR (such amount, the "SAR Consideration").

At or immediately prior to the effective time of the Merger, each restricted stock unit with respect to a share of PLC's Common Stock granted under any Stock Plan (each, a "RSU") that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of PLC's RSUs.

The number of performance shares earned for each award of performance shares granted under any PLC Stock Plan was calculated by determining the number of performance shares that would have been paid if the subject award period had ended on the December 31 immediately preceding the Merger (based on the conditions set for payment of performance share awards for the subject award period), provided that the number of performance shares earned for each award were not less than the aggregate number of performance shares at the target performance level. Each performance share earned that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of Performance Shares.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company ("MONY") converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income (loss) ("AOCI")) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-ichi Life, this actuarial calculation of the expected timing of MONY's Closed Block earnings was recalculated and reset as of February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Summarized financial information for the Closed Block as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company) and is as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders' account balances and other policyholder liabilities	$6,010,520	$6,138,505
Policyholder dividend obligation	—	366,745
Other liabilities	22,917	53,838
Total closed block liabilities	6,033,437	6,559,088
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,426,090	4,524,037
Equity securities, available-for-sale, at fair value	—	5,387
Mortgage loans on real estate	247,162	448,855
Policy loans	746,102	771,120
Cash and other invested assets	34,420	30,984
Other assets	166,445	221,270
Total closed block assets	5,620,219	6,001,653
Excess of reported closed block liabilities over closed block assets	413,218	557,435
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation of $(179,360) (Successor) and $106,886 (Predecessor)	(18,597)	—
Future earnings to be recognized from closed block assets and closed block liabilities	$394,621	$557,435

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Reconciliation of the policyholder dividend obligation is as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014
Policyholder dividend obligation, beginning balance	$323,432	$366,745	$190,494
Applicable to net revenue (losses)	(47,493)	(1,369)	(910)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation; includes deferred tax benefits of $(96,579) (Successor); $47,277 (2015 — Predecessor); $58,571 (2014 — Predecessor)	(275,939)	135,077	177,161
Policyholder dividend obligation, ending balance	$—	$500,453	$366,745

Closed Block revenues and expenses were as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014
	(Dollars In Thousands)	(Dollars In Thousands)
Revenues
Premiums and other income	$185,562	$15,065	$212,765
Net investment income	193,203	19,107	239,028
Net investment gains	3,333	568	10,528
Total revenues	382,098	34,740	462,321
Benefits and other deductions
Benefits and settlement expenses	336,629	31,152	417,667
Other operating expenses	1,001	—	674
Total benefits and other deductions	337,630	31,152	418,341
Net revenues before income taxes	44,468	3,588	43,980
Income tax expense	14,920	1,256	20,377
Net revenues	$29,548	$2,332	$23,603

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Fixed maturities	$1,266,769	$140,052	$1,711,722	$1,508,924
Equity securities	40,879	2,556	41,533	26,735
Mortgage loans	252,577	24,977	360,778	333,093
Investment real estate	2,528	112	4,483	3,555
Short-term investments	93,938	9,974	109,592	72,433
	1,656,691	177,671	2,228,108	1,944,740
Other investment expenses	123,895	13,066	130,095	108,552
Net investment income	$1,532,796	$164,605	$2,098,013	$1,836,188

Net realized investment gains (losses) for all other investments are summarized as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Fixed maturities	$1,272	$6,891	$75,074	$63,161
Equity securities	(1,001)	—	495	3,276
Impairments on fixed maturity securities	(26,993)	(481)	(7,275)	(19,100)
Impairments on equity securities	—	—	—	(3,347)
Modco trading portfolio	(167,359)	73,062	142,016	(178,134)
Other investments	153	1,200	(12,283)	(9,840)
Total realized gains (losses) — investments	$(193,928)	$80,672	$198,027	$(143,984)

For the period of February 1, 2015 to December 31, 2015 (Successor Company), gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $8.7 million and gross realized losses were $35.5 million, including $27.0 million of impairment losses.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $6.9 million and gross realized losses were $0.5 million, including $0.4 million of impairment losses. For the year ended December 31, 2014 (Predecessor Company), gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $76.7 million and gross realized losses were $8.1 million, including $6.9 million of impairment losses. For the year

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

ended December 31, 2013 (Predecessor Company), gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $72.6 million and gross realized losses were $27.9 million, including $21.7 million of impairment losses.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company sold securities in an unrealized gain position with a fair value (proceeds) of $948.8 million. The gain realized on the sale of these securities was $8.7 million.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company sold securities in an unrealized gain position with a fair value (proceeds) of $172.6 million. The gain realized on the sale of the securities was $6.9 million. For the year ended December 31, 2014 (Predecessor Company), the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.7 billion. The gain realized on the sale of these securities was $76.7 million. For the year ended December 31, 2013 (Predecessor Company), the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.3 billion. The gain realized on the sale of these securities was $72.6 million.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company sold securities in an unrealized loss position with a fair value (proceeds) of $178.4 million. The loss realized on the sale of these securities was $8.5 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company sold securities in an unrealized loss position with a fair value (proceeds) of $0.4 million. The loss realized on the sale of these securities were immaterial to the Company. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2014 (Predecessor Company), the Company sold securities in an unrealized loss position with a fair value (proceeds) of $22.9 million. The loss realized on the sale of these securities was $1.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2013 (Predecessor Company), the Company sold securities in an unrealized loss position with a fair value (proceeds) of $398.2 million. The loss realized on the sale of these securities was $6.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as available-for-sale as of December 31, 2015 (Successor Company) and as of December 31, 2014 (Predecessor Company), are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Fixed maturities:
Residential mortgage-backed securities	$1,773,099	$9,286	$(17,112)	$1,765,273	$—
Commercial mortgage-backed securities	1,327,288	428	(41,852)	1,285,864	—
Other asset-backed securities	813,056	2,758	(18,763)	797,051	—
U.S. government-related securities	1,566,260	449	(34,532)	1,532,177	—
Other government-related securities	18,483	—	(743)	17,740	—
States, municipals, and political subdivisions	1,729,732	682	(126,814)	1,603,600	—
Corporate securities	28,433,530	26,147	(2,681,020)	25,778,657	(605)
Preferred stock	64,362	192	(1,867)	62,687	—
	35,725,810	39,942	(2,922,703)	32,843,049	(605)
Equity securities	684,888	13,255	(6,477)	691,666	—
Short-term investments	202,110	—	—	202,110	—
	$36,612,808	$53,197	$(2,929,180)	$33,736,825	$(605)
Predecessor Company As of December 31, 2014
Fixed maturities:
Residential mortgage-backed securities	$1,374,141	$56,381	$(12,264)	$1,418,258	$6,404
Commercial mortgage-backed securities	1,119,979	59,637	(2,364)	1,177,252	—
Other asset-backed securities	857,365	17,961	(35,950)	839,376	(95)
U.S. government-related securities	1,394,028	44,149	(9,282)	1,428,895	—
Other government-related securities	16,939	3,233	—	20,172	—
States, municipals, and political subdivisions	1,391,526	296,594	(431)	1,687,689	—
Corporate securities	24,744,050	2,760,703	(138,975)	27,365,778	—
	30,898,028	3,238,658	(199,266)	33,937,420	6,309
Equity securities	713,813	35,646	(14,153)	735,306	—
Short-term investments	151,572	—	—	151,572	—
	$31,763,413	$3,274,304	$(213,419)	$34,824,298	$6,309

(1)  These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The preferred stock shown above as of December 31, 2015 (Successor Company) is included in the equity securities total as of December 31, 2014 (Predecessor Company).

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Fixed maturities:
Other	$593,314	$—	$(78,314)	$515,000	$—
	$593,314	$—	$(78,314)	$515,000	$—
Predecessor Company As of December 31, 2014
Fixed maturities:
Other	$435,000	$50,422	$—	$485,422	$—
	$435,000	$50,422	$—	$485,422	$—

During the period of February 1, 2015 to December 31, 2015 (Successor Company) and for the year ended December 31, 2014 (Predecessor Company), the Company did not record any other-than-temporary impairments on held-to-maturity securities. The Company's held-to-maturity securities had $78.3 million of gross unrecognized holding losses for the period of February 1, 2015 to December 31, 2015 (Successor Company). For the year ended December 31, 2014 (Predecessor Company), the Company did not have any gross unrecognized holding losses. The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings, financial health of the issuer, continued access of the issuer to capital markets and other pertinent information.

As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had an additional $2.7 billion and $2.8 billion of fixed maturities, $8.3 million and $21.5 million of equity securities, and $61.7 million and $95.1 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2015 (Successor Company), by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale		Held-to-maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Due in one year or less	$937,594	$935,861	$—	$—
Due after one year through five years	5,860,269	5,725,005	—	—
Due after five years through ten years	7,791,519	7,494,182	—	—
Due after ten years	21,136,428	18,688,001	593,314	515,000
	$35,725,810	$32,843,049	$593,314	$515,000

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company recorded pre-tax other-than-temporary impairments of investments of $28.7 million, all of which were related to fixed maturities. Credit impairments recorded in earnings during the period of February 1, 2015 to December 31, 2015 (Successor Company), were $27.0 million. During the period of February 1, 2015 to December 31, 2015 (Successor Company), $1.7 million of non-credit impairment losses were recorded in other comprehensive income. There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the period of February 1, 2015 to December 31, 2015 (Successor Company).

During the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company recorded pre-tax other-than-temporary impairments of investments of $0.6 million, all of which related to fixed maturities. Credit impairments recorded in earnings during the period were $0.5 million. During the period of January 1, 2015 to January 31, 2015 (Predecessor Company), $0.1 million of non-credit impairment losses were recorded in other comprehensive income. There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

During the year ended December 31, 2014 (Predecessor Company), the Company recorded pre-tax other-than-temporary impairments of investments of $2.6 million, all of which related to fixed maturities. Credit impairments recorded in earnings during the year ended December 31, 2014 (Predecessor Company), were $7.3 million. During the year ended December 31, 2014 (Predecessor Company), $4.7 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2014 (Predecessor Company).

During the year ended December 31, 2013 (Predecessor Company), the Company recorded pre-tax other-than-temporary impairments of investments of $10.9 million, of which $7.6 million were related to fixed maturities and $3.3 million were related to equity securities. Credit impairments recorded in earnings during the year ended December 31, 2013 (Predecessor Company) were $22.4 million. Non-credit impairment losses of $11.5 million that were previously recorded in other comprehensive income (loss) were recorded in earnings as credit losses. There were no impairments related to equity securities. For the year ended December 31, 2013 (Predecessor Company), there were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Beginning balance	$—	$15,463	$41,674	$121,237
Additions for newly impaired securities	22,761	—	—	3,516
Additions for previously impaired securities	—	221	2,263	12,066
Reductions for previously impaired securities due to a change in expected cash flows	—	—	(28,474)	(87,908)
Reductions for previously impaired securities that were sold in the current period	—	—	—	(7,237)
Other	—	—	—	—
Ending balance	$22,761	$15,684	$15,463	$41,674

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$977,433	$(17,112)	$—	$—	$977,433	$(17,112)
Commercial mortgage- backed securities	1,232,495	(41,852)	—	—	1,232,495	(41,852)
Other asset-backed securities	633,274	(18,763)	—	—	633,274	(18,763)
U.S. government-related securities	1,291,476	(34,532)	—	—	1,291,476	(34,532)
Other government-related securities	17,740	(743)	—	—	17,740	(743)
States, municipalities, and political subdivisions	1,566,752	(126,814)	—	—	1,566,752	(126,814)
Corporate securities	24,235,121	(2,681,020)	—	—	24,235,121	(2,681,020)
Preferred stock	34,685	(1,867)	—	—	34,685	(1,867)
Equities	248,493	(6,477)	—	—	248,493	(6,477)
	$30,237,469	$(2,929,180)	$—	$—	$30,237,469	$(2,929,180)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The preferred stock shown above as of December 31, 2015 (Successor Company), is included in the equity securities total as of December 31, 2014 (Predecessor Company).

The book value of the Company's investment portfolio was marked to fair value as of February 1, 2015 (Successor Company), in conjunction with the Dai-ichi Merger which resulted in the elimination of previously unrealized gains and losses from accumulated other comprehensive income as of that date. The level of interest rates as of February 1, 2015 (Successor Company) resulted in an increase in the carrying value of the Company's investments. Since February 1, 2015 (Successor Company), interest rates have increased resulting in net unrealized losses in the Company's investment portfolio.

As of December 31, 2015 (Successor Company), the Company had a total of 2,547 positions that were in an unrealized loss position, but the Company does not consider these unrealized loss positions to be other-than-temporary. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014 (Predecessor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$165,877	$(9,547)	$67,301	$(2,717)	$233,178	$(12,264)
Commercial mortgage- backed securities	49,908	(334)	102,529	(2,030)	152,437	(2,364)
Other asset-backed securities	108,665	(6,473)	537,488	(29,477)	646,153	(35,950)
U.S. government-related securities	231,917	(3,868)	280,803	(5,414)	512,720	(9,282)
Other government-related securities	—	—	—	—	—	—
States, municipalities, and political subdivisions	1,905	(134)	10,481	(297)	12,386	(431)
Corporate securities	1,657,103	(76,285)	776,863	(62,690)	2,433,966	(138,975)
Equities	17,430	(218)	129,509	(13,935)	146,939	(14,153)
	$2,232,805	$(96,859)	$1,904,974	$(116,560)	$4,137,779	$(213,419)

RMBS had a gross unrealized loss greater than twelve months of $2.7 million as of December 31, 2014 (Predecessor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

CMBS had a gross unrealized loss greater than twelve months of $2.0 million as of December 31, 2014 (Predecessor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities had a gross unrealized loss greater than twelve months of $29.5 million as of December 31, 2014 (Predecessor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The U.S. government-related category had gross unrealized losses greater than twelve months of $5.4 million as of December 31, 2014 (Predecessor Company). These declines were entirely related to changes in interest rates.

The corporate securities category had gross unrealized losses greater than twelve months of $62.7 million as of December 31, 2014 (Predecessor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factor supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category had a gross unrealized loss greater than twelve months of $13.9 million as of December 31, 2014 (Predecessor Company). The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

As of December 31, 2015 (Successor Company), the Company had securities in its available-for-sale portfolio which were rated below investment grade of $1.5 billion and had an amortized cost of $1.7 billion. In addition, included in the Company's trading portfolio, the Company held $288.2 million of securities which were rated below investment grade. Approximately $928.7 million of the below investment grade securities were not publicly traded.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Fixed maturities	$(1,873,795)	$669,160	$1,224,248	$(1,269,277)
Equity securities	4,406	12,172	33,642	(20,899)

The Company held $27.1 million of non-income producing securities for the period of February 1, 2015 to December 31, 2015 (Successor Company).

Included in the Company's invested assets are $1.7 billion of policy loans as of December 31, 2015 (Successor Company). The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC ("Red Mountain"), that was determined to be a VIE as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company). The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 12, Debt and Other Obligations. The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company's risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC, the holding company, has guaranteed the VIE's credit enhancement fee obligation to the unrelated third party provider. As of December 31, 2015 (Successor Company), no payments have been made or required related to this guarantee.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2015 (Successor Company), the Company's mortgage loan holdings were approximately $5.7 billion. The Company has specialized in making loans on either credit-oriented commercial properties or credit-anchored strip shopping centers and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

As of February 1, 2015, all mortgage loans were measured at fair value. Each mortgage loan was individually analyzed to determine the fair value. Each loan was either analyzed and assigned a discount rate or given an impairment, based on whether facts and circumstances which, as of the acquisition date, indicated less than full projected collections of contractual principal and interest payments. Various market factors were considered in determining the net present value of the expected cash flow stream or underlying real estate collateral, including the characteristics of the borrower, the underlying collateral, underlying credit worthiness of the tenants, and tenant payment history. Known events and risks, such as refinancing risks, were also considered in the fair value determination. In certain cases, fair value was based on the NPV of the expected cash flow stream or the underlying value of the real estate collateral.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2015 (Successor Company):

Type	Percentage of Mortgage Loans on Real Estate
Retail	60.9%
Office Buildings	13.0
Apartments	7.4
Warehouses	8.6
Senior housing	6.4
Other	3.7
100.0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 2.0% of mortgage loans. Approximately 62.8% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Alabama	10.6%
Texas	9.3
Georgia	7.4
Florida	6.5
Tennessee	6.4
Utah	5.3
North Carolina	4.7
South Carolina	4.5
Ohio	4.2
California	3.9
62.8%

During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company funded approximately $1.4 billion and $97.4 million of new loans, with an average loan size of $6.0 million and $7.5 million, respectively. The average size mortgage loan in the portfolio as of December 31, 2015 (Successor Company), was $3.0 million, and the weighted-average interest rate was 5.30%. The largest single mortgage loan at December 31, 2015 (Successor Company) was $48.3 million.

Certain of the mortgage loans have call options between 3 and 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $143.5 million would become due in 2016, $854.5 million in 2017 through 2021, $242.5 million in 2022 through 2026, and $11.3 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), approximately $449.2 million and $553.6 million, respectively, of the Company's mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), the Company recognized $29.8 million, $0.1 million, and $16.7 million of participating mortgage loan income, respectively.

As of December 31, 2015 (Successor Company), approximately $4.7 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company does not expect

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company entered into certain mortgage loan transactions that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in the Company's investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) included either the acceptance of assets in satisfaction of principal during the respective periods or at a future date, and were the result of agreements between the creditor and the debtor. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company accepted or agreed to accept assets of $15.8 million in satisfaction of $21.1 million of principal and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company accepted or agreed to accept assets of $11.3 million in satisfaction of $13.8 million of principal. Of the amounts accepted or agreed to accept in satisfaction of principal during the period of February 1, 2015 to December 31, 2015 (Successor Company) $3.7 million related to foreclosures. These transactions resulted in no material realized losses in the Company's investment in mortgage loans net of existing discounts for mortgage loans losses for the period of February 1, 2015 to December 31, 2015 (Successor Company).

As of December 31, 2014 (Predecessor Company), approximately $24.5 million, or 0.05%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2014 (Predecessor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year ended December 31, 2014 (Predecessor Company) included either the acceptance of assets in satisfaction of principal at a future date or the recognition of permanent impairments to principal, and were the result of agreements between the creditor and the debtor. During the year ended December 31, 2014 (Predecessor Company), the Company accepted or agreed to accept assets of $33.0 million in satisfaction of $41.7 million of principal. The Company also identified one loan whose principal of $12.6 million was permanently impaired to a value of $7.3 million. These transactions resulted in realized losses of $10.3 million and a decrease in the Company's investment in mortgage loans net of existing allowances for mortgage loans losses.

As of December 31, 2013 (Predecessor Company), approximately $15.9 million, or 0.03%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. We do not expect these investments to adversely affect our liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2013 (Predecessor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year either involved the modification of payment terms pursuant to bankruptcy proceedings or included acceptance of assets in satisfaction of principal or foreclosure on collateral property, and were the result of agreements between the creditor and the debtor. With respect to the modified loans we expect to collect all amounts due related to these loans as well as expenses incurred as a result of the restructurings. Additionally, there were no material changes to the principal balance of these loans, as a result of restructuring or modifications, which was $3.2 million as of December 31, 2013 (Predecessor Company). During the year a mortgage loan was paid off at a discount, the impact of this transaction resulted in a reduction of $0.5 million in the Company's investment in mortgage loans, net of existing allowances for mortgage loan losses as of December 31, 2013 (Predecessor Company).

The Company's mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2015 (Successor Company), $4.7 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company foreclosed on $3.7 million of nonperforming loans during the period of February 1, 2015 to December 31, 2015 (Successor Company). The Company did not foreclose on any nonperforming loans not subject to a pooling and servicing agreement during the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

As of December 31, 2015 (Successor Company), none of the loans subject to a pooling and servicing agreement were nonperforming or restructured. The Company did not foreclose on any nonperforming loans subject to pooling and servicing agreement during the periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company).

As of December 31, 2015 (Successor Company) there was no allowances for mortgage loan credit losses and as of December 31, 2014 (Predecessor Company), the Company had an allowance for mortgage loan credit losses of $5.7 million. Due to the Company's loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

estimated fair value of the loan's underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	As of December 31,
	December 31, 2015	January 31, 2015	2014
	(Dollars In Thousands)	(Dollars In Thousands)
Beginning balance	$—	$5,720	$3,130
Charge offs	(2,561)	(861)	(675)
Recoveries	(638)	(2,359)	(2,600)
Provision	3,199	—	5,865
Ending balance	$—	$2,500	$5,720

It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart:

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Commercial mortgage loans	$6,002	$1,033	$—	$7,035
Number of delinquent commercial mortgage loans	6	1	—	7
Predecessor Company As of December 31, 2014
Commercial mortgage loans	$8,972	$—	$1,484	$10,456
Number of delinquent commercial mortgage loans	4	—	1	5

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Commercial mortgage loans:
With no related allowance recorded	$1,694	$1,728	$—	$847	$104	$117
With an allowance recorded	—	—	—	—	—	—
Predecessor Company As of December 31, 2014
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	19,632	20,603	5,720	3,272	1,224	1,280

As of December 31, 2015 (Successor Company), the Company did not carry any mortgage loans that have been modified in a troubled debt restructuring. Mortgage loans that were modified in a troubled debt restructuring as of December 31, 2014 (Predecessor Company) were as follows:

	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(Dollars In Thousands)
Predecessor Company As of December 31, 2014
Troubled debt restructuring:
Commercial mortgage loans	6	$28,648	$19,593

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Balance, beginning of period	$—	$2,653,065	$2,720,604
Capitalization of commissions, sales, and issue expenses	306,237	22,820	293,672
Amortization	(24,699)	1,080	(194,517)
Change in unrealized investment gains and losses	9,959	(96,830)	(166,694)
Balance, end of period	$291,497	$2,580,135	$2,653,065

Value of Business Acquired

The balances and changes in VOBA are as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Balance, beginning of period	$1,278,063	$501,981	$756,018
Amortization	(70,367)	(5,895)	(113,803)
Change in unrealized gains and losses	69,226	(79,417)	(140,234)
Other	(6,046)	—	—
Balance, end of period	$1,270,876	$416,669	$501,981

As of February 1, 2015, the existing DAC and VOBA balance was written off in conjunction with the Merger previously disclosed in Note 4, Dai-ichi Merger, and in accordance with ASC Topic 805 — Business Combinations.

Concurrently, a VOBA asset was created representing the actuarial estimated present value of future cash flows from the Company's insurance policies and investment contracts in-force on the date of the Merger.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

Based on the balance recorded as of December 31, 2015 (Successor Company), the expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2016	$131,942
2017	122,210
2018	112,332
2019	96,942
2020	80,542

9.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

Predecessor Company	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2013	$32,517	$48,158	$80,675
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2014	$29,419	$48,158	$77,577

During the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company decreased its goodwill balance by approximately $0.3 million. The decrease for the period of the Predecessor Company was due to an adjustment in the Acquisitions segment related to tax benefits realized during the period on the portion of tax goodwill in excess of GAAP basis goodwill. The goodwill balances associated with the Predecessor Company were replaced with newly established goodwill balances in conjunction with the Dai-ichi Merger, in accordance with ASC Topic 805, as described below.

As permitted by ASC Topic 805, Business Combinations, the Company measured its assets and liabilities at fair value on the date of the Merger, February 1, 2015. The purchase price in excess of the fair value of assets and liabilities of the Company resulted in the establishment of goodwill as of the date of the Merger. As of February 1, 2015 (Successor Company), the Company established an aggregate goodwill balance of $735.7 million. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. This reduction in Goodwill was applied to the Life Marketing segment's goodwill. The balance of goodwill associated with the Merger as of December 31, 2015 (Successor Company) is $732.4 million.

Refer to Note 4, Dai-ichi Merger, for more information related to the Successor Company goodwill.

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GMWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GMWB were $9.3 billion as of December 31, 2015 (Successor Company). For more information regarding the valuation of and income impact of GMWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 22, Fair Value of Financial Instruments, and Note 23, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 5.87%, age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, lapse rates ranging from 2.2% — 33% (depending on product type and duration), and an average discount rate of 6.0%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $12.2 billion as of December 31, 2015 (Successor Company). The total GMDB amount payable based on VA account balances as of December 31, 2015 (Successor Company), was $283.5 million (including $266.9 million in the Annuities segment and $16.6 million in the Acquisitions segment) with a GMDB reserve of $33.1 million and $0.3 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2015 for the Company was 69.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC") under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $12.8 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2015, was 66 years.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Beginning balance	$23,893	$21,695	$13,608	$19,606
Incurred guarantee benefits	8,285	2,506	10,130	(3,133)
Less: Paid guarantee benefits	2,247	442	2,043	2,865
Ending balance	$29,931	$23,759	$21,695	$13,608

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Equity mutual funds	$5,476,366	$7,834,480
Fixed income mutual funds	7,184,528	5,137,312
Total	$12,660,894	$12,971,792

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset was as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Deferred asset, beginning of period	$—	$155,150	$146,651	$143,949
Amounts deferred	14,557	82	18,302	15,274
Amortization	(2,801)	(1,139)	(9,803)	(12,572)
Deferred asset, end of period	$11,756	$154,093	$155,150	$146,651

11.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2015 (Successor Company), the Company had reinsured

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

approximately 48% of the face value of its life insurance in-force. The Company has reinsured approximately 20% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2015 (Successor Company), December 31, 2014 (Predecessor Company), or December 31, 2013 (Predecessor Company) related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-duration and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	Successor Company	Predecessor Company
	As of December 31,	As of December 31,
	2015	2014	2013
	(Dollars In Millions)	(Dollars In Millions)
Direct life insurance in-force	$727,705	$721,036	$726,697
Amounts assumed from other companies	39,547	43,237	46,752
Amounts ceded to other companies	(368,142)	(388,890)	(416,809)
Net life insurance in-force	$399,110	$375,383	$356,640
Percentage of amount assumed to net	10%	12%	13%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Successor Company February 1, 2015 to December 31, 2015
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Predecessor Company January 1, 2015 to January 31, 2015
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014
Premiums and policy fees:
Life insurance	$2,603,956	$(1,279,908)	$349,934	$1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326
For The Year Ended December 31, 2013
Premiums and policy fees:
Life insurance	$2,371,872	$(1,299,631)	$306,921	$1,379,162	(1)	22.3%
Accident/health insurance	45,262	(20,011)	24,291	49,542		49.0
Property and liability insurance	210,999	(67,795)	7,977	151,181		5.3
Total	$2,628,133	$(1,387,437)	$339,189	$1,579,885

(1)  Includes annuity policy fees of $77.2 million, $7.7 million, $92.8 million, and $88.7 million for the period of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 (Predecessor Company) and December 31, 2013 (Predecessor Company), respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), policy and claim reserves relating to insurance ceded of $5.3 billion and $5.9 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had paid $77.9 million and $120.5 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had receivables of $64.9 million and $65.8 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $5.3 billion and $5.9 billion as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	Successor Company		Predecessor Company
	As of December 31,		As of December 31,
	2015		2014
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)		(Dollars In Millions)
Security Life of Denver Insurance Company	$800.6	A	$842.1	A
Swiss Re Life & Health America, Inc.	719.2	A+	820.9	A+
Lincoln National Life Insurance Co.	546.0	A+	556.3	A+
Transamerica Life Insurance Co.	396.6	A+	497.7	A+
RGA Reinsurance Company	303.5	A+	412.4	A+
SCOR Global Life USA Reinsurance Company	320.4	A	411.8	A
American United Life Insurance Company	314.2	A+	336.1	A+
Scottish Re (U.S.), Inc.	268.6	NR	298.0	NR
Centre Reinsurance (Bermuda) Ltd	247.6	NR	260.9	NR
Employers Reassurance Corporation	224.4	A-	254.3	A-

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS

In conjunction with the Merger and in accordance with ASC Topic 805, the Company adjusted the carrying value of debt to fair value as of the date of the Merger, February 1, 2015. This resulted in PLC and the Company establishing premiums and discounts on PLC's outstanding debt, subordinated debentures and PLC and the Company's non-recourse funding obligations. The carrying value of the Company's revolving line of credit approximates fair value due to the nature of the borrowings and the fact the Company pays a variable rate of interest that reflects current market conditions. The fair value of PLC's senior notes and subordinated debt and PLC and the Company's non-recourse funding obligations associated with Golden Gate II Captive Insurance Company and MONY Life Insurance Company were determined using market prices as of February 1, 2015. The fair value of the Golden Gate V non-recourse funding obligation was determined using a discounted cash flow model with inputs derived from comparable financial instruments. The premiums and discounts established as of February 1, 2015 are amortized over the expected life of the instruments using the effective interest method. The amortization of premiums and discounts are recorded as a component of interest expense and are recorded in "Other operating expenses" on the Company's consolidated statements of income.

Under a revolving line of credit arrangement that was in effect until February 2, 2015 (the "Credit Facility"), the Company and PLC had the ability to borrow on an unsecured basis up to an aggregate principal amount of $750 million. The Company had the right, in certain circumstances, to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.0 billion. Balances outstanding under the Credit Facility accrued interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's senior unsecured long-term debt ("Senior Debt"), or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provided for a facility fee at a rate, 0.175%, that could vary with the ratings of PLC's Senior Debt and that was calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The Credit Facility provided that PLC was liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility was July 17, 2017. The Company was not aware of any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2014 (Predecessor Company). The Company did not have an outstanding balance under the Credit Facility as of December 31, 2014 (Predecessor Company). PLC had an outstanding balance of $450.0 million bearing interest at a rate of LIBOR plus 1.20% under the Credit Facility as of December 31, 2014 (Predecessor Company). As of December 31, 2014 (Predecessor Company), the Company had used $55.0 million of borrowing capacity by executing a Letter of Credit under the Credit Facility for the benefit of an affiliated captive reinsurance subsidiary of the Company. This Letter of Credit had not been drawn upon as of December 31, 2014 (Predecessor Company).

On February 2, 2015, the Company and PLC amended and restated the Credit Facility (the "2015 Credit Facility"). Under the 2015 Credit Facility, the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company has the right in certain circumstances to request that the commitment under the 2015 Credit Facility be increased up to a maximum principal amount of $1.25 billion. Balances outstanding under the 2015 Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The 2015 Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the 2015 Credit Facility, whether used or unused. The initial facility fee rate was 0.15% on February 2, 2015, and was adjusted to 0.125% upon PLC's subsequent ratings upgrade on February 2, 2015. The 2015 Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the 2015 Credit Facility. The maturity date of the 2015 Credit Facility is February 2, 2020. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility as of February 2, 2015 or the 2015 Credit Facility as of December 31, 2015 (Successor Company). PLC had an outstanding balance of $485.0 million bearing interest at a rate of LIBOR plus 1.00% as of December 31, 2015 (Successor Company). As of December 31, 2015 (Successor Company), the $55.0 million Letter of Credit, executed by the Company, was no longer issued and outstanding.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

Golden Gate Captive Insurance Company ("Golden Gate"), a Vermont special purpose financial insurance company and wholly owned subsidiary, had three series of non-recourse funding obligations with a total outstanding balance of $800 million as of December 31, 2015 (Successor Company). As of December 31, 2015, PLC held the entire outstanding balance of non-recourse funding obligations. As of December 31, 2015, the Series A1 non-recourse funding obligations had a balance of $400 million and accrue interest at a fixed rate of 7.375%, the Series A2 non-recourse funding obligations had a balance of $100 million and accrue interest at a fixed rate of 8%, and the Series A3 non-recourse funding obligations had a balance of $300 million and accrue interest at a fixed rate of 8.45%. In connection with the reinsurance transaction pursuant to which the Company reinsures the GLAIC Block, on January 15, 2016, Golden Gate and Steel City, LLC ("Steel City"), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of "XXX" reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the "Risk-Takers") provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is "non-recourse" to PLC, WCL, and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations outstanding as of December 31, 2015 (Successor Company). These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2015 (Successor Company), securities related to $144.9 million of the outstanding balance of the non-recourse funding obligations were held by external parties, securities related to $145.3 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and securities related to $284.8 million of the non-recourse funding obligations were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II's investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2015 (Successor Company), no payments have been made under these agreements and $1.9 million amounts are collateralized by PLC under these agreements. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occurs annually during the first quarter pursuant to the terms on the support agreement. There are no support agreements between the Company and Golden Gate II.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company ("Golden Gate V"), a Vermont special purpose financial insurance company and Red Mountain, LLC ("Red Mountain"), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company ("WCL"). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC, and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2015 (Successor Company), the principal balance of the Red Mountain note was $500 million. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $134.2 million and will be paid in annual installments through 2031. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. The support agreements provide that amounts would become payable by PLC if Golden Gate V's annual general corporate expenses were higher than modeled amounts or in the event

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2015 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $500 million outstanding non-recourse funding obligation as of December 31, 2015 (Successor Company). This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding as of December 31, 2015 (Successor Company), on a consolidated basis, are shown in the following table:

Issuer	Carrying Value(1)	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company(2)	$1,148,237	2037	4.66%
Golden Gate II Captive Insurance Company	236,123	2052	1.22%
Golden Gate V Vermont Captive Insurance Company(2)	564,679	2037	5.12%
MONY Life Insurance Company(2)	2,524	2024	6.19%
Total	$1,951,563

(1)  Carrying values include premiums and discounts and do no represent unpaid principal balances.

(2)  Fixed rate obligations

During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company did not repurchase any of its outstanding non-recourse funding obligations. For the year ended December 31, 2014 (Predecessor Company), the Company and its subsidiaries repurchased $37.7 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $7.4 million pre-tax gain for the Company. For the year ended December 31, 2013 (Predecessor Company), the Company and its subsidiaries repurchased $68.5 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $15.4 million pre-tax gain for the Company.

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement (the "Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the "LOC")

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

in the initial amount of $505 million to a trust for the benefit of WCL. The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011 (the "First Amended and Restated Reimbursement Agreement"), to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018 to April 1, 2022. On August 7, 2013, Golden Gate III entered into a Second Amended and Restated Reimbursement Agreement with UBS (the "Second Amended and Restated Reimbursement Agreement"), which amended and restated the First Amended and Restated Reimbursement Agreement. Under the Second and Amended and Restated Reimbursement Agreement a new LOC in an initial amount of $710 million was issued by UBS in replacement of the existing LOC issued under the First Amended and Restated Reimbursement Agreement. The term of the LOC was extended from April 1, 2022 to October 1, 2023, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $610 million to $720 million in 2015 if certain conditions had been met. On June 25, 2014, Golden Gate III entered into a Third Amended and Restated Reimbursement Agreement with UBS (the "Third Amended and Restated Reimbursement Agreement"), which amended and restated the Second Amended and Restated Reimbursement Agreement. Under the Third Amended and Restated Reimbursement Agreement, a new LOC in an initial amount of $915 million was issued by UBS in replacement of the existing LOC issued under the Second Amended and Restated Reimbursement Agreement. The term of the LOC was extended from October 1, 2023 to April 1, 2025, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $720 million to $935 million in 2015 if certain conditions are met. The LOC is held in trust for the benefit of WCL and supports certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement originally effective April 1, 2010, as amended and restated on November 21, 2011, and as further amended and restated on August 7, 2013 and on June 25, 2014 to include additional blocks of policies, and pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. The LOC balance was $935 million as of December 31, 2015 (Successor Company). The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $122.5 million and will be paid in three installments with the last payment occurring in 2021, and these contributions may be subject to potential offset against dividend payments as permitted under the terms of the Third Amended and Restated Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Third Amended and Restated Reimbursement Agreement. As of December 31, 2015 (Successor Company), no payments have been made under these agreements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. The LOC balance has increased, in accordance with the terms of the Reimbursement Agreement, during 2015 and was $780 million as of December 31, 2015 (Successor Company). Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $790 million in 2016. The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2015 (Successor Company), no payments have been made under these agreements.

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2015 (Successor Company), the fair value of securities pledged under the repurchase program was $479.9 million and the repurchase obligation of $438.2 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 36 basis points). During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the maximum balance outstanding at any one point in time related to these programs was $912.7 million and $175.0 million, respectively. The average daily balance was $540.3 million and $77.4 million (at an average borrowing rate of 20 and 16 basis points, respectively) during the period

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. As of December 31, 2014 (Predecessor Company), the Company had a $50.0 million outstanding balance related to such borrowings. During 2014, the maximum balance outstanding at any one point in time related to these programs was $633.7 million. The average daily balance was $470.4 million (at an average borrowing rate of 11 basis points) during the year ended December 31, 2014 (Predecessor Company).

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2015 (Successor Company):

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2015 (Successor Company)
	(Dollars In Thousands)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$108,875	$—	$—	$—	$108,875
State and municipal securities	—	—	—	—	—
Other asset-backed securities	—	—	—	—	—
Corporate securities	—	—	—	—	—
Equity securities	—	—	—	—	—
Non-U.S. sovereign debt	—	—	—	—	—
Mortgage loans	371,002	—	—	—	371,002
Total borrowings	$479,877	$—	$—	$—	$479,877

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $106.4 million, $10.0 million, $118.6 million, $111.4 million, for the periods of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the years ended December 31, 2014 (Predecessor Company) and December 31, 2013 (Predecessor Company), respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 17 cities, including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $10.2 million, $0.9 million, $10.8 million, and $11.2 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the years ended December 31, 2014 (Predecessor Company) and December 31, 2013 (Predecessor Company), respectively. The aggregate annualized rent was approximately $6.3 million for the year ended December 31, 2015 (Successor Company). The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2016	$4,406
2017	4,042
2018	3,829
2019	3,644
2020	3,600
Thereafter	13,145

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2016	$1,385
2017	1,381
2018	76,356

As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had outstanding mortgage loan commitments of $601.9 million at an average rate of 4.43% and $537.7 million at an average rate of 4.61%, respectively.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. In addition, from time to time, companies may be asked to contribute amounts beyond prescribed limits. Most insurance guaranty fund laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. The Company does not believe its insurance guaranty fund assessments will be materially different from amounts already provided for in the financial statements.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES — (Continued)

awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Publicly held companies in general and the financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

In 2012, the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable income. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. In October 2015, the Appeals accepted the Company's earlier proposed settlement offer. In September of 2015, the IRS proposed favorable and unfavorable adjustments to the Company's 2008 through 2011 reported taxable income. The Company agreed to these adjustments. As a result, pending a routine review by Congress' Joint Committee on Taxation, the Company expected to receive an approximate $6.2 million net refund in a future period. A portion of this refund would be due to the Company. This refund will not materially affect the Company's effective tax rate.

Through the acquisition of MONY by the Company certain income tax credit carryforwards, which arose in MONY's pre-acquisition tax years, transferred to the Company. This transfer was in accordance with the applicable rules of the Internal Revenue Code and the related Regulations. In spite of this transfer, AXA, the former parent of the consolidated income tax return group in which MONY was a member, retains the right to utilize these credits in the future to offset future increases in its 2010 through 2013 tax liabilities. The Company had determined that, based on all information known as of the acquisition date and through the March 31, 2014 reporting date, it was probable that a loss of the utilization of these carryforwards had been incurred. Due to indemnification received from AXA during the quarter ending June 30, 2014, the probability of loss of these carryforwards has been eliminated. Accordingly, in the table summarizing the fair value of net assets acquired from the Acquisition, the amount of the deferred tax asset from the credit carryforwards is no longer offset by a liability.

The Company and certain of the Company's insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES — (Continued)

theories that may give rise to liability, the early stages of the audits being conducted, and, with respect to one block of life insurance policies that is co-insured by the Company, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits probable or reasonably estimable.

The Company and certain of the Company's subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration's Death Master File or similar databases (a "Death Database") to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $4.5 million.

14.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2015, 2014, and 2013, PL&A paid no dividends to PLC on its preferred stock.

15.  STOCK-BASED COMPENSATION

As a result of the Merger, PLC adopted a new long-term incentive program in 2015. The program was modified to reflect the fact that PLC no longer has a publicly traded class of stock to use in its compensation programs. Prior to that time, since 1973, PLC had stock-based incentive plans designed and established to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Due to change in control provision, the awards outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash. For more information refer to Note 4, Dai-ichi Merger.

Performance Shares (Predecessor)

The criteria for payment of the 2014 performance awards was based on PLC's average operating return on average equity ("ROE") over a three-year period. If PLC's ROE was below 10.5%, no award was earned. If PLC's ROE was at or above 12.0%, the award maximum was earned.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

The criteria for payment of the 2013 performance awards was based on PLC's average operating ROE over a three-year period. If PLC's ROE was below 10.0%, no award was earned. If PLC's ROE was at or above 11.5%, the award maximum was earned.

Performance shares were equivalent in value to one share of PLC's common stock times the award earned percentage payout. Performance share awards of 203,295 performance share awards were issued during the year ended December 31, 2014 (Predecessor Company).

Performance share awards and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2014	203,295	$10,484
2013	298,500	9,328
2012	306,100	8,608

Stock Appreciation Rights (Predecessor)

Stock Appreciation Rights ("SARs") were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's common stock. The SARs were exercisable either 5 years after the date of grant or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price was as follows:

	Weighted-Average Base Price Per Share	No. of SARs
Balance at December 31, 2012	$22.15	1,641,167
SARs exercised / forfeited	18.54	(336,066)
Balance at December 31, 2013	$23.08	1,305,101
SARs exercised / forfeited	22.07	(1,147,473)
Balance at December 31, 2014	$30.41	157,628

The outstanding SARs as of December 31, 2014 (Predecessor Company), were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$41.05	10,000	1	10,000
43.46	22,300	3	22,300
38.59	52,000	4	52,000
3.50	46,110	5	46,110
18.36	27,218	6	27,218

There were no SARs issued for the years ended December 31, 2014 (Predecessor Company) and December 31, 2013 (Predecessor Company). These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and expected exercise date of 2016. Due to the change in control provision, all SARs outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash.

Restricted Stock Units (Predecessor)

Restricted stock units were awarded to participants and include certain restrictions relating to vesting periods. PLC issued 98,700 restricted stock units for the year ended December 31, 2014 (Predecessor Company) and 166,850 restricted stock units for the year ended December 31, 2013 (Predecessor Company). These awards had a total fair value at grant date of $5.1 million and $5.5 million, respectively. Approximately half of these restricted stock units were to vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $25.9 million and $15.7 million in 2014 and 2013, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's common stock are reported as a component of shareowner's equity, net of deferred taxes. As of December 31, 2014 (Predecessor Company), the total compensation cost related to non-vested stock-based compensation not yet recognized was $27.0 million. Due to the Merger, the unrecognized stock compensation expense was accelerated as of the date of the merger due to a change in control provision.

The following table provides information as of December 31, 2014 (Predecessor Company), regarding equity compensation plans under which the Company's common stock was authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2014(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2014(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of of December 31, 2014(c)
Equity compensation plans approved by shareowners	1,960,959	(1)	$22.07 (3)	4,092,546 (4)
Equity compensation plans not approved by shareowners	193,720	(2)	Not applicable	Not applicable(5)
Total	2,154,679		$22.07	4,092,546

(1)  Includes the following number of shares: (a) 102,458 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 907,487 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

September 30, 2014); (c) 313,199 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 475,386 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC's Deferred Compensation Plan for Officers; and (e) 162,429 shares issuable with respect to stock equivalents representing previous awards under PLC's Stock Plan for Non-Employee Directors that the recipient deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)  Includes the following number of shares of common stock: (a) 152,709 shares issuable with respect to stock equivalents representing (i) stock awards to PLC's Directors before June 1, 2004 that the recipient deferred pursuant to PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC and (ii) cash retainers and fees that PLC's Directors deferred under the Company's Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 41,011 shares issuable with respect to stock equivalents pursuant to PLC's Deferred Compensation Plan for Officers.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents shares of common stock available for future issuance under the LTIP and PLC's Stock Plan for Non-Employee Directors.

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants

16.  EMPLOYEE BENEFIT PLANS

Due to the Dai-ichi acquisition, PLC remeasured all materially impacted benefit plans as of January 31, 2015. Financial remeasurement was performed for the defined benefit pension plan, the unfunded excess benefit plan, and the postretirement life insurance plan as of January 31, 2015. The January results for the retiree life plan were not material, and therefore, remeasurement was not deemed necessary for this plan. PLC has disclosed relevant financial information related to the January 31, 2015 remeasurement.

Beginning with the December 31, 2015 measurement, PLC changed its method used to estimate the service and interest cost components of net periodic benefit cost for pension and other postretirement benefits by applying a spot rate approach. Historically, PLC utilized a single weighted average discount rate derived from a selected yield curve used to measure the benefit obligation as of the measurement date. Under the new spot rate approach, the actual calculation of service and interest cost will reflect an array of spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. PLC made this change to provide a more precise measurement of service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot rates from the selected yield curve. This new approach does not affect the measurement of the total benefit obligation.

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee's compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007 will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007 with age plus vesting service less than 55 years, will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

•  Employees active on December 31, 2007 with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan's assets by the plan's funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan's AFTAP may be different from the assumptions and methods used to measure the plan's funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act ("MAP-21"), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 ("HATFA") was signed into law. HATFA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced PLC's minimum required defined benefit plan contributions for the 2013 and 2014 plan years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During January of 2015 (Predecessor Company), PLC made a $2.2 million contribution to the defined benefit pension plan for the 2014 plan year. During the period of February 1, 2015 to December 31, 2015 (Successor Company), PLC contributed $1.4 million to its defined benefit pension plan for the 2014 plan year. PLC has not yet determined what amount it will fund for 2016, but estimates that the amount will be between $1 million and $10 million.

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table presents the benefit obligation, fair value of plan assets, funded status, and amounts not yet recognized as components of net periodic pension costs for PLC's defined benefit pension plan and unfunded excess benefit plan as of December 31, 2015 (Successor Company), January 31, 2015 (Predecessor Company), and December 31, 2014 (Predecessor Company):

	Successor Company		Predecessor Company
	December 31, 2015		January 31, 2015		December 31, 2014
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)		(Dollars In Thousands)
Accumulated benefit obligation, end of year	$250,133	$54,196	$262,290	$49,251	$249,453	$47,368
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$281,099	$51,243	$267,331	$49,575	$219,152	$39,679
Service cost	11,220	1,229	974	95	9,411	954
Interest cost	9,072	1,499	1,002	140	10,493	1,696
Amendments	—	—	—	—	—	—
Actuarial loss/(gain)	(19,235)	4,484	12,384	1,555	38,110	9,153
Benefits paid	(13,935)	(1,470)	(592)	(122)	(9,835)	(1,907)
Projected benefit obligation at end of year	268,221	56,985	281,099	51,243	267,331	49,575
Change in plan assets:
Fair value of plan assets at beginning of year	201,820	—	203,772	—	180,173	—
Actual return on plan assets	6,751	—	(3,525)	—	17,921	—
Employer contributions(1)	1,406	1,470	2,165	122	15,513	1,907
Benefits paid	(13,935)	(1,470)	(592)	(122)	(9,835)	(1,907)
Fair value of plan assets at end of year	196,042	—	201,820	—	203,772	—
After reflecting FASB guidance:
Funded status	(72,179)	(56,985)	(79,279)	(51,243)	(63,559)	(49,575)
Amounts recognized in the balance sheet:
Other liabilities	(72,179)	(56,985)	(79,279)	(51,243)	(63,559)	(49,575)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	(12,772)	4,484	96,965	22,401	80,430	20,983
Prior service cost/(credit)	—	—	(1,001)	23	(1,033)	24
Total amounts recognized in AOCI	$(12,772)	$4,484	$95,964	$22,424	$79,397	$21,007

(1)  Employer contributions disclosed are based on the Company's fiscal filing year

As a result of the Merger on February 1, 2015, all unrecognized prior service costs or credits, actuarial gains or losses, and any remaining transition assets or obligations were not carried forward. Therefore, the amounts presented in the "Amounts recognized in accumulated other comprehensive income" in the chart above were set to zero on the Merger date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Weighted-average assumptions used to determine benefit obligations as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company) are as follows:

	Successor Company		Predecessor Company
	As of December 31, 2015		As of December 31, 2014
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	4.29%	3.63%	3.95%	3.65%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above

The benefit obligations as of January 31 were determined based on the assumptions used in the 2014 year end disclosures with the following exception:

	Predecessor Company
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	3.55%	3.26%

Weighted-average assumptions used to determine the net periodic benefit cost for the period of February 1, 2015 to December 31, 2015 (Successor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company) are as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31,		For The Year Ended December 31,
	2015	2015	2014	2013	2014	2013
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
Discount rate	3.95%	3.65%	4.86%	4.07%	4.30%	3.37%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	3.0	3.0	4.0	4.0
Expected long-term return on plan assets	7.5	N/A	7.5	7.5	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC's asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Components of the net periodic benefit cost for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the years ended December 31, 2014 and 2013 (Predecessor Company) are as follows:

	Successor Company		Predecessor Company
	February 1, 2015		January 1, 2015		For The Year Ended December 31,
	to		to
	December 31, 2015		January 31, 2015		2014	2013	2014	2013
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	(Dollars In Thousands)		(Dollars In Thousands)
Service cost — benefits earned during the period	$11,220	$1,229	$974	$95	$9,411	$9,345	$954	$1,037
Interest cost on projected benefit obligation	9,072	1,499	1,002	140	10,493	8,985	1,696	1,387
Expected return on plan assets	(13,214)	—	(1,293)	—	(12,166)	(11,013)	—	—
Amortization of prior service cost/(credit)	—	—	(33)	1	(392)	(392)	12	12
Amortization of actuarial losses(1)	—	—	668	138	6,821	9,631	1,516	1,792
Preliminary net periodic benefit cost	7,078	2,728	1,318	374	14,167	16,556	4,178	4,228
Settlement/curtailment expense(2)	—	—	—	—	—	—	—	928
Total net periodic benefit cost	$7,078	$2,728	$1,318	$374	$14,167	$16,556	$4,178	$5,156

(1)  2015 average remaining service period used is 9.38 years and 7.96 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

(2)  The unfunded excess benefit plan triggered settlement accounting for the year ended December 31, 2013 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

PLC will not amortize any net actuarial loss/(gain) from other comprehensive income into net periodic benefit cost during 2016 since the net actuarial loss (gain) is less than 10% of the greater of the smooth value of assets or the projected benefit obligation.

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

	Successor Company		Predecessor Company
Asset Category	Target Allocation for 2016	2015	2014
Cash and cash equivalents	2%	2%	4%
Equity securities	60	61	62
Fixed income	38	37	34
Total	100%	100%	100%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan's cash is invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with the Company.

Plan assets of the defined benefit pension plan by category as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company) are as follows:

	Successor Company	Predecessor Company
Asset Category	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Cash and cash equivalents	$3,121	$7,968
Equity securities:
Collective Russell 3000 equity index fund	72,663	79,660
Fidelity Spartan 500 index fund	52,551	51,848
Fixed income	67,707	64,296
Total investments	196,042	203,772
Employer contribution receivable	—	2,165
Total	$196,042	$205,937

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with the Company is recorded at contract value, which, by utilizing a long-term view, PLC believes approximates fair value.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$3,121	$—	$—	$3,121
Collective investment funds:
Equity index funds	52,551	72,663	—	125,214
Group deposit administration annuity contract	—	—	67,707	67,707
Total investments	$55,672	$72,663	$67,707	$196,042

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2014 (Predecessor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$7,968	$—	$—	$7,968
Collective investment funds:
Equity index funds	51,848	79,660	—	131,508
Group deposit administration annuity contract	—	—	64,296	64,296
Total investments	$59,816	$79,660	$64,296	$203,772

For the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers between Level 2 and Level 3. For the year ended December 31, 2014 (Predecessor Company), $4.5 million was transferred into Level 3 from Level 2. This transfer was made to maintain an acceptable asset allocation as set by PLC's investment policy.

For the period of February 1, 2015 to December 31, 2015 (Successor Company) and for the year ended December 31, 2014 (Predecessor Company), there were no transfers between Level 1 and Level 2.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table summarizes the Plan investments measured at fair value based on NAV per share as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Collective short-term investment fund	$3,121	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	72,663	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	52,551	Not Applicable	Daily	1 day
Predecessor Company As of December 31, 2014
Collective short-term investment fund	$7,968	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	79,660	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	51,848	Not Applicable	Daily	1 day

(1)  Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

The following table presents a reconciliation of the beginning and ending balances for the fair value measurements for the period of February 1, 2015 to December 31, 2015, for the period of January 1, 2015 to January 31, 2015, and for the year ended December 31, 2014, for which PLC has used significant unobservable inputs (Level 3):

	Successor Company	Predecessor Company
	December 31, 2015	January 31, 2015	December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Balance, beginning of year	$64,581	$64,296	$56,736
Interest income	3,126	285	3,060
Transfers from collective short-term investments fund	—	—	4,500
Transfers to collective short-term investments fund	—	—	—
Balance, end of year	$67,707	$64,581	$64,296

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table represents the Plan's Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2015 (Successor Company):

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$67,707	Contract Value	Contract Rate	5.22	% - 5.41%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Estimated future benefit payments under the defined benefit pension plan and unfunded excess benefit plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2016	$16,947	$5,470
2017	18,019	7,682
2018	17,723	5,070
2019	18,517	9,097
2020	19,532	4,962
2021-2025	102,176	18,888

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the accumulated postretirement benefit obligation associated with these benefits was $0.1 million and $0.2 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$247	$447
Service cost	1	2
Interest cost	2	4
Actuarial (gain)/loss	(113)	30
Plan participant contributions	141	254
Benefits paid	(141)	(490)
Benefit obligation, end of year	$137	$247

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

For the retiree medical plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2015 (Successor Company) is 1.54% and 1.27%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), PLC's liability related to this benefit was less than $0.1 million. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of January 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$9,781	$9,288	$8,653
Service cost	138	12	97
Interest cost	336	39	416
Actuarial (gain)/loss	(894)	511	694
Benefits paid	(298)	(69)	(572)
Benefit obligation, end of year	$9,063	$9,781	$9,288

For the postretirement life insurance plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2015 (Successor Company) is 4.6% and 4.21%, respectively. PLC's discount rate assumption used to determine benefit obligation as of January 1, 2015 (Predecessor Company) is 3.79%.

PLC's expected long-term rate of return assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2015 (Successor Company) is 2.75% and 3.14%, respectively. To determine an appropriate long-term rate of return assumption, PLC utilized 25 year average and annualized return results on the Barclay's short treasury index.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC's postretirement life insurance plan is as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Category of Investment
Money market fund	$5,653	$5,925

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,653	$—	$—	$5,653

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2014 (Predecessor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,925	$—	$—	$5,925

For the year ended December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) PLAN

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($18,000 for 2015). The Plan also provides a "catch-up" contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($6,000 for 2015). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the period of February 1, 2015 to December 31, 2015 (Successor Company) and for the year ended December 31, 2014 (Predecessor Company), PLC recorded an expense of $6.3 million and $6.3 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.5 million, $0.4 million, and $0.5 million, respectively, in 2015, 2014, and 2013.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Prior to the Merger date of February 1, 2015, PLC's outstanding and publicly traded common stock was a component of the investment options allowed to participants in the 401(k) Plan.

DEFERRED COMPENSATION PLAN

Prior to the Merger, PLC had established deferred compensation plans for directors, officers, and others. Compensation deferred was credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC, from time to time, reissued treasury shares or bought in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2014 (Predecessor Company), the plans had 1,109,595 common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of shareowner's equity. On February 1, 2015, PLC became a wholly owned subsidiary of Dai-ichi Life and PLC stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

As of February 1, 2015, PLC has continued the deferred compensation plans for officers and others. Compensation deferred was credited to the participants in cash, mutual funds, or a combination thereof. As of December 31, 2015 (Successor Company), PLC's obligations related to its deferred compensation plans are reported in other liabilities.

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2015 (Successor Company), January 31, 2015 (Predecessor Company), December 31, 2014 (Predecessor Company), and December 31, 2013 (Predecessor Company).

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, February 1, 2015	$—	$—	$—
Other comprehensive income (loss) before reclassifications	(1,263,367)	(86)	(1,263,453)
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	(393)	—	(393)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	17,369	86	17,455
Net current-period other comprehensive income (loss)	(1,246,391)	—	(1,246,391)
Ending Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)

(1)  See Reclassification table below for details.

(2)  As of December 31, 2015 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211
Other comprehensive income (loss) before reclassifications	482,143	9	482,152
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	(243)	—	(243)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(4,166)	23	(4,143)
Net current-period other comprehensive income (loss)	477,734	32	477,766
Ending Balance January 31, 2015	$1,961,027	$(50)	$1,960,977

(1)  See Reclassification table below for details.

(2)  As of January 31, 2015 and December 31, 2014, net unrealized losses reported in AOCI were offset by $(492.6) million and $(504.4) million due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2013	$540,201	$(1,235)	$538,966
Other comprehensive income (loss) before reclassifications	983,985	(2)	983,983
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	3,498	—	3,498
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(44,391)	1,155	(43,236)
Net current-period other comprehensive income (loss)	943,092	1,153	944,245
Ending Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211

(1)  See Reclassification table below for details.

(2)  As of December 31, 2014 and 2013, net unrealized losses reported in AOCI were offset by $(504.4) million and $(189.8) million due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2012	$1,814,620	$(3,496)	$1,811,124
Other comprehensive income (loss) before reclassifications	(1,250,416)	734	(1,249,682)
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	4,591	—	4,591
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(28,594)	1,527	(27,067)
Net current-period other comprehensive income (loss)	(1,274,419)	2,261	(1,272,158)
Ending Balance, December 31, 2013	$540,201	$(1,235)	$538,966

(1)  See Reclassification table below for details.

(2)  As of December 31, 2012 and 2013, net unrealized losses reported in AOCI were offset by $(204.8) million and $(189.8) million due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

The following table summarizes the reclassifications amounts out of AOCI for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company).

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Successor Company
February 1, 2015 to December 31, 2015
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(131)	reinsurance ceded
	(131)	Total before tax
	45	Tax (expense) or benefit
	$(86)	Net of tax

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
	(Dollars In Thousands)
Unrealized gains and losses on available-for-sale securities
		Realized investment gains (losses):
Net investment gains/losses	$271	All other investments
Impairments recognized in earnings	(26,992)	Net impairment losses recognized in earnings
	(26,721)	Total before tax
	9,352	Tax (expense) or benefit
	$(17,369)	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(36)	reinsurance ceded
	(36)	Total before tax
	13	Tax (expense) or benefit
	$(23)	Net of tax
Unrealized gains and losses on available-for-sale securities
Realized investment gains (losses):
Net investment gains/losses	$6,891	All other investments
Impairments recognized in earnings	(481)	Net impairment losses recognized in earnings
	6,410	Total before tax
	(2,244)	Tax (expense) or benefit
	$4,166	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
For The Year Ended December 31, 2014
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(1,777)	reinsurance ceded
	(1,777)	Total before tax
	622	Tax (expense) or benefit
	$(1,155)	Net of tax
Unrealized gains and losses on available-for-sale securities
Realized investment gains (losses):
Net investment gains/losses	$75,569	All other investments
Impairments recognized in earnings	(7,275)	Net impairment losses recognized in earnings
	68,294	Total before tax
	(23,903)	Tax (expense) or benefit
	$44,391	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
For The Year Ended December 31, 2013
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(2,349)	reinsurance ceded
	(2,349)	Total before tax
	822	Tax (expense) or benefit
	$(1,527)	Net of tax

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
	(Dollars In Thousands)
Unrealized gains and losses on available-for-sale securities
		Realized investment gains (losses):
Net investment gains/losses	$66,437	All other investments
Impairments recognized in earnings	(22,447)	Net impairment losses recognized in earnings
	43,990	Total before tax
	(15,396)	Tax (expense) or benefit
	$28,594	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

18.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%	35.0%
State income taxes	1.4	0.5	0.5	0.4
Investment income not subject to tax	(6.8)	(2.8)	(2.7)	(4.4)
Uncertain tax positions	—	—	0.5	0.1
Other	(0.3)	0.7	0.1	(0.1)
	29.3%	33.4%	33.4%	31.0%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Current income tax expense:
Federal	$50,722	$(48,469)	$176,238	$(18,076)
State	(4,000)	1,085	5,525	(222)
Total current	$46,722	$(47,384)	$181,763	$(18,298)
Deferred income tax expense:
Federal	$18,880	$90,774	$65,566	$149,288
State	8,889	935	(491)	(93)
Total deferred	$27,769	$91,709	$65,075	$149,195

The components of the Company's net deferred income tax liability are as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Deferred income tax assets:
Premium receivables and policy liabilities	$—	$154,720
Loss and credit carryforwards	115,667	35,642
Deferred compensation	108,416	104,117
Invested assets (other than unrealized gains)	—	2,960
Deferred policy acquisition costs	267,542	—
Premium on non-recourse funding obligations	13,872	—
Net unrealized loss on investments	671,176	—
Other	6,605	—
Valuation allowance	(3,466)	(791)
	1,179,812	296,648
Deferred income tax liabilities:
Premium receivables and policy liabilities	202,753	—
VOBA and other intangibles	632,176	—
DAC and VOBA	—	1,073,499
Invested assets (other than unrealized gains (losses))	1,560,063	—
Net unrealized gains (losses) on investments	—	798,529
Other	—	36,484
	2,394,992	1,908,512
Net deferred income tax liability	$(1,215,180)	$(1,611,864)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The Company's income tax returns, except for MONY which files separately, are included in PLC's consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities. These liabilities were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2015 reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

In management's judgment, the gross deferred income tax asset as of December 31, 2015 (Successor Company), will more likely than not be fully realized. The Company has recognized a valuation allowance of $5.3 million and $1.2 million as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting unfavorable change of $4.1 million, before federal income taxes, increased state income tax expense in 2015 by the same amount.

In addition, included in the deferred income tax assets above is approximately $4.5 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2015 and 2035.

As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), some of the Company's fixed maturities were reported at an unrealized loss. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year's other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	As of December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Balance, beginning of period	$105,850	$168,076	$85,846	$74,335
Additions for tax positions of the current year	2,213	(5,010)	57,392	7,464
Additions for tax positions of prior years	1,812	1,149	34,371	6,787
Reductions of tax positions of prior years:
Changes in judgment	(644)	(58,365)	(9,533)	(2,740)
Settlements during the period	(100,294)	—	—	—
Lapses of applicable statute of limitations	—	—	—	—
Balance, end of period	$8,937	$105,850	$168,076	$85,846

Included in the end of period balance above, for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 and 2013 (Predecessor Company), are approximately $1.4 million, $94.9 million, $157.3 million, and $78.5 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $7.5 million, $11.0 million, $10.7 million, and $7.4 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 and 2013 (Predecessor Company), respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2015, 2014 or 2013, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of any balance sheet date ending in 2015, 2014, or 2013.

The Company believes that in the next 12 months none of these unrecognized tax benefits will be significantly increased or reduced.

In June 2012, the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. In October 2015, Appeals accepted the Company's earlier proposed settlement offer. In September 2015, the IRS proposed favorable and unfavorable adjustments to the Company's 2008 through 2011 reported taxable income. The Company agreed to these adjustments. The resulting net adjustment to the Company's current income taxes for the years 2003 through 2011 will not materially affect the Company or its effective tax rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The Company is currently under audit by the IRS for the years 2012 and 2013. As of December 31, 2015, no materially adverse adjustments to reported taxable income have been proposed.

In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2012. Nevertheless, certain of these pre-2012 years have pending U.S. tax refunds. Due to their size, these refunds are being reviewed by Congress' Joint Committee on Taxation. Furthermore, due to the afore-mentioned IRS adjustments to the Company's pre-2012 taxable income, the Company is amending certain of its 2003 through 2011 state income tax returns. Such amendments will cause such years to remain open, pending the states' acceptances of the returns. At this time, the Company believes that the Joint Committee's review of its U.S. tax refunds and the states' acceptance of its amending returns will be completed this year. The underlying statutes of limitations are expected to close in due course on or before June 30, 2017.

19.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$98,232	$21,567	$117,776	$110,301
Income taxes	(75,869)	(1)	159,724	(54,370)

20.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $4.6 million, $0.4 million, $4.9 million, and $4.9 million for the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $214.8 million, $19.0 million, $206.3 million, and $170.9 million for the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2015 and 2014 of $22.5 million and $19.5 million, respectively. There was no intercompany receivable with affiliates balance as of December 31, 2015 or December 31, 2014.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $45.3 million, $2.6 million, $33.4 million, and $40.0 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $10.0 million, $0.8 million, $16.5 million, and $16.4 million for the period of February 1, 2015 to December 31, 2015 (Successor Company) and the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2015, PLC was the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of an office building and parking deck which was completed on February 1, 2000. The synthetic lease was amended and restated as of December 19, 2013, wherein as of December 31, 2015, PLC continued to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GMWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. Under this support agreement, the Company issued a $55 million Letter of Credit during 2014. As of December 31, 2015 (Successor Company), the $55 million Letter of Credit executed by the Company was no longer issued and outstanding. Also in accordance with this agreement, $120 million of additional capital was provided to Shades Creek by PLC through cash capital contributions during the period of February 1, 2015 to December 31, 2015 (Successor Company). As of December 31, 2015 (Successor Company), Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

As of December 31, 2012, Shades Creek was a direct wholly owned insurance subsidiary of the Company. On April 1, 2013, the Company paid to its parent, PLC, a dividend that consisted of all outstanding stock of Shades Creek. The Company will continue to reinsure GMWB and GMDB riders to Shades Creek, which include a funds withheld account that is considered a derivative. For more information related to the derivative, refer to Note 22, Fair Value of Financial Instruments and Note 23, Derivative Financial Instruments. For cash flow purposes, portions of the dividend were treated as non-cash transactions.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

The following balances from Shades Creek's balance sheet as of March 31, 2013 with the exception of cash, were excluded from the Company's cash flow statement for the year ended December 31, 2013 (Predecessor Company):

As of March 31, 2013
(Dollars In Thousands)
Assets
Other long-term investments	$34,093
Short-term investments	745
Total investments	34,838
Cash	44,963
Accounts and premiums receivable	16,036
Deferred policy acquisition cost	123,847
Other assets	48,953
Total assets	$268,637
Liabilities
Future policy benefits and claims	$1,626
Other liabilities	178,321
Deferred income taxes	2,459
Total liabilities	182,406
Total equity	86,231
Total liabilities and equity	$268,637

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company's insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income for the Company was $440.0 million, $554.2 million, and $165.5 million for the year ended December 31, 2015, 2014 and 2013, respectively. Statutory capital and surplus for the Company was $3.8 billion and $3.5 billion as of December 31, 2015 and 2014, respectively.

The Company's insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

2016 is approximately $165.6 million. Additionally, as of December 31, 2015, approximately $960.2 million of consolidated shareowner's equity, excluding net unrealized gains on investments, represented restricted net assets of the Company's insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2015, the Company's total adjusted capital and company action level RBC were approximately $4.1 billion and $720.6 million, respectively, providing an RBC ratio of approximately 562%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2015, the Company's insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $43.8 million.

The states of domicile of the Company's insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance ("BOLI") separate account amounts at book value rather than at fair value.

The favorable (unfavorable) effects of the Company's statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2015	2014
	(Dollars In Millions)
Non-admission of goodwill	$(295)	$(310)
Total (net)	$(295)	$(310)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives", and a reserve difference related to a captive insurance company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The favorable (unfavorable) effects on the statutory surplus of the Company's insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2015	2014
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,715	$1,735
Accounting for Red Mountain Note as admitted asset	$500	$435
Reserving based on state specific actuarial practices	$117	$112
Reserving difference related to a captive insurance company	$(118)	$(87)

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,765,270	$3	$1,765,273
Commercial mortgage-backed securities	—	1,285,864	—	1,285,864
Other asset-backed securities	—	210,020	587,031	797,051
U.S. government-related securities	1,054,353	477,824	—	1,532,177
State, municipalities, and political subdivisions	—	1,603,600	—	1,603,600
Other government-related securities	—	17,740	—	17,740
Corporate securities	83	24,876,455	902,119	25,778,657
Preferred stock	43,073	19,614	—	62,687
Total fixed maturity securities — available-for-sale	1,097,509	30,256,387	1,489,153	32,843,049
Fixed maturity securities — trading Residential mortgage-backed securities	—	286,658	—	286,658
Commercial mortgage-backed securities	—	146,743	—	146,743
Other asset-backed securities	—	122,511	152,912	275,423
U.S. government-related securities	233,592	4,755	—	238,347
State, municipalities, and political subdivisions	—	313,354	—	313,354
Other government-related securities	—	58,827	—	58,827
Corporate securities	—	1,322,276	18,225	1,340,501
Preferred stock	2,794	1,402	—	4,196
Total fixed maturity securities — trading	236,386	2,256,526	171,137	2,664,049
Total fixed maturity securities	1,333,895	32,512,913	1,660,290	35,507,098
Equity securities	620,358	13,063	66,504	699,925
Other long-term investments(1)	113,699	141,487	68,384	323,570
Short-term investments	261,659	2,178	—	263,837
Total investments	2,329,611	32,669,641	1,795,178	36,794,430
Cash	212,358	—	—	212,358
Assets related to separate accounts
Variable annuity	12,829,188	—	—	12,829,188
Variable universal life	827,610	—	—	827,610
Total assets measured at fair value on a recurring basis	$16,198,767	$32,669,641	$1,795,178	$50,663,586
Liabilities:
Annuity account balances(2)	$—	$—	$92,512	$92,512
Other liabilities(1)	40,067	106,310	375,848	522,225
Total liabilities measured at fair value on a recurring basis	$40,067	$106,310	$468,360	$614,737

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2014 (Predecessor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,418,255	$3	$1,418,258
Commercial mortgage-backed securities	—	1,177,252	—	1,177,252
Other asset-backed securities	—	275,415	563,961	839,376
U.S. government-related securities	1,165,188	263,707	—	1,428,895
State, municipalities, and political subdivisions	—	1,684,014	3,675	1,687,689
Other government-related securities	—	20,172	—	20,172
Corporate securities	132	26,039,963	1,325,683	27,365,778
Total fixed maturity securities — available-for-sale	1,165,320	30,878,778	1,893,322	33,937,420
Fixed maturity securities — trading Residential mortgage-backed securities	—	288,114	—	288,114
Commercial mortgage-backed securities	—	151,111	—	151,111
Other asset-backed securities	—	105,118	169,461	274,579
U.S. government-related securities	245,563	4,898	—	250,461
State, municipalities, and political subdivisions	—	325,446	—	325,446
Other government-related securities	—	57,032	—	57,032
Corporate securities	—	1,447,333	24,744	1,472,077
Total fixed maturity securities — trading	245,563	2,379,052	194,205	2,818,820
Total fixed maturity securities	1,410,883	33,257,830	2,087,527	36,756,240
Equity securities	590,832	99,267	66,691	756,790
Other long-term investments(1)	119,997	106,079	44,625	270,701
Short-term investments	243,436	3,281	—	246,717
Total investments	2,365,148	33,466,457	2,198,843	38,030,448
Cash	268,286	—	—	268,286
Assets related to separate accounts
Variable annuity	13,157,429	—	—	13,157,429
Variable universal life	834,940	—	—	834,940
Total assets measured at fair value on a recurring basis	$16,625,803	$33,466,457	$2,198,843	$52,291,103
Liabilities:
Annuity account balances(2)	$—	$—	$97,825	$97,825
Other liabilities(1)	62,146	61,046	506,343	629,535
Total liabilities measured at fair value on a recurring basis	$62,146	$61,046	$604,168	$727,360

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 90% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2015 (Successor Company), the Company held $3.8 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2015, the Company held $739.9 million of Level 3 ABS, which included $587.0 million of other asset-backed securities classified as available-for-sale and $152.9 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Corporate Securities, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2015 (Successor Company), the Company classified approximately $28.7 billion of corporate securities, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2015 (Successor Company), the Company classified approximately $920.3 million of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2015 (Successor Company), the Company held approximately $79.6 million of equity securities classified as Level 2 and Level 3. Of this total, $65.7 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 23, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2015 (Successor Company), 82% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate and inflation swaps, options, and swaptions. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in "other long-term investments" and "other liabilities" on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — Derivative financial instruments". Refer to Note 23, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GMWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table with company experience, with attained age factors varying from 44.5% — 100%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GMWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB Mortality Table modified with

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

company experience, with attained age factors varying from 49% — 80%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life ("IUL") embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables modified with company experience, with attained age factors varying from 38% — 153%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in earnings. As of December 31, 2015 (Successor Company), the fair value of the embedded derivative is based upon the relationship between the statutory policy liabilities (net of policy loans) of $2.5 billion and the statutory unrealized gain (loss) of the securities of $184.1 million. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company's subsidiaries have entered into interest support, a yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2015 (Successor Company), was $18.2 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to Note 23, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II's obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $15.8 million as of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

December 31, 2015 (Successor Company), however, interest support agreement obligations to Golden Gate II of approximately $1.9 million have been collateralized by PLC. Re-evaluation, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreement. As of December 31, 2015 (Successor Company), no payments have been triggered under this agreement.

The YRT Premium support agreement provides that PLC will make payments to Golden Gate II in the event that YRT premium rates increase. The derivative is valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of this derivative as of December 31, 2015 (Successor Company), was $2.3 million. As of December 31, 2015 (Successor Company), no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate V and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2015 (Successor Company), was zero. As of December 31, 2015 (Successor Company), no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2015 (Successor Company), was a liability of $102.4 million.

Annuity Account Balances

The Company records certain of its FIA reserves at fair value. The fair value is considered a Level 3 valuation. The FIA valuation model calculates the present value of future benefit cash flows less the projected future profits to quantify the net liability that is held as a reserve. This calculation is done using multiple risk neutral stochastic equity scenarios. The cash flows are discounted using LIBOR plus a credit spread. Best estimate assumptions are used for partial withdrawals, lapses, expenses and asset earned rate with a risk margin applied to each. These assumptions are reviewed at least annually as a part of the formal unlocking process. If an event were to occur within a quarter that would make the assumptions unreasonable, the assumptions would be reviewed within the quarter.

The discount rate for the fixed indexed annuities is based on an upward sloping rate curve which is updated each quarter. The discount rates for December 31, 2015 (Successor Company), ranged from a one month rate of 0.61%, a 5 year rate of 2.43%, and a 30 year rate of 3.66%. A credit spread component is also included in the calculation to accommodate non-performance risk.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 587,031	Discounted cash flow	Liquidity premium Paydown rate	0.27% - 1.49% (0.42%) 10.20% - 14.72% (13.11%)
Corporate securities	875,810	Discounted cash flow	Spread over treasury	0.10% - 19.00% (2.61%)
Liabilities:
Embedded derivatives — GMWB(1)	$ 18,511	Actuarial cash flow model	Mortality Lapse	1994 MGDB table with company experience 0.3% - 15%, depending on product/duration/funded status of guarantee
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.18% - 1.04%
Annuity account balances(2)	92,512	Actuarial cash flow model	Asset earned rate	4.53% - 5.67%
			Expenses	$81 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	1994 MGDB table with company experience 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.18% - 1.04%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Successor Company
	Fair Value As of December 31, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 100,329	Actuarial cash flow model	Expenses	$81.50 per policy
			Withdrawal rate	1.1% - 4.5% depending on duration and tax qualification
			Mortality Lapse	1994 MGDB table with company experience 2.5% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.18% - 1.04%
Embedded derivative — IUL	29,629	Actuarial cash flow model	Mortality Lapse	38% - 153% of 2015 VBT Primary Tables 0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.18% - 1.04%

(1)  The fair value for the GMWB embedded derivative is presented as a net liability. Excludes modified coinsurance agreements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2015 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $197.5 million of financial instruments being classified as Level 3 as of December 31, 2015 (Successor Company). Of the $197.5 million, $152.9 million are other asset-backed securities and $44.6 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2015 (Successor Company), the Company held $66.5 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Predecessor Company
	Fair Value As of December 31, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 563,752	Discounted cash flow	Liquidity premium Paydown rate	0.39% - 1.49% (0.69%) 9.70% - 15.80% (12.08%)
Corporate securities	1,282,864	Discounted cash flow	Spread over treasury	0.33% - 7.50% (2.19%)
Liabilities:
Embedded derivatives — GMWB(1)	$ 25,927	Actuarial cash flow model	Mortality Lapse	44.5% to 100% of 1994 MGDB table 0.25% - 17%, depending on product/duration/funded status of guarantee
			Utilization	97% - 101%
			Nonperformance risk	0.12% - 0.96%
Annuity account balances(2)	97,825	Actuarial cash flow model	Asset earned rate	3.86% - 5.92%
			Expenses	$88 - $102 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.12% - 0.96%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Predecessor Company
	Fair Value As of December 31, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 124,465	Actuarial cash flow model	Expenses	$83 - $97 per policy
			Withdrawal rate	1.1% - 4.5% depending on duration and tax qualification
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.12% - 0.96%
Embedded derivative — IUL	6,691	Actuarial cash flow model	Mortality Lapse	37% - 74% of 2008 VBT Primary Tables 0.5% - 10%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.12% - 0.96%

(1)  The fair value for the GMWB embedded derivative is presented as a net asset. Excludes modified coinsurance arrangements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2014 (Predecessor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $237.2 million of financial instruments being classified as Level 3 as of December 31, 2014 (Predecessor Company). Of the $237.2 million, $169.7 million are other asset backed securities and $67.5 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2014 (Predecessor Company), the Company held $70.4 million of financial instruments where book value approximates fair value. Of the $70.4 million, $66.7 million represents equity securities, which are predominantly FHLB stock and $3.7 million of other fixed maturity securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities.

The fair value of corporate securities classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GMWB embedded derivative is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GMWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA account balance liability is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of February 1, 2015 to December 31, 2015 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	603,646	—	11,040	(92)	(17,076)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	1,307,259	4,367	24,490	(963)	(52,898)
Total fixed maturity securities — available-for-sale	1,914,583	4,367	35,530	(1,055)	(69,974)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	169,473	6,260	—	(7,967)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	25,130	501	—	(1,407)	—
Total fixed maturity securities — trading	194,603	6,761	—	(9,374)	—
Total fixed maturity securities	2,109,186	11,128	35,530	(10,429)	(69,974)
Equity securities	66,691	—	44	—	—
Other long-term investments(1)	64,200	52,792	—	(48,608)	—
Short-term investments	—	—	—	—	—
Total investments	2,240,077	63,920	35,574	(59,037)	(69,974)
Total assets measured at fair value on a recurring basis	$2,240,077	$63,920	$35,574	$(59,037)	$(69,974)
Liabilities:
Annuity account balances(2)	$98,279	$—	$—	$(6,156)	$—
Other liabilities(1)	530,118	278,171	—	(123,901)	—
Total liabilities measured at fair value on a recurring basis	$628,397	$278,171	$—	$(130,057)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers of securities into Level 3.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $166.6 million of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(9,677)	—	—	—	(810)	587,031	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	(3,675)	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	199,924	(407,052)	—	—	(164,588)	(8,420)	902,119	—
Total fixed maturity securities — available-for-sale	199,924	(420,404)	—	—	(164,588)	(9,230)	1,489,153	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	2,000	(15,154)	—	—	(1,982)	282	152,912	(5,804)
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	—	(5,805)	—	—	—	(194)	18,225	(1,430)
Total fixed maturity securities — trading	2,000	(20,959)	—	—	(1,982)	88	171,137	(7,234)
Total fixed maturity securities	201,924	(441,363)	—	—	(166,570)	(9,142)	1,660,290	(7,234)
Equity securities	—	(231)	—	—	—	—	66,504	—
Other long-term investments(1)	—	—	—	—	—	—	68,384	4,184
Short-term investments	—	—	—	—	—	—	—	—
Total investments	201,924	(441,594)	—	—	(166,570)	(9,142)	1,795,178	(3,050)
Total assets measured at fair value on a recurring basis	$201,924	$(441,594)	$—	$—	$(166,570)	$(9,142)	$1,795,178	$(3,050)
Liabilities:
Annuity account balances(2)	$—	$—	$368	$12,291	$—	$—	$92,512	$—
Other liabilities(1)	—	—	—	—	—	—	375,848	154,270
Total liabilities measured at fair value on a recurring basis	$—	$—	$368	$12,291	$—	$—	$468,360	$154,270

observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2015 (Successor Company).

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $90.4 million of securities were transferred from Level 2 to Level 1.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $21.0 million of securities were transferred from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	563,961	—	—	—	(3,867)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	1,325,683	—	12,282	—	(23,029)
Total fixed maturity securities — available-for-sale	1,893,322	—	12,282	—	(26,896)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	169,461	586	—	(139)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	24,744	602	—	(196)	—
Total fixed maturity securities — trading	194,205	1,188	—	(335)	—
Total fixed maturity securities	2,087,527	1,188	12,282	(335)	(26,896)
Equity securities	66,691	—	—	—	—
Other long-term investments(1)	44,625	16,617	—	(15,166)	—
Short-term investments	—	—	—	—	—
Total investments	2,198,843	17,805	12,282	(15,501)	(26,896)
Total assets measured at fair value on a recurring basis	$2,198,843	$17,805	$12,282	$(15,501)	$(26,896)
Liabilities:
Annuity account balances(2)	$97,825	$—	$—	$(536)	$—
Other liabilities(1)	506,343	61	—	(125,995)	—
Total liabilities measured at fair value on a recurring basis	$604,168	$61	$—	$(126,531)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), $43.2 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of January 31, 2015 (Predecessor Company). All transfers are recognized as of the end of the period.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(32)	—	—	43,205	379	603,646	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	3,675	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	—	(7,062)	—	—	—	(615)	1,307,259	—
Total fixed maturity securities — available-for-sale	—	(7,094)	—	—	43,205	(236)	1,914,583	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(472)	—	—	—	37	169,473	447
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	—	(20)	—	—	—	—	25,130	406
Total fixed maturity securities — trading	—	(492)	—	—	—	37	194,603	853
Total fixed maturity securities	—	(7,586)	—	—	43,205	(199)	2,109,186	853
Equity securities	—	—	—	—	—	—	66,691	—
Other long-term investments(1)	—	—	—	—	—	—	46,076	1,451
Short-term investments	—	—	—	—	—	—	—	—
Total investments	—	(7,586)	—	—	43,205	(199)	2,221,953	2,304
Total assets measured at fair value on a recurring basis	$—	$(7,586)	$—	$—	$43,205	$(199)	$2,221,953	$2,304
Liabilities:
Annuity account balances(2)	$—	$—	$7	$419	$—	$—	$97,949	$—
Other liabilities(1)	—	—	—	—	—	—	632,277	(125,934)
Total liabilities measured at fair value on a recurring basis	$—	$—	$7	$419	$—	$—	$730,226	$(125,934)

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 3 to Level 2.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 2 to Level 1 and there were no transfers out of Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2014 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$28	$—	$—	$—	$(1)
Commercial mortgage-backed securities			—	—	—
Other asset-backed securities	545,808	—	36,395	(248)	(8,033)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	1,549,940	1,183	67,955	(2)	(33,553)
Total fixed maturity securities — available-for-sale	2,099,451	1,183	104,350	(250)	(41,587)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	11	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	194,977	9,507	—	(5,508)	—
U.S. government-related securities		—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	29,199	1,294	—	(1,098)	—
Total fixed maturity securities — trading	224,176	10,812	—	(6,606)	—
Total fixed maturity securities	2,323,627	11,995	104,350	(6,856)	(41,587)
Equity securities	67,979	—	1,192	—	(261)
Other long-term investments(1)	98,886	4,979	—	(59,240)	—
Short-term investments	—	—	—	—	—
Total investments	2,490,492	16,974	105,542	(66,096)	(41,848)
Total assets measured at fair value on a recurring basis	$2,490,492	$16,974	$105,542	$(66,096)	$(41,848)
Liabilities:
Annuity account balances(2)	$107,000	$—	$—	$(4,307)	$—
Other liabilities(1)	233,738	22,547	—	(295,152)	—
Total liabilities measured at fair value on a recurring basis	$340,738	$22,547	$—	$(299,459)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2014 (Predecessor Company), $31.0 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2014 (Predecessor Company).

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(24)	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(10,064)	—	—	—	103	563,961	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	3,675	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	139,029	(226,073)	—	—	(162,236)	(10,560)	1,325,683	—
Total fixed maturity securities — available-for-sale	139,029	(236,161)	—	—	(162,236)	(10,457)	1,893,322	—
Fixed maturity securities — trading
Residential mortgage-backed securities	842	—	—	—	(853)	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(30,462)	—	—	—	947	169,461	1,083
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	5,839	(10,770)	—	—	4	276	24,744	(121)
Total fixed maturity securities — trading	6,681	(41,232)	—	—	(849)	1,223	194,205	962
Total fixed maturity securities	145,710	(277,393)	—	—	(163,085)	(9,234)	2,087,527	962
Equity securities	9,551	(1,119)	—	—	(10,651)	—	66,691	—
Other long-term investments(1)	—	—	—	—	—	—	44,625	(54,261)
Short-term investments	—	—	—	—	—	—	—	—
Total investments	155,261	(278,512)	—	—	(173,736)	(9,234)	2,198,843	(53,299)
Total assets measured at fair value on a recurring basis	$155,261	$(278,512)	$—	$—	$(173,736)	$(9,234)	$2,198,843	$(53,299)
Liabilities:
Annuity account balances(2)	$—	$—	$685	$14,167	$—	$—	$97,825	$—
Other liabilities(1)	—	—	—	—	—	—	506,343	(272,605)
Total liabilities measured at fair value on a recurring basis	$—	$—	$685	$14,167	$—	$—	$604,168	$(272,605)

For the year ended December 31, 2014 (Predecessor Company), $204.7 million of securities were transferred out of Level 3. This amount was transferred into Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2014 (Predecessor Company), there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2014 (Predecessor Company), there were no transfers from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

		Successor Company		Predecessor Company
		As of December 31, 2015		As of December 31, 2014
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)			(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$5,662,812	$5,529,803	$5,133,780	$5,524,059
Policy loans	3	1,699,508	1,699,508	1,758,237	1,758,237
Fixed maturities, held-to-maturity(1)	3	593,314	515,000	435,000	458,422
Liabilities:
Stable value product account balances	3	$2,131,822	$2,124,712	$1,959,488	$1,973,624
Annuity account balances	3	10,719,862	10,274,571	10,950,729	10,491,775
Debt:
Non-recourse funding obligations(2)	3	$1,951,563	$1,621,773	$1,527,752	$1,753,183

Except as noted below, fair values were estimated using quoted market prices.

(1)  Security purchased from unconsolidated subsidiary, Red Mountain LLC.

(2)  Of this carrying amount $500.0 million, fair value of $495.5 million, as of December 31, 2015 (Successor Company) and $435.0 million, fair value of $461.4 million, as of December 31, 2014 (Predecessor Company), relates to non-recourse funding obligations issued by Golden Gate V.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

Stable Value Product and Annuity Account Balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

23.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI").

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit Derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

•  Funds Withheld Agreement

•  Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, a YRT premium support agreement, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments".

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  In connection with the issuance of inflation-adjusted funding agreements, the Company has entered into swaps to essentially convert the floating CPI-linked interest rate on these agreements to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate primarily determined by the period's change in the CPI. The amounts that are received on the swaps are almost equal to the amounts that are paid on the agreements. None of these positions were held as of December 31, 2015 (Successor Company), as these funding agreements and correlating swaps matured in June 2015.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity, interest rate, currency, and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company uses equity options, variance swaps, and volatility options to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products. In general, the cost of such benefits varies with the level of equity markets and overall volatility.

•  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products.

•  The Company markets certain VA products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•  The Company uses equity, futures, and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company uses equity options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•  The Company uses equity, futures, and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company uses certain interest rate swaps to mitigate the price volatility of fixed maturities. None of these positions were held as of December 31, 2015 (Successor Company).

•  The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreement, and two portfolio maintenance agreements with PLC.

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company is involved in various modified coinsurance which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) — derivative financial instruments

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures — VA	$(14,818)	$1,413	$27,801	$(31,216)
Equity futures — VA	(5,033)	9,221	(26,104)	(52,640)
Currency futures — VA	7,169	7,778	14,433	(469)
Variance swaps — VA	—	—	(744)	(11,310)
Equity options — VA	(27,733)	3,047	(41,216)	(95,022)
Volatility options — VA	—	—	—	(115)
Interest rate swaptions — VA	(13,354)	9,268	(22,280)	1,575
Interest rate swaps — VA	(85,942)	122,710	214,164	(157,408)
Embedded derivative — GMWB	6,512	(68,503)	(119,844)	162,737
Funds withheld derivative	30,117	(9,073)	47,792	71,862
Total derivatives related to VA contracts	(103,082)	75,861	94,002	(112,006)
Derivatives related to FIA contracts:
Embedded derivative — FIA	(738)	1,769	(16,932)	(942)
Equity futures — FIA	(355)	(184)	870	173
Volatility futures — FIA	5	—	20	(5)
Equity options — FIA	1,211	(2,617)	9,906	1,866
Total derivatives related to FIA contracts	123	(1,032)	(6,136)	1,092
Derivatives related to IUL contracts:
Embedded derivative — IUL	(614)	(486)	(8)	—
Equity futures — IUL	144	3	15	—
Equity options — IUL	(540)	(115)	150	—
Total derivatives related to IUL contracts	(1,010)	(598)	157	—
Embedded derivative — Modco reinsurance treaties	166,092	(68,026)	(105,276)	205,176
Interest rate swaps	—	—	—	2,985
Derivatives with PLC(1)	(3,778)	15,863	4,085	(15,072)
Other derivatives	91	(37)	(324)	(14)
Total realized gains (losses) — derivatives	$58,436	$22,031	$(13,492)	$82,161

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following table sets forth realized investments gains and losses for the Modco trading portfolio that is included in realized investment gains (losses) — all other investments:

Realized investment gains (losses) — all other investments

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Modco trading portfolio(1)	$(167,359)	$73,062	$142,016	$(178,134)

(1)  The Company elected to include the use of alternate disclosures for trading activities.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)	(Ineffective Portion)
		Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
Successor Company
February 1, 2015 to December 31, 2015
Inflation	$(131)	$(131)	$73
Total	$(131)	$(131)	$73
Predecessor Company
January 1, 2015 to January 31, 2015
Inflation	$13	$(36)	$(7)
Total	$13	$(36)	$(7)
Predecessor Company
For The Year Ended December 31, 2014
Inflation	$(4)	$(1,777)	$(223)
Total	$(4)	$(1,777)	$(223)
Predecessor Company
For The Year Ended December 31, 2013
Inflation	$1,130	$(2,349)	$(190)
Total	$1,130	$(2,349)	$(190)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	Successor Company		Predecessor Company
	As of December 31, 2015		As of December 31, 2014
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Other long-term investments
Derivatives not designated as hedging instruments:
Interest rate swaps	$1,435,000	$66,408	$1,550,000	$50,743
Derivatives with PLC(1)	1,619,200	18,161	1,497,010	6,077
Embedded derivative — Modco reinsurance treaties	64,593	1,215	25,760	1,051
Embedded derivative — GMWB	1,723,081	49,007	1,302,895	37,497
Interest rate futures	282,373	1,537	27,977	938
Equity futures	262,485	1,275	26,483	427
Currency futures	226,936	2,499	197,648	2,384
Equity options	2,198,340	179,458	1,921,167	163,212
Interest rate swaptions	225,000	3,663	625,000	8,012
Other	242	347	242	360
	$8,037,250	$323,570	$7,174,182	$270,701
Other liabilities
Cash flow hedges:
Inflation	$—	$—	$40,469	$142
Derivatives not designated as hedging instruments:
Interest rate swaps	475,000	16,579	275,000	3,599
Embedded derivative — Modco reinsurance treaties	2,473,427	178,362	2,562,848	311,727
Funds withheld derivative	1,149,664	102,378	1,233,424	57,305
Embedded derivative — GMWB	1,834,308	67,528	1,702,899	63,460
Embedded derivative — FIA	1,110,790	100,329	749,933	124,465
Embedded derivative — IUL	57,760	29,629	12,019	6,691
Interest rate futures	793,763	1,539	—	—
Equity futures	233,412	2,599	385,256	15,069
Currency futures	46,692	1,115	—	—
Equity options	1,205,204	22,167	699,295	47,077
	$9,380,020	$522,225	$7,661,143	$629,535

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

The Company reclassified the remaining balance of its cash flow hedge derivative financial instruments out of accumulated other comprehensive income (loss) into earnings during the period of February 1, 2015 to December 31, 2015 (Successor Company) as these derivative financial instruments matured in June of 2015.

24.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 12, Debt and Other Obligations for details of the Company's repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2015 (Successor Company):

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$254,840	$—	$254,840	$42,382	$105,842	$106,616
Total derivatives, subject to a master netting arrangement or similar arrangement	254,840	—	254,840	42,382	105,842	106,616
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	1,215	—	1,215	—	—	1,215
Embedded derivative — GMWB	49,007	—	49,007	—	—	49,007
Derivatives with PLC	18,161	—	18,161	—	—	18,161
Other	347	—	347	—	—	347
Total derivatives, not subject to a master netting arrangement or similar arrangement	68,730	—	68,730	—	—	68,730
Total derivatives	323,570	—	323,570	42,382	105,842	175,346
Total Assets	$323,570	$—	$323,570	$42,382	$105,842	$175,346

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$43,999	$—	$43,999	$42,382	$1,617	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	43,999	—	43,999	42,382	1,617	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	178,362	—	178,362	—	—	178,362
Funds withheld derivative	102,378	—	102,378	—	—	102,378
Embedded derivative — GMWB	67,528	—	67,528	—	—	67,528
Embedded derivative — FIA	100,329	—	100,329	—	—	100,329
Embedded derivative — IUL	29,629	—	29,629	—	—	29,629
Total derivatives, not subject to a master netting arrangement or similar arrangement	478,226	—	478,226	—	—	478,226
Total derivatives	522,225	—	522,225	42,382	1,617	478,226
Repurchase agreements(1)	438,185	—	438,185	—	—	438,185
Total Liabilities	$960,410	$—	$960,410	$42,382	$1,617	$916,411

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2014 (Predecessor Company).

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$225,716	$—	$225,716	$53,612	$73,935	$98,169
Total derivatives, subject to a master netting arrangement or similar arrangement	225,716	—	225,716	53,612	73,935	98,169
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	1,051	—	1,051	—	—	1,051
Embedded derivative — GMWB	37,497	—	37,497	—	—	37,497
Derivatives with PLC	6,077	—	6,077	—	—	6,077
Other	360	—	360	—	—	360
Total derivatives, not subject to a master netting arrangement or similar arrangement	44,985	—	44,985	—	—	44,985
Total derivatives	270,701	—	270,701	53,612	73,935	143,154
Total Assets	$270,701	$—	$270,701	$53,612	$73,935	$143,154

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$65,887	$—	$65,887	$53,612	$12,258	$17
Total derivatives, subject to a master netting arrangement or similar arrangement	65,887	—	65,887	53,612	12,258	17
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	311,727	—	311,727	—	—	311,727
Funds withheld derivative	57,305	—	57,305	—	—	57,305
Embedded derivative — GMWB	63,460	—	63,460	—	—	63,460
Embedded derivative — FIA	124,465	—	124,465	—	—	124,465
Embedded derivative — IUL	6,691	—	6,691	—	—	6,691
Total derivatives, not subject to a master netting arrangement or similar arrangement	563,648	—	563,648	—	—	563,648
Total derivatives	629,535	—	629,535	53,612	12,258	563,665
Repurchase agreements(1)	50,000	—	50,000	—	—	50,000
Total Liabilities	$679,535	$—	$679,535	$53,612	$12,258	$613,665

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS

The Company has several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. There were no changes to the Company's operating segments made or required to be made as a result of the Merger on February 1, 2015. A brief description of each segment follows.

•  The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance ("traditional") products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and variable annuity products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company recently terminated its funding agreement-backed notes program registered with the SEC and, on October 2, 2015, established an unregistered funding agreement-backed notes program.

•  The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles and recreational vehicles. In addition, the segment markets a guaranteed asset protection ("GAP") product. GAP coverage covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss.

•  The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated overhead, and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various investment-related transactions, the operations of several small subsidiaries, and the repurchase of non-recourse funding obligations.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income and assets. Segment operating income (loss) is income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to DAC, VOBA, and benefits and settlement expenses. Operating earnings exclude changes in the GMWB embedded derivatives (excluding the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

portion attributed to economic cost), actual GMWB incurred claims and the related amortization of DAC/VOBA attributed to each of these items.

Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable. The goodwill as of December 31, 2015 (Successor Company), was the result of the Dai-ichi Merger. The purchase price was allocated to the segments in proportion to the segment's respective fair value. The allocated purchase price in excess of the fair value of assets and liabilities of each segment resulted in the establishment of that segment's goodwill as of the date of the Merger.

There were no significant intersegment transactions during the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company).

The following tables summarize financial information for the Company's segments (Predecessor and Successor period are not comparable):

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Revenues
Life Marketing	$1,316,832	$133,361	$1,421,795	$1,324,409
Acquisitions	1,333,430	139,761	1,720,179	1,186,579
Annuities	396,651	130,918	785,176	569,004
Stable Value Products	79,670	8,181	127,708	122,974
Asset Protection	294,657	24,566	305,396	296,782
Corporate and Other	65,802	22,859	103,953	104,922
Total revenues	$3,487,042	$459,646	$4,464,207	$3,604,670
Segment Operating Income (Loss)
Life Marketing	$54,864	$(2,271)	$116,875	$106,812
Acquisitions	194,654	20,134	254,021	154,003
Annuities	146,828	11,363	204,015	166,278
Stable Value Products	56,581	4,529	73,354	80,561
Asset Protection	17,632	1,907	26,274	20,148
Corporate and Other	(118,832)	(16,662)	(99,048)	(74,620)
Total segment operating income	351,727	19,000	575,491	453,182
Realized investment (losses) gains — investments(1)(3)	(185,202)	89,414	151,035	(140,236)
Realized investment (losses) gains — derivatives(2)	87,663	24,433	12,263	109,553
Income tax expense	(74,491)	(44,325)	(246,838)	(130,897)
Net income	$179,697	$88,522	$491,951	$291,602

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
(1) Investment gains (losses)	$(193,928)	$80,672	$198,027	$(143,984)
Less: amortization related to DAC/VOBA and benefits and settlement expenses	(8,726)	(8,742)	46,992	(3,748)
Realized investment gains (losses) — investments	$(185,202)	$89,414	$151,035	$(140,236)
(2) Derivative gains (losses)	$58,436	$22,031	$(13,492)	$82,161
Less: VA GMWB economic cost	(29,227)	(2,402)	(25,755)	(27,392)
Realized investment gains (losses) — derivatives	$87,663	$24,433	$12,263	$109,553
Net investment income
Life Marketing	$446,518	$47,622	$553,006	$521,219
Acquisitions	639,422	71,088	874,653	617,298
Annuities	296,839	37,189	465,849	468,329
Stable Value Products	78,459	6,888	107,170	123,798
Asset Protection	14,042	1,540	18,830	19,046
Corporate and Other	57,516	278	78,505	86,498
Total net investment income	$1,532,796	$164,605	$2,098,013	$1,836,188
Amortization of DAC and VOBA
Life Marketing	$107,811	$4,813	$175,807	$25,774
Acquisitions	2,035	5,033	60,031	72,762
Annuities	(41,071)	(6,999)	47,448	31,498
Stable Value Products	43	25	380	398
Asset Protection	26,219	1,858	24,169	23,603
Corporate and Other	27	87	485	625
Total amortization of DAC and VOBA	$95,064	$4,817	$308,320	$154,660

(3)  Includes credit related other-than-temporary impairments of $27.0 million, $0.5 million, $7.3 million, and $22.4 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

Successor Company
	Operating Segment Assets As of December 31, 2015
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,258,639	$19,879,988	$19,715,901	$2,006,263
Deferred policy acquisition costs and value of business acquired	1,119,515	(178,662)	578,742	2,357
Other intangibles	319,623	39,658	196,780	9,389
Goodwill	200,274	14,524	336,677	113,813
Total assets	$14,898,051	$19,755,508	$20,828,100	$2,131,822
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$766,294	$9,464,906	$—	$65,091,991
Deferred policy acquisition costs and value of business acquired	40,421	—	—	1,562,373
Other intangibles	79,681	—	—	645,131
Goodwill	67,155	—	—	732,443
Total assets	$953,551	$9,464,906	$—	$68,031,938
Predecessor Company
	Operating Segment Assets As of December 31, 2014
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,858,491	$19,858,284	$20,678,948	$1,958,867
Deferred policy acquisition costs and value of business acquired	1,973,156	600,482	539,965	621
Goodwill	—	29,419	—	—
Total assets	$15,831,647	$20,488,185	$21,218,913	$1,959,488
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$832,887	$9,572,018	$—	$66,759,495
Deferred policy acquisition costs and value of business acquired	40,503	319	—	3,155,046
Goodwill	48,158	—	—	77,577
Total assets	$921,548	$9,572,337	$—	$69,992,118

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

26.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company) is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner's equity, and cash flows for a period of several quarters.

	First Quarter(1)	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Successor Company February 1, 2015 to December 31, 2015
Premiums and policy fees	$506,386	$828,058	$793,572	$864,806
Reinsurance ceded	(146,813)	(351,196)	(312,256)	(364,606)
Net of reinsurance ceded	359,573	476,862	481,316	500,200
Net investment income	272,211	408,147	413,544	438,894
Realized investment gains (losses)	(40,004)	(97,515)	37,140	(35,113)
Other income	49,181	75,459	74,671	72,476
Total revenues	640,961	862,953	1,006,671	976,457
Total benefits and expenses	616,425	898,520	850,550	867,359
Income before income tax	24,536	(35,567)	156,121	109,098
Income tax expense	8,116	(9,991)	42,542	33,824
Net income	$16,420	$(25,576)	$113,579	$75,274

(1)  First quarter includes February 1, 2015 to March 31, 2015

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Predecessor Company For The Year Ended December 31, 2014
Premiums and policy fees	$812,323	$848,183	$755,300	$867,263
Reinsurance ceded	(333,506)	(348,255)	(283,104)	(430,878)
Net of reinsurance ceded	478,817	499,928	472,196	436,385
Net investment income	514,037	525,576	532,861	525,539
Realized investment gains (losses)	30,981	42,386	39,299	71,869
Other income	65,514	71,296	72,404	85,119
Total revenues	1,089,349	1,139,186	1,116,760	1,118,912
Total benefits and expenses	937,738	966,571	932,640	888,469
Income before income tax	151,611	172,615	184,120	230,443
Income tax expense	49,062	56,572	62,287	78,917
Net income	$102,549	$116,043	$121,833	$151,526

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

26.  CONSOLIDATED QUARTERLY RESULTS — (Continued)

January 1, 2015 to January 31, 2015
(Dollars In Thousands)
Predecessor Company
Premiums and policy fees	$260,582
Reinsurance ceded	(91,632)
Net of reinsurance ceded	168,950
Net investment income	164,605
Realized investment gains (losses)	102,703
Other income	23,388
Total revenues	459,646
Total benefits and expenses	326,799
Income before income tax	132,847
Income tax expense	44,325
Net income	$88,522

27.  SUBSEQUENT EVENTS

On January 15, 2016, the Company completed the transaction contemplated by the Master Agreement with GLAIC. Pursuant to the Master Agreement, on January 15, 2016, the Company entered into a reinsurance agreement (the "Reinsurance Agreement") under the terms of which the Company coinsures certain term life insurance business of GLAIC (the "GLAIC Block"). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company ("Golden Gate"), a wholly owned subsidiary of the Company, and Steel City, LLC ("Steel City"), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of "XXX" reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company ("WCL"), a direct wholly owned subsidiary. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the "Risk-Takers") provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is "non-recourse" to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. The estimated average annual expense of the credit enhancement under generally accepted accounting principles is approximately $3.1 million, after-tax. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

27.  SUBSEQUENT EVENTS — (Continued)

The Company has evaluated the effects of events subsequent to December 31, 2015 (Successor Company), and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Successor Company February 1, 2015 to December 31, 2015
Life Marketing	$1,119,515	$13,869,102	$134	$371,618	$882,171	$446,518	$1,109,840	$107,811	$58,609	$148
Acquisitions	(178,662)	14,508,877	3,082	4,254,579	690,741	639,422	1,067,482	2,035	89,960	32,134
Annuities	578,742	1,196,131	—	7,090,171	62,583	296,839	224,934	(41,071)	123,585	—
Stable Value Products	2,357	—	—	2,131,822	—	78,459	19,348	43	2,620	—
Asset Protection	40,421	60,585	647,186	—	168,780	14,042	99,216	26,219	151,590	161,869
Corporate and Other	—	68,495	803	73,066	13,676	57,516	14,568	27	176,038	13,583
Total	$1,562,373	$29,703,190	$651,205	$13,921,256	$1,817,951	$1,532,796	$2,535,388	$95,064	$602,402	$207,734
Predecessor Company For The Year Ended December 31, 2014
Life Marketing	$1,973,156	$14,077,360	$772,880	$349,698	$854,186	$553,006	$1,075,386	$175,807	$47,688	$151
Acquisitions	600,482	14,740,562	3,473	4,770,181	772,020	874,653	1,247,836	60,031	122,349	35,857
Annuities	539,965	1,015,928	120,850	7,190,908	75,446	465,849	314,488	47,448	115,643	—
Stable Value Products	621	—	—	1,959,488	—	107,170	35,559	380	1,413	—
Asset Protection	40,503	46,963	616,908	—	169,212	18,830	93,193	24,169	161,760	160,948
Corporate and Other	319	63,664	890	70,267	16,462	78,505	20,001	485	181,782	16,388
Total	$3,155,046	$29,944,477	$1,515,001	$14,340,542	$1,887,326	$2,098,013	$2,786,463	$308,320	$630,635	$213,344
For The Year Ended December 31, 2013
Life Marketing	$2,071,470	$13,504,869	$812,929	$311,290	$796,109	$521,219	$1,143,132	$25,774	$46,263	$173
Acquisitions	799,255	15,112,574	4,680	4,734,487	519,477	617,298	851,386	72,762	78,244	24,781
Annuities	554,974	1,037,348	102,734	7,228,119	80,343	468,329	318,173	31,498	110,266	—
Stable Value Products	1,001	—	—	2,559,552	—	123,798	41,793	398	1,805	—
Asset Protection	49,276	49,362	578,755	1,556	165,807	19,046	97,174	23,603	155,857	157,629
Corporate and Other	646	67,805	1,296	64,181	18,149	86,498	22,330	625	161,088	18,141
Total	$3,476,622	$29,771,958	$1,500,394	$14,899,185	$1,579,885	$1,836,188	$2,473,988	$154,660	$553,523	$200,724

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES (Continued)

Segment	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Predecessor Company January 1, 2015 to January 31, 2015
Life Marketing	$84,926	$47,622	$123,179	$4,813	$7,124	$12
Acquisitions	62,343	71,088	101,926	5,033	9,041	2,134
Annuities	6,355	37,189	30,047	(6,999)	9,333	—
Stable Value Products	—	6,888	2,255	25	79	—
Asset Protection	13,983	1,540	7,447	1,858	13,354	13,330
Corporate and Other	1,343	278	1,721	87	16,476	1,345
Total	$168,950	$164,605	$266,575	$4,817	$55,407	$16,821

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
February 1, 2015 to December 31, 2015
Life insurance in-force	$727,705,256	$(368,142,294)	$39,546,742	$399,109,704		9.9%
Premiums and policy fees:
Life insurance	2,360,643	(1,058,706)	308,280	1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951
	Predecessor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
January 1, 2015 to January 31, 2015(2)
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014:
Life insurance in-force	$721,036,332	$(388,890,060)	$43,237,358	$375,383,630		11.5%
Premiums and policy fees:
Life insurance	2,603,956	(1,279,908)	349,934	1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326
For The Year Ended December 31, 2013:
Life insurance in-force	$726,697,151	$(416,809,287)	$46,752,176	$356,640,040		13.1%
Premiums and policy fees:
Life insurance	2,371,872	(1,299,631)	306,921	1,379,162	(1)	22.3%
Accident/health insurance	45,262	(20,011)	24,291	49,542		49.0
Property and liability insurance	210,999	(67,795)	7,977	151,181		5.3
Total	$2,628,133	$(1,387,437)	$339,189	$1,579,885

(1)  Includes annuity policy fees of $77.2 million, $7.7 million $92.8 million, and $88.7 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014, and 2013 (Predecessor Company), respectively.

(2)  January 31, 2015 (Predecessor Company) balance sheet information is not presented in our consolidated financial statements, therefore January 31, 2015 Life Insurance In-Force has been omitted from this schedule.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2015
Allowance for losses on commercial mortgage loans	$—	$2,561	$—	$(2,561)	$—
	Predecessor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of January 31, 2015
Allowance for losses on commercial mortgage loans	$5,720	$(2,359)	$—	$(861)	$2,500
As of December 31, 2014
Allowance for losses on commercial mortgage loans	$3,130	$3,265	$—	$(675)	$5,720

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life Insurance Company ("PLICO") authorizing establishment of the Protective Life Variable Annuity Separate Account(1)

2.  Not applicable

3.  (a)  Distribution Agreement between IDI and PLICO(11)

(b)  Second Amended Distribution Agreement between IDI and PLICO(15)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(13)

(b)  Contract Schedule for Individual Contracts(13)

(c)  Guaranteed Account Endorsement(13)

(d)  Qualified Retirement Plan Endorsement(12)

(e)  Roth IRA Endorsement(12)

(f)  Traditional IRA Endorsement(12)

(g)  Return of Purchase Payments Death Benefit Rider(13)

(h)  Annuitization Bonus Endorsement(12)

(i)  Waiver of Surrender Charge for Terminal Illness or Nursing Home Confinement(12)

(j)  Allocation Adjustment Program Endorsement(13)

5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(13)

6.  (a)  2011 Amended and Restated Charter of Protective Life Insurance Company(11)

(b)  2011 Amended and Restated Bylaws of Protective Life Insurance Company(11)

7.  Reinsurance Agreement not applicable

8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(2)

(b)  Participation Agreement (MFS Variable Insurance Trust)(2)

(c)  Participation Agreement (Lord Abbett Series Fund)(4)

(d)  Form of Participation Agreement for Service Class Shares (Oppenheimer Variable Account Funds)(3)

(e)  Form of Amended and Restated Participation Agreement (MFS Variable Insurance Trust)(3)

(f)  Form of Participation Agreement (Goldman Sachs Variable Insurance Trust)(5)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(10)

(g)  Participation Agreement (Fidelity Variable Insurance Products)(6)

(h)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products)(7)

(i)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(7)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(10)

(j)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products)(8)

(k)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(8)

(l)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(8)

(m)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(8)

(n)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust)(8)

(o)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(8)

(p)  Participation Agreement (Legg Mason)(9)

(q)  Participation Agreement (PIMCO)(9)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO)(10)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO)(10)

(r)  Participation Agreement (Royce Capital)(9)

(s)  Rule 22c-2 Information Sharing Agreement (Royce)(9)

(t)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(10)

(u)  Participation Agreement (Rydex and Guggenheim)(14)

(v)  Participation Agreement (Clayton Street Trust)(16)

(w)  Rule 22c-2 Agreement (Clayton Street Trust)(16)

(x)  Participation Agreement (American Funds Insurance Series)(17)

(y)  Rule 22c-2 Shareholder Information Agreement (American Funds Insurance Series)(17)

9.  Opinion and Consent of Max Berueffy, Esq.(13)

10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP(18)

(b)  Consent of PricewaterhouseCoopers LLP(18)

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Powers of attorney(16)

(1)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on February 23, 1994.

(2)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement, (File No. 33-70984) filed with the Commission on April 30, 1997.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 47 to the Form N-4 Registration Statement, (File No. 333-94047), filed with the Commission on April 30, 2003.

(4)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047), filed with the Commission on April 25, 2002.

(5)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-112892), filed with the Commission on February 17, 2004.

(6)  Incorporated herein by reference to Pre-Effective Amendment No.1 to the Form N-4 Registration Statement
(File No. 333-107331), filed with the Commission on November 26, 2003.

(7)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813), filed with the Commission on April 28, 2006.

(8)  Incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 33-70984), filed with the Commission on April 27, 2007.

(9)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on October 28, 2009.

(10)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on September 16, 2011.

(12)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement
(File No. 333-179649), filed with the Commission on February 23, 2012.

(13)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (333-190294), filed with the Commission on August 1, 2013.

(14)  Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on October 25, 2013.

(15)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-190294), filed with the Commission on April 25, 2014.

(16)  Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-190294), as filed with the Commission on April 26, 2016.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 30, 2008.

(18)  Filed herewith.

Item 25. Directors and Officers of Depositor.

Management Name	Title
Adams, D. Scott	Chief Administrative Officer Executive Vice President
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Director Chief Operating Officer President
Black, Lance P.	Senior Vice President
Borie, Kevin B.	Senior Vice President, Chief Valuation Actuary
Callaway, Steve M.	Chief Compliance Officer Senior Vice President
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging
Cyphert, Mark	Senior Vice President
Drew, Mark L.	Executive Vice President
Evesque, Wendy L.	Senior Vice President
Goyer, Stephane	Senior Vice President
Harrison, Wade V.	Senior Vice President, Chief Product Actuary
Herring, Derry W	Senior Vice President
Johns, John D.	Director Chairman of the Board Chief Executive Officer
Kane, Nancy	Senior Vice President, Acquisitions and Corporate Development
Karchunas, M. Scott	Senior Vice President, Asset Protection Division
Kohler, Matthew	Senior Vice President
Laramee, Ben	Vice President, Annuity Marketing
Long, Deborah J.	Chief Legal Officer Executive Vice President Secretary
Loper, David M	Senior Vice President
Moloney, Michelle	Senior Vice President, Chief Risk Officer
Napoli, David	Vice President, Product Development
Passafiume, Philip E.	Senior Vice President, Director of Fixed Income
Pisupati, Chandrasekhar	Senior Vice President, Credit and Market Risk
Riebel, Matthew A.	Senior Vice President, Life Sales
Sawyer, John Robert	Senior Vice President
Seurkamp, Aaron C.	Senior Vice President, Chief Sales Officer
Smith, Stuart	Vice President and Actuary
Sottosanti, Frank	Chief Marketing Officer Senior Vice President
Stokes, Barrie Balzli	Senior Vice President, Government Affairs
Stuenkel, Wayne E.	Chief Actuary Senior Vice President
Temple, Michael G.	Executive Vice President, Finance and Risk
Thigpen, Carl S.	Director Chief Investment Officer Executive Vice President
Thompson, K. Todd	Senior Vice President, Annuities
Walker, Steven G.	Chief Financial Officer Executive Vice President
Wells, Paul R.	Chief Financial Officer, LAD Senior Vice President
Whitcomb, John	Senior Vice President, Emerging Business
Williams, Lucinda S.	Senior Vice President, Customer Experience

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of The Dai-ichi Life Insurance Company, Limited. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2015 (File No. 1-11339) filed with the Commission on February 25, 2016.

Item 27. Number of Contractowners.

As of November 30, 2016, there were 6,719 contract owners of Protective Variable Annuity Investors Series individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account and Variable Annuity Account A of Protective Life.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Management Name	Title
Brown, Barry K.	Assistant Secretary
Caldwell, Edwin V. II	Director President
Callaway, Steve M.	Director Chief Compliance Officer Secretary
Debnar, Lawrence J.	Assistant Financial Officer
Gilmer, Joseph F.	Director Assistant Financial Officer
Johnson, Julena G.	Assistant Compliance Officer
Majewski, Carol L.	Assistant Compliance Officer
Morsch, Letitia	Assistant Secretary
Tennent, Rayburn	Chief Financial Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement hereby certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-effective Amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on December 30, 2016.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY

By:  *

  Richard J. Bielen, President
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	December 30, 2016
* Richard J. Bielen	President, Chief Operating Officer and Director (Principal Operating Officer)	December 30, 2016
* Steven G. Walker	Executive Vice President, Controller and Chief Financial Officer (Principal Accounting Officer)	December 30, 2016
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	December 30, 2016
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		December 30, 2016

Exhibit Index

10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP

(b)  Consent of PricewaterhouseCoopers LLP